WESTCORE TRUST

Supplement dated February 2, 2018 to the Westcore Equity and Bond Funds Statement of Additional Information, dated April 30, 2017, as subsequently supplemented and revised.

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information dated April 30, 2017.

Institutional Shareholder Services, (“ISS”) has made certain changes to its domestic and global policies for the year 2018, effective for meetings held on or after January 31, 2018. As such, Appendix B of the Statement of Additional Information should be deleted in its entirety and replaced with the following pages:

United States

Canada

Europe

Americas Regional

Brazil

South Africa

EMEA Regional

Hong Kong

Japan

Korea

Singapore

Taiwan

China

Russia and Kazakhstan

Australia

New Zealand

Asia-Pacific Region

Israel

United Kingdom and Ireland

United States Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

U.S. Proxy Voting Guidelines

COVERAGE	8
1. BOARD OF DIRECTORS	9
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	9
Independence	9
ISS U.S. Categorization of Directors	10
Composition	12
Responsiveness	12
Accountability	13
VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS	16
Vote-No Campaigns	16
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	16
OTHER BOARD-RELATED PROPOSALS	17
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	17
Age/Term Limits	17
Board Size	17
Classification/Declassification of the Board	17
CEO Succession Planning	17
Cumulative Voting	17
Director and Officer Indemnification and Liability Protection	18
Establish/Amend Nominee Qualifications	18
Establish Other Board Committee Proposals	18
Filling Vacancies/Removal of Directors	19
Independent Chair (Separate Chair/CEO)	19
Majority of Independent Directors/Establishment of Independent Committees	19
Majority Vote Standard for the Election of Directors	20
Proxy Access	20
Require More Nominees than Open Seats	20
Shareholder Engagement Policy (Shareholder Advisory Committee)	20
2. AUDIT-RELATED	21
Auditor Indemnification and Limitation of Liability	21
Auditor Ratification	21
Shareholder Proposals Limiting Non-Audit Services	21
Shareholder Proposals on Audit Firm Rotation	22
3. SHAREHOLDER RIGHTS & DEFENSES	23
Advance Notice Requirements for Shareholder Proposals/Nominations	23
Amend Bylaws without Shareholder Consent	23
Control Share Acquisition Provisions	23
Control Share Cash-Out Provisions	23
Disgorgement Provisions	24
Fair Price Provisions	24

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U.S. Proxy Voting Guidelines

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U.S. Proxy Voting Guidelines

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U.S. Proxy Voting Guidelines

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U.S. Proxy Voting Guidelines

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	68
Establish Director Ownership Requirement	68
Reimburse Shareholder for Expenses Incurred	68
Terminate the Investment Advisor	68

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U.S. Proxy Voting Guidelines

COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

› U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.

› Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:

› FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

› For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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U.S. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

►   General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

› Independent directors comprise 50 percent or less of the board;

› The non-independent director serves on the audit, compensation, or nominating committee;

› The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

› The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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U.S. Proxy Voting Guidelines

ISS U.S. Categorization of Directors

1.	Executive Director
	1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
2.	Non-Independent Non-Executive Director
Board Identification
	2.1.	Director identified as not independent by the board.
Controlling/Significant Shareholder
	2.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Former CEO/Interim Officer
	2.3.	Former CEO of the company. [3], 4
	2.4.	Former CEO of an acquired company within the past five years.[4]
	2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]
Non-CEO Executives
	2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
	2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
	2.10.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).
Transactional, Professional, Financial, and Charitable Relationships
	2.11.	Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
	2.12.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
	2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
	2.14.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
	2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].
Other Relationships
	2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
	2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
	2.18.	Founder[11] of the company but not currently an employee.
	2.19.	Any material[12] relationship with the company.
3.	Independent Director
	3.1.	No material[12] connection to the company other than a board seat.

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U.S. Proxy Voting Guidelines

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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U.S. Proxy Voting Guidelines

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies; and

› Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

› Sit on more than five public company boards; or

› Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards3.

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

› The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

› Disclosed outreach efforts by the board to shareholders in the wake of the vote;

› Rationale provided in the proxy statement for the level of implementation;

› The subject matter of the proposal;

› The level of support for and opposition to the resolution in past meetings;

› Actions taken by the board in response to the majority vote and its engagement with shareholders;

› The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

› Other factors as appropriate.

› The board failed to act on takeover offers where the majority of shares are tendered;

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2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

3 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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› At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

› The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

› The company's response, including:

› Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

› Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

› Disclosure of specific and meaningful actions taken to address shareholders' concerns;

› Other recent compensation actions taken by the company;

› Whether the issues raised are recurring or isolated;

› The company's ownership structure; and

› Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

› The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

› The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

› The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total

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4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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U.S. Proxy Voting Guidelines

shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

› A classified board structure;

› A supermajority vote requirement;

› Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

› The inability of shareholders to call special meetings;

› The inability of shareholders to act by written consent;

› A multi-class capital structure; and/or

› A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

› The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

› Disclosure by the company of any significant engagement with shareholders regarding the amendment;

› The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

› The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

› The company's ownership structure;

› The company's existing governance provisions;

› The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and

› Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

› Classified the board;

› Adopted supermajority vote requirements to amend the bylaws or charter; or

› Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

› The level of impairment of shareholders' rights;

› The disclosed rationale;

› The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

› The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

› Any reasonable sunset provision; and

› Other relevant factors.

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U.S. Proxy Voting Guidelines

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

› The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws.

Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

› The non-audit fees paid to the auditor are excessive;

› The company receives an adverse opinion on the company’s financial statements from its auditor; or

› There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

› Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);

› The company maintains significant problematic pay practices; or

› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

› The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

› The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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U.S. Proxy Voting Guidelines

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

› The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

› The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

› Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

› Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

› Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight6, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

►   General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

› Long-term financial performance of the company relative to its industry;

› Management’s track record;

› Background to the contested election;

› Nominee qualifications and any compensatory arrangements;

› Strategic plan of dissident slate and quality of the critique against management;

› Likelihood that the proposed goals and objectives can be achieved (both slates); and

› Stock ownership positions.

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6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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U.S. Proxy Voting Guidelines

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

►   General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

►   General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

►   General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

►    General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

►   General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

› The reasonableness/scope of the request; and

› The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

►   General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

› The company has proxy access7, thereby allowing shareholders to nominate directors to the company’s ballot; and

› The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

----------------------

7 A proxy access right that meets the recommended guidelines.

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Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

►   General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

› Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

› Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

› Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

› If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

› If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

►   General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

› The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

› The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

› The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

› The scope and structure of the proposal.

Establish Other Board Committee Proposals

►   General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

› Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

› Level of disclosure regarding the issue for which board oversight is sought;

› Company performance related to the issue for which board oversight is sought;

› Board committee structure compared to that of other companies in its industry sector; and

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› The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

►   General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

►   General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

› The scope of the proposal;

› The company's current board leadership structure;

› The company's governance structure and practices;

› Company performance; and

› Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

►   General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See Categorization of Directors).

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

►   General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

►   General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

› Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

› Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

› Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

› Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

►   General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

►   General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

› Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

› Effectively disclosed information with respect to this structure to its shareholders;

› Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

› The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

►   General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

› The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;

› The motivation and rationale for establishing the agreements;

› The quality of the company’s disclosure; and

› The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

►   General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

› An auditor has a financial interest in or association with the company, and is therefore not independent;

› There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

› Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

› Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

› Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

►   General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

►   General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

› The tenure of the audit firm;

› The length of rotation specified in the proposal;

› Any significant audit-related issues at the company;

› The number of Audit Committee meetings held each year;

› The number of financial experts serving on the committee; and

› Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

►   General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

►   General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

› Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);

› The company's ownership structure and historical voting turnout;

› Whether the board could amend bylaws adopted by shareholders; and

› Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

►   General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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►   General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

►   General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

►   General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

►   General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

►   General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

►   General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

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› The company's stated rationale for adopting such a provision;

› Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

› The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

› Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

►   General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

› The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

› The value of the NOLs;

› Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

› The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

› Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

►   General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

› Shareholders have approved the adoption of the plan; or

› The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

►   General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

› No lower than a 20 percent trigger, flip-in or flip-over;

› A term of no more than three years;

› No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

› Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

►   General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

› The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

› The value of the NOLs;

› Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

› The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

› Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

►   General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

› The scope and structure of the proposal;

› The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;

› The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

› Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

› Any recent controversies or concerns related to the company's proxy voting mechanics;

› Any unintended consequences resulting from implementation of the proposal; and

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› Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

►   General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

› The election of fewer than 50 percent of the directors to be elected is contested in the election;

› One or more of the dissident’s candidates is elected;

› Shareholders are not permitted to cumulate their votes for directors; and

› The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

►   General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

› Reasons for reincorporation;

› Comparison of company's governance practices and provisions prior to and following the reincorporation; and

› Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

►   General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

› Shareholders' current right to act by written consent;

› The consent threshold;

› The inclusion of exclusionary or prohibitive language;

› Investor ownership structure; and

› Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

› An unfettered8 right for shareholders to call special meetings at a 10 percent threshold;

› A majority vote standard in uncontested director elections;

› No non-shareholder-approved pill; and ----------------------

8 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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› An annually elected board.

Shareholder Ability to Call Special Meetings

►   General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

› Shareholders’ current right to call special meetings;

› Minimum ownership threshold necessary to call special meetings (10 percent preferred);

› The inclusion of exclusionary or prohibitive language;

› Investor ownership structure; and

› Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

►   General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

►   General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

►   General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

› Ownership structure;

› Quorum requirements; and

› Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

►   General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

►   General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

› Past Board Performance:

› The company's use of authorized shares during the last three years;

› The Current Request:

› Disclosure in the proxy statement of the specific purposes of the proposed increase;

› Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

› The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

►   General Recommendation: Generally vote against proposals to create a new class of common stock unless:

› The company discloses a compelling rationale for the dual-class capital structure, such as:

› The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

› The new class of shares will be transitory;

› The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

› The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

►   General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

►   General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

› The size of the company;

› The shareholder base; and

› The liquidity of the stock.

Preferred Stock Authorization

►   General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

› Past Board Performance:

› The company's use of authorized preferred shares during the last three years;

› The Current Request:

› Disclosure in the proxy statement of the specific purposes for the proposed increase;

› Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

› In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

› Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

►   General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

› More simplified capital structure;

› Enhanced liquidity;

› Fairness of conversion terms;

› Impact on voting power and dividends;

› Reasons for the reclassification;

› Conflicts of interest; and

› Other alternatives considered.

Reverse Stock Splits

►   General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

› A stock exchange has provided notice to the company of a potential delisting; or

› The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

►   General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

►   General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

►   General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

› Adverse governance changes;

› Excessive increases in authorized capital stock;

› Unfair method of distribution;

› Diminution of voting rights;

› Adverse conversion features;

› Negative impact on stock option plans; and

› Alternatives such as spin-off.

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Restructuring

Appraisal Rights

►   General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

►   General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

› Purchase price;

› Fairness opinion;

› Financial and strategic benefits;

› How the deal was negotiated;

› Conflicts of interest;

› Other alternatives for the business;

› Non-completion risk.

Asset Sales

►   General Recommendation: Vote case-by-case on asset sales, considering the following factors:

› Impact on the balance sheet/working capital;

› Potential elimination of diseconomies;

› Anticipated financial and operating benefits;

› Anticipated use of funds;

› Value received for the asset;

› Fairness opinion;

› How the deal was negotiated;

› Conflicts of interest.

Bundled Proposals

►   General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

►   General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/
Reverse Leveraged Buyouts/Wrap Plans

►   General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

› Dilution to existing shareholders' positions;

› Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

› Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

› Management's efforts to pursue other alternatives;

› Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

› Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

►   General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

› The reasons for the change;

› Any financial or tax benefits;

› Regulatory benefits;

› Increases in capital structure; and

› Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

› Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

› Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

►   General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

› Offer price/premium;

› Fairness opinion;

› How the deal was negotiated;

› Conflicts of interest;

› Other alternatives/offers considered; and

› Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

› Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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› Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

› Are all shareholders able to participate in the transaction?

› Will there be a liquid market for remaining shareholders following the transaction?

› Does the company have strong corporate governance?

› Will insiders reap the gains of control following the proposed transaction?

› Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

►   General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

› Percentage of assets/business contributed;

› Percentage ownership;

› Financial and strategic benefits;

› Governance structure;

› Conflicts of interest;

› Other alternatives; and

› Non-completion risk.

Liquidations

►   General Recommendation: Vote case-by-case on liquidations, taking into account the following:

› Management’s efforts to pursue other alternatives;

› Appraisal value of assets; and

› The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in

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certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

►   General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

› Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

› Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

› The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

› When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

› Financial issues:

› The company's financial condition;

› Degree of need for capital;

› Use of proceeds;

› Effect of the financing on the company's cost of capital;

› Current and proposed cash burn rate;

› Going concern viability and the state of the capital and credit markets.

› Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

› Control issues:

› Change in management;

› Change in control;

› Guaranteed board and committee seats;

› Standstill provisions;

› Voting agreements;

› Veto power over certain corporate actions; and

› Minority versus majority ownership and corresponding minority discount or majority control premium.

› Conflicts of interest:

› Conflicts of interest should be viewed from the perspective of the company and the investor.

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› Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

› Market reaction:

› The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

►   General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

› Estimated value and financial prospects of the reorganized company;

› Percentage ownership of current shareholders in the reorganized company;

› Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

› The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

› Existence of a superior alternative to the plan of reorganization; and

› Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

►   General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

› Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

› Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

› Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

› Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

› Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

› Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

►   General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

› Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.

› Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

› Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

› Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

►   General Recommendation: Vote case-by-case on spin-offs, considering:

› Tax and regulatory advantages;

› Planned use of the sale proceeds;

› Valuation of spinoff;

› Fairness opinion;

› Benefits to the parent company;

› Conflicts of interest;

› Managerial incentives;

› Corporate governance changes;

› Changes in the capital structure.

Value Maximization Shareholder Proposals

►   General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

› Hiring a financial advisor to explore strategic alternatives;

› Selling the company; or

› Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

› Prolonged poor performance with no turnaround in sight;

› Signs of entrenched board and management (such as the adoption of takeover defenses);

› Strategic plan in place for improving value;

› Likelihood of receiving reasonable value in a sale or dissolution; and

› The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

►   General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);

› The company maintains significant problematic pay practices;

› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

› There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

› The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

› The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

› The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1. Peer Group10 Alignment:

› The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

› The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

› The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2. Absolute Alignment11 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

› The ratio of performance- to time-based equity awards;

› The overall ratio of performance-based compensation;

› The completeness of disclosure and rigor of performance goals;

› The company's peer group benchmarking practices;

› Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

› Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

› Realizable pay12 compared to grant pay; and

› Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

› Problematic practices related to non-performance-based compensation elements;

› Incentives that may motivate excessive risk-taking; and

› Options backdating.

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9 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

10 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

11 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

12 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

› Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

› Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;

› New or extended agreements that provide for:

› Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);

› CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

› CIC payments with excise tax gross-ups (including "modified" gross-ups);

› Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

› Liberal CIC definition combined with any single-trigger CIC benefits;

› Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;

› Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

› Multi-year guaranteed awards;

› A single or common performance metric used for short- and long-term incentives;

› Lucrative severance packages;

› High pay opportunities relative to industry peers;

› Disproportionate supplemental pensions; or

› Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

› Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

› Duration of options backdating;

› Size of restatement due to options backdating;

› Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

› Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

› Failure to respond to majority-supported shareholder proposals on executive pay topics; or

› Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

› The company's response, including:

› Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

› Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

› Disclosure of specific and meaningful actions taken to address shareholders' concerns;

› Other recent compensation actions taken by the company;

› Whether the issues raised are recurring or isolated;

› The company's ownership structure; and

› Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

►   General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

►   General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

› Single- or modified-single-trigger cash severance;

› Single-trigger acceleration of unvested equity awards;

› Full acceleration of equity awards granted shortly before the change in control;

› Excessive cash severance (generally >3x base salary and bonus);

› Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

› Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

› Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

› The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis.

However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

►   General Recommendation: Vote case-by-case on certain equity-based compensation plans13 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

› Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

› SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

› SVT based only on new shares requested plus shares remaining for future grants.

› Plan Features:

› Discretionary or automatic single-triggered award vesting upon a change in control (CIC);

› Discretionary vesting authority;

› Liberal share recycling on various award types;

› Lack of minimum vesting period for grants made under the plan;

› Dividends payable prior to award vesting.

› Grant Practices:

› The company’s three-year burn rate relative to its industry/market cap peers;

› Vesting requirements in most recent CEO equity grants (3-year look-back);

› The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

› The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

› Whether the company maintains a claw-back policy;

› Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

› Awards may vest in connection with a liberal change-of-control definition;

› The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

› The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

› Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

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13 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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U.S. Proxy Voting Guidelines

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (¼) plus one standard deviation (Ã) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

› Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

› Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

› The cancellation of underwater options in exchange for stock awards; or

› Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

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14 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

› Severity of the pay-for-performance misalignment;

› Whether problematic equity grant practices are driving the misalignment; and/or

› Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

►   General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

› Addresses administrative features only; or

› Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

› Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

› If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

› If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

› If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

►   General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

►   General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

►   General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

› Purchase price is at least 85 percent of fair market value;

› Offering period is 27 months or less; and

› The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

› Purchase price is less than 85 percent of fair market value; or

› Offering period is greater than 27 months; or

› The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

►   General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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› Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

› Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

› Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

› No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria.

If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

►   General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

› Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

› Rationale for the re-pricing--was the stock price decline beyond management's control?;

› Is this a value-for-value exchange?;

› Are surrendered stock options added back to the plan reserve?;

› Option vesting--does the new option vest immediately or is there a black-out period?;

› Term of the option--the term should remain the same as that of the replaced option;

› Exercise price--should be set at fair market or a premium to market;

› Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing.

Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

►   General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered

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using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

►   General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

› Executive officers and non-employee directors are excluded from participating;

› Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

› There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

› Eligibility;

› Vesting;

› Bid-price;

› Term of options;

› Cost of the program and impact of the TSOs on company’s total option expense; and

› Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

►   General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

› If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

› An assessment of the following qualitative factors:

› The relative magnitude of director compensation as compared to companies of a similar profile;

› The presence of problematic pay practices relating to director compensation;

› Director stock ownership guidelines and holding requirements;

› Equity award vesting schedules;

› The mix of cash and equity-based compensation;

› Meaningful limits on director compensation;

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› The availability of retirement benefits or perquisites; and

› The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

►   General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

› The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

› The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

› The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

› The relative magnitude of director compensation as compared to companies of a similar profile;

› The presence of problematic pay practices relating to director compensation;

› Director stock ownership guidelines and holding requirements;

› Equity award vesting schedules;

› The mix of cash and equity-based compensation;

› Meaningful limits on director compensation;

› The availability of retirement benefits or perquisites; and

› The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

►   General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

►   General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

› The company’s past practices regarding equity and cash compensation;

› Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

› Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

►   General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

►   General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

►   General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

►   General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

› The percentage/ratio of net shares required to be retained;

› The time period required to retain the shares;

› Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

› Whether the company has any other policies aimed at mitigating risk taking by executives;

› Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

› Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

►   General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

› The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

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› If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

› The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

►   General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

› First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

› Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

►   General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

› Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

› Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

› Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

› Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

› Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

› What aspects of the company’s annual and long-term equity incentive programs are performance driven?

› If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

› Can shareholders assess the correlation between pay and performance based on the current disclosure?

› What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

►   General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

› Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

› Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

› Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

› Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

› An executive may not trade in company stock outside the 10b5-1 Plan;

› Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

►   General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

►   General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

› If the company has adopted a formal recoupment policy;

› The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

› Whether the company has chronic restatement history or material financial problems;

› Whether the company’s policy substantially addresses the concerns raised by the proponent;

› Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

› Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

►   General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

› The triggering mechanism should be beyond the control of management;

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› The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

› Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

►   General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

►   General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

►   General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

►   General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

› The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

› Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. ROUTINE/MISCELLANEOUS

Adjourn Meeting

►   General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

►   General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

►   General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

►   General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

►   General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

►   General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

►   General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

►   General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

› The company has already published a set of animal welfare standards and monitors compliance;

› The company’s standards are comparable to industry peers; and

› There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

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Animal Testing

►   General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

› The company is conducting animal testing programs that are unnecessary or not required by regulation;

› The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

› There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

►   General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

►   General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

› The potential impact of such labeling on the company's business;

› The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

› Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

►   General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

› Whether the company has adequately disclosed mechanisms in place to prevent abuses;

› Whether the company has adequately disclosed the financial risks of the products/practices in question;

› Whether the company has been subject to violations of related laws or serious controversies; and

› Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

►   General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

› The potential for reputational, market, and regulatory risk exposure;

› Existing disclosure of relevant policies;

› Deviation from established industry norms;

› Relevant company initiatives to provide research and/or products to disadvantaged consumers;

› Whether the proposal focuses on specific products or geographic regions;

› The potential burden and scope of the requested report;

› Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

►   General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

› The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

› The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

› The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

› The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

› Current regulations in the markets in which the company operates; and

› Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

►   General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

› Recent related fines, controversies, or significant litigation;

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› Whether the company complies with relevant laws and regulations on the marketing of tobacco;

› Whether the company’s advertising restrictions deviate from those of industry peers;

› Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

› Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

› Whether the company complies with all laws and regulations;

› The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

› The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

►   General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

› Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

› The company's level of disclosure compared to industry peers; and

› Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

› The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

› The company's level of disclosure is comparable to that of industry peers; and

› There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

› Whether the company provides disclosure of year-over-year GHG emissions performance data;

› Whether company disclosure lags behind industry peers;

› The company's actual GHG emissions performance;

› The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

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› Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

►   General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

› The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

› The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

►   General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

› The scope and structure of the proposal;

› The company's current level of disclosure on renewable energy use and GHG emissions; and

› The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

►   General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

› The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

› The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

› The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

› The level of gender and racial minority representation that exists at the company’s industry peers;

› The company’s established process for addressing gender and racial minority board representation;

› Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

› The independence of the company’s nominating committee;

› Whether the company uses an outside search firm to identify potential director nominees; and

› Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

►   General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

› The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

› The company already publicly discloses comprehensive workforce diversity data; and

› The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

►   General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

►   General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

› The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

› Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and

› Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

►   General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

› The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

› The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

› Recent significant controversies, fines, or violations related to workplace health and safety; and

› The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

› The company’s compliance with applicable regulations and guidelines;

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› The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

› The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

►   General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

› Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

› The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

› The nature, purpose, and scope of the company’s operations in the specific region(s);

› The degree to which company policies and procedures are consistent with industry norms; and

› The scope of the resolution.

Hydraulic Fracturing

►   General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

› The company's current level of disclosure of relevant policies and oversight mechanisms;

› The company's current level of such disclosure relative to its industry peers;

› Potential relevant local, state, or national regulatory developments; and

› Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

►   General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

› Operations in the specified regions are not permitted by current laws or regulations;

› The company does not currently have operations or plans to develop operations in these protected regions; or

› The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

►   General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

› The nature of the company’s business;

› The current level of disclosure of the company's existing related programs;

› The timetable and methods of program implementation prescribed by the proposal;

› The company’s ability to address the issues raised in the proposal; and

› How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

►   General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

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› The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

› The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

►   General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

› The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

› Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

› The potential financial impact or risk to the company associated with water-related concerns or issues; and

› Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

►   General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

►   General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

› The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

› Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

› The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

› Applicable market-specific laws or regulations that may be imposed on the company; and

› Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

►   General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

› The scope and prescriptive nature of the proposal;

› Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

› Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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› The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

› The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

►   General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

› The degree to which existing relevant policies and practices are disclosed;

› Whether or not existing relevant policies are consistent with internationally recognized standards;

› Whether company facilities and those of its suppliers are monitored and how;

› Company participation in fair labor organizations or other internationally recognized human rights initiatives;

› Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

› Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

› The scope of the request; and

› Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

› The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

› The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

› Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

› Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

►   General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

› The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

› Current disclosure of applicable risk assessment(s) and risk management procedures;

› Compliance with U.S. sanctions and laws;

› Consideration of other international policies, standards, and laws; and

› Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

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Outsourcing/Offshoring

►   General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

› Controversies surrounding operations in the relevant market(s);

› The value of the requested report to shareholders;

› The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

› The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

►   General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

►   General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

› The company’s current disclosure of relevant lobbying policies, and management and board oversight;

› The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

› Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

►   General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

› The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

› The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

› Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

►   General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

› There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

› The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. MUTUAL FUND PROXIES

Election of Directors

►   General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

►   General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

› Past performance as a closed-end fund;

› Market in which the fund invests;

› Measures taken by the board to address the discount; and

› Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

►   General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

› Past performance relative to its peers;

› Market in which the fund invests;

› Measures taken by the board to address the issues;

› Past shareholder activism, board activity, and votes on related proposals;

› Strategy of the incumbents versus the dissidents;

› Independence of directors;

› Experience and skills of director candidates;

› Governance profile of the company;

› Evidence of management entrenchment.

Investment Advisory Agreements

►   General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

› Proposed and current fee schedules;

› Fund category/investment objective;

› Performance benchmarks;

› Share price performance as compared with peers;

› Resulting fees relative to peers;

› Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

►   General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

►   General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

› Stated specific financing purpose;

› Possible dilution for common shares;

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› Whether the shares can be used for antitakeover purposes.

1940 Act Policies

►   General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

› Potential competitiveness;

› Regulatory developments;

› Current and potential returns; and

› Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

►   General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

› The fund's target investments;

› The reasons given by the fund for the change; and

› The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

►   General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

►   General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

› Political/economic changes in the target market;

› Consolidation in the target market; and

› Current asset composition.

Change in Fund's Subclassification

►   General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

› Potential competitiveness;

› Current and potential returns;

› Risk of concentration;

› Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

►   General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

› The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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› The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

› The company has demonstrated responsible past use of share issuances by either:

› Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

› Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

►   General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

› Strategies employed to salvage the company;

› The fund’s past performance;

› The terms of the liquidation.

Changes to the Charter Document

►   General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

› The degree of change implied by the proposal;

› The efficiencies that could result;

› The state of incorporation;

› Regulatory standards and implications.

Vote against any of the following changes:

› Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

› Removal of shareholder approval requirement for amendments to the new declaration of trust;

› Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

› Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

› Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

› Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

►   General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

› Regulations of both states;

› Required fundamental policies of both states;

› The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

►   General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

►   General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

› Fees charged to comparably sized funds with similar objectives;

› The proposed distributor’s reputation and past performance;

› The competitiveness of the fund in the industry;

› The terms of the agreement.

Master-Feeder Structure

►   General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

►   General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

› Resulting fee structure;

› Performance of both funds;

› Continuity of management personnel;

› Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

►   General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

►   General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

►   General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

› Performance of the fund’s Net Asset Value (NAV);

› The fund’s history of shareholder relations;

› The performance of other funds under the advisor’s management.

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U.S. Proxy Voting Guidelines

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Canada Proxy Voting Guidelines for TSX-Listed Companies Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

Canada Proxy Voting Guidelines for TSX-Listed Companies

COVERAGE	4
1. ROUTINE/MISCELLANEOUS	5
AUDIT-RELATED	5
Financial Statements/Director and Auditor Reports	5
Ratification of Auditors	5
Other Business	5
2. BOARD OF DIRECTORS	6
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	6
Fundamental Principles	6
TSX Listing Requirements	7
Slate Ballots (Bundled Director Elections)	7
ISS Canadian Definition of Independence	8
Board Structure and Independence	10
Non-Independent Directors on Key Committees	10
Policy Considerations for Majority Owned Companies	11
Audit Fee Disclosure	12
Excessive Non-Audit Fees	12
Persistent Problematic Audit Related Practices	12
Director Attendance	13
Overboarded Directors	14
Gender Diversity Policy (S&P/TSX Composite Index companies only)	14
Former CEO/CFO on Audit/Compensation Committee	15
Voting on Directors for Egregious Actions	16
Board Responsiveness	17
Unilateral Adoption of an Advance Notice Provision	17
OTHER BOARD-RELATED PROPOSALS	19
Classification/Declassification of the Board	19
Independent Chair (Separate Chair/CEO)	19
Majority of Independent Directors/Establishment of Committees	19
Majority Vote Standard for the Election of Directors	19
Proxy Access	20
Proxy Contests - Voting for Director Nominees in Contested Elections	20
3. SHAREHOLDER RIGHTS & DEFENSES	21
Advance Notice Requirements	21
Enhanced Shareholder Meeting Quorum for Contested Director Elections	22
Appointment of Additional Directors Between Annual Meetings	22
Article/By-law Amendments	23
Cumulative Voting	24
Confidential Voting	24
Poison Pills (Shareholder Rights Plans)	25

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Canada Proxy Voting Guidelines for TSX-Listed Companies

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Canada Proxy Voting Guidelines for TSX-Listed Companies

COVERAGE

The Canadian research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly – traded Canadian-incorporated companies that are held in our institutional investor clients' portfolios. These TSX policy guidelines apply to companies listed on the Toronto Stock Exchange. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines. U.S. Foreign Private Issuers that are incorporated in Canada and that do not file DEF14A reports and do not meet the SEC Domestic Issuer criteria are covered under Canadian policy.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

1. ROUTINE/MISCELLANEOUS

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor's report, which is included in the company’s annual report, to shareholders at every

Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

►   General Recommendation: Vote for proposals to ratify auditors unless the following applies:

› Non-audit ("other") fees paid to the auditor > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: National Instrument 52-110 - Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

►   General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Fundamental Principles

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. In addition, the board must be able to objectively set and monitor the execution of corporate strategy, with appropriate use of shareholder capital, and independently set and monitor executive compensation programs that support that strategy. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy1 providing that:

› If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;

› The board will accept the resignation absent exceptional circumstances; and

› The company will promptly issue a public statement with the board's decision regarding the director's resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

►   General Recommendation: Generally vote withhold for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

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1 Controlled companies are exempt from this requirement.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

ISS Canadian Definition of Independence

1.	Executive Director
	1.1.	Employees of the company or its affiliates[i].
	1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].
2.	Non-Independent Non-Executive Director
Former/Interim CEOiii
	2.1.	Former CEO of the company or its affiliates[i] within the past five yearsiv or of an acquired company within the past five years.
	2.2.	Former interim CEO of the company or its affiliates[i] within the past five yearsiv if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensation[v] at that time.
	2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiv.
Controlling Shareholder/s
	2.4.	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii.
Non-CEO Executivesiii
	2.5.	Former executive of the company, an affiliate[i], or a firm acquired within the past three years.
	2.6.	Former interim executive of the company or its affiliates[i] within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
	2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor within the past three years.
	2.8.	Executive, former executive of the company or its affiliates[i] within the last three years, general or limited partner of a joint venture or partnership with the company.
Relatives
	2.9.	Relativevi of current executive officervii of the company or its affiliates[i].
	2.10.	Relativevi of a person who has served as a CEO of the company or its affiliates[i] within the last five years; or an executive officer of the company or its affiliates[i] within the last three years.
Transactional, Professional, Financial, and Charitable Relationshipsviii
	2.11.	Currently provides (or a relativevi provides) professional servicesix to the company, its affiliates[i] or to its officers.
	2.12.	Is (or a relativevi is) a partner, controlling shareholder or an employee of, an organization that provides professional services ix to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].
	2.13.	Currently employed by (or a relativevi is employed by) a significant customer or supplier[x] of the company or its affiliates[i].
	2.14.	Is (or a relativevi is) a trustee, director or employee of a charitable or non-profit organization that receives materialxi grants or endowments from the company or its affiliates[i].
	2.15.	Has, or is (or a relativevi is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement.
Other Relationships
	2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
	2.17.	Founderxii of the company but not currently an employee.
	2.18.	Has any materialxi relationship with the company or with any one or more members of management of the company.
	2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.
Board Attestation

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Canada Proxy Voting Guidelines for TSX-Listed Companies

2.20. Board attestation that an outside director is not independent.

3.     Independent Director

3.1. No materialxi ties to the company other than board seat.

Footnotes:

i "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii Under this definition, officers of a controlling entity and/or its affiliates holding more than 50 percent of the outstanding voting rights will be considered non-independent non-executive directors.

iii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iv The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

v ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

vi Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

vii Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

viii The terms "Currently", "Is" or "Has" in the context of Transactional, Professional, Financial, and Charitable Relationships will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders' meeting.

ix Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. "Of counsel" relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

x If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

xi "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

xii The company’s public disclosure regarding the operating involvement of the Founder with the company will be considered. If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director’s ability to provide independent oversight of management.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Vote case-by-case on director nominees, examining the following factors when disclosed:

› Independence of the board and key board committees;

› Disclosed commitment to board gender diversity;

› Attendance at board and committee meetings;

› Corporate governance provisions and takeover activity;

› Long-term company performance;

› Directors’ ownership stake in the company;

› Compensation practices;

› Responsiveness to shareholder proposals; and

› Board accountability.

Board Structure and Independence

►   General Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

› The board is less than majority independent; or

› The board lacks a separate compensation or nominating committee.

Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no executive directors sit on boards. Company executives have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, executives, former executives and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 - Corporate Governance Guidelines recommends that the board should have:

› A majority of independent directors (Section 3.10); and

› A nominating committee and a compensation committee composed entirely of independent directors (Section 3.15).

Guideline Eight of the Canadian Coalition for Good Governance (CCGG)'s 2013 publication Building High Performance Boards indicates that boards should "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

Non-Independent Directors on Key Committees

►   General Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

› Are Executive Directors;

› Are Controlling Shareholders; or

› Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

National Instrument 52-110 - Audit Committees sets out best practice with regard to the composition of the audit committee. The instrument requires that every reporting issuer (other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument) must have an audit committee, that the committee must comprise a minimum of three members, and that every audit committee member must be independent.

Policy Considerations for Majority Owned Companies2

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company may be supported under ISS' board and committee independence policies if the company meets all of the following independence and governance criteria:

› The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;

› In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);

› If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;

› A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director; and

› Prompt disclosure of detailed vote results following each shareholder meeting.

ISS will also take into consideration any other concerns related to the conduct of the subject director(s) and any controversy or questionable actions on the part of the subject director(s) that are deemed not to be in the best interests of all shareholders.

Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain

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2 A majority-owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

►   General Recommendation: Vote withhold for the members of the audit committee as constituted in the most recently completed fiscal year if:

› No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

►   General Recommendation: Vote withhold for individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

› Non-audit fees ("other") fees paid to the external audit firm > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

►   General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:

› Accounting fraud;

› Misapplication of applicable accounting standards; or

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Canada Proxy Voting Guidelines for TSX-Listed Companies

› Material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.

Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

►   General Recommendation: Vote withhold for individual director nominees if:

› The company has not adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key3 committee meetings4 held within the past year without a valid reason for these absences; or

› The company has adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key4 committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

› Valid reasons for absence at meetings include illness or absence due to company business;

› Participation via telephone is acceptable;

› If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;

› Board and key committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and

› Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may indicate a more serious concern with a director’s ability to serve and may warrant a board review and potentially the director’s resignation.

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3 Key committees include audit, compensation and nominating committees.

4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS' report.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Overboarded Directors

►   General Recommendation: (in effect until January 31, 2019): Generally vote withhold for individual director nominees if:

› Irrespective of whether the company has adopted a majority voting director resignation policy, the director is overboarded5 AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

For meetings on or after February 1, 2019, generally vote withhold for individual director nominees who:

› Are non-CEO directors and serve on more than five public company boards; or

› Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards6.

Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While the knowledge and experience that come from multiple directorships is highly valued, directors' increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.

Within the Canadian market, which is based on a “comply-or-explain” regulatory regime of recommended best practices, there are mixed investor views on the appropriateness of evaluating the ability of directors to contribute based solely on the number of boards on which they serve. Further consideration is given to the TSX majority voting director resignation requirement. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director’s inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to give the same degree of consideration toward service on TSXV-listed company boards as these start-up companies are, for several reasons, seen by some to require less time and effort from directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

Gender Diversity Policy (S&P/TSX Composite Index companies only)

►   General Recommendation: For S&P/TSX Composite Index companies, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:

› The company has not disclosed a formal written gender diversity policy*; and

› There are zero female directors on the board of directors.

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5 "Overboarded" is defined by ISS as: a CEO of a public company who sits on more than 1 outside public company board in addition to the company of which he/she is CEO, OR the director is not a CEO of a public company and sits on more than 4 public company boards in total.

6 Although a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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This policy will be applied to all TSX Companies starting in Feb 2019.

*Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.

The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.

When determining a company's commitment to board gender diversity, consideration will also be given to the board's disclosed approach to considering gender diversity in executive officer positions and stated goals or targets or programs and processes for advancing women in executive officer roles, and how the success of such programs and processes is monitored.

Exemptions:

This policy will not apply to:

› Newly publicly listed companies within the current or prior fiscal year;

› Companies that have transitioned from the TSXV within the current or prior fiscal year; or

› Companies with four or fewer directors.

Rationale: Gender diversity has become a high profile corporate governance issue in the Canadian market. Effective Dec. 31, 2014, as per National Instrument 58-101 Disclosure of Corporate Governance Practices, TSX-listed issuers are required to provide proxy disclosures regarding whether, and if so how, the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. Also required is disclosure of policies or targets, if any, regarding the representation of women on the board. The disclosure requirement has been a catalyst for the addition of women on the boards of many larger TSX-listed reporting issuers, including Composite Index companies. Composite Index company boards lacking a policy commitment and having zero female directors are now deemed to be outliers lagging market expectations in this regard. Among non-Composite Index TSX-listed issuers, many have disclosed that they have not adopted a gender diversity policy, or goals or targets. Further, approximately 50 percent do not have any women on the board of directors. Therefore, the policy will apply to Composite Index companies initially and is intended to apply to all TSX reporting issuers (other than those exceptions indicated above) commencing 2019.

Former CEO/CFO on Audit/Compensation Committee

►   General Recommendation: Vote withhold for any director who has served as the CEO of the company within the past five years and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether

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support is warranted for any former CEO on the audit or compensation committee following a five-year period7 after leaving this executive position.

Generally vote withhold for any director who has served as the CFO of the company within the past three years and is a member of the audit or compensation committee.

Rationale: Although ISS policy designates former CEOs and CFOs as non-independent non-executive directors, a withhold vote will be recommended as if they were executives where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee's efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.

The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 – Audit Committees.

A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company's management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. Following the conclusion of the five-year period, the former CEO's independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.

Voting on Directors for Egregious Actions

►   General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight8 or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

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7 The determination of a former CEO's classification following the five-year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

8 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

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In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director's ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

►   General Recommendation: Vote withhold for continuing individual directors, nominating committee9 members, or the continuing members of the entire board of directors if:

› At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting director resignation policy and the nominating committee9 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;

› At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

› The board failed to act10 on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.

As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority voting, director resignation policies as required by the TSX.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Unilateral Adoption of an Advance Notice Provision

►   General Recommendation: Vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

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9 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.

10 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders' approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders' interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.

Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders' ability to nominate director candidates. Failure to provide such disclosure is not in shareholders' best interests.

Externally-Managed Issuers (EMIs)

►   General Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

› The size and scope of the management services agreement;

› Executive compensation in comparison to issuer peers and/or similarly structured issuers;

› Overall performance;

› Related party transactions;

› Board and committee independence;

› Conflicts of interest and process for managing conflicts effectively;

› Disclosure and independence of the decision-making process involved in the selection of the management services provider;

› Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

› Historical compensation concerns;

› Executives' responsibilities; and

› Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer's governance framework.

Rationale:

Externally-managed issuers (EMIs) typically pay fees to outside firms in exchange for management services. In most cases, some or all of the EMI's executives are directly employed and compensated by the external management firm.

EMIs typically do not disclose details of the management agreement in their proxy statements and only provide disclosure on the aggregate amount of fees paid to the manager, with minimal or incomplete compensation information.

Say-on-pay resolutions are voluntarily adopted in Canada. Additionally, all non-controlled TSX-listed issuers are required to adopt majority voting director resignation policies which could result in a director being required to resign from a board if he or she receives more 'withhold' than 'for' votes at the shareholders' meeting. Some investor respondents to ISS' 2015-16 ISS Global Policy Survey indicated that in cases where an externally managed company does not have a say-on-pay proposal (i.e., 'withhold' votes may be recommended for individual directors), factors other than disclosure should be considered, such as performance, compensation and expenses

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paid in relation to peers, board and committee independence, conflicts of interest, and pay-related issues. Policy outreach sessions conducted with Canadian institutional investors resulted in identical feedback.

Other Board-Related Proposals

Classification/Declassification of the Board

►   General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

►   General Recommendation: Vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 - Corporate Governance Guidelines recommends that the chair of the board be an independent director or, where this is not appropriate, that an independent director should be appointed lead director.

Majority of Independent Directors/Establishment of Committees

►   General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

› The board composition already meets the proposed threshold based on ISS' definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

› The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

►   General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority voting director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

› A majority voting director resignation policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and

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› The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Proxy Contests - Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case in contested elections taking into account:

› Long-term financial performance of the target company relative to its industry;

› Management’s track record;

› Background to the proxy contest;

› Nominee qualifications and any compensatory arrangements;

› Strategic plan of dissident slate and quality of critique against management;

› Likelihood that the proposed goals and objectives can be achieved (both slates); and

› Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:

› Have the dissidents met the burden of proving that board change is warranted? And, if so;

› Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

Reimbursing Proxy Solicitation Expenses

►   General Recommendation: Vote case-by-case taking into account:

› Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements

►   General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

› To prevent stealth proxy contests;

› To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and

› To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic under ISS' evaluation include but are not limited to:

› For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;

› The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

› A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;

› A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

› Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

› Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;

› Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and

› Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Rationale: As advance notice requirements continue to evolve and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada's legal and regulatory framework.

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A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.

Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.

Recent court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.

For more detail regarding ISS' policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

►   General Recommendation: Vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

Rationale: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s predetermination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

►   General Recommendation: Vote for these resolutions where:

› The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;

› The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

› Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

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Article/By-law Amendments

►   General Recommendation: Vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

› The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

› The quorum for a meeting of directors is less than 50 percent of the number of directors;

› The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

› An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

› An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders' interests and which are deemed outside the purview of the stated purpose of the requirement;

› Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or

› Any other provisions that may adversely impact shareholders' rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.

►   General Recommendation: Vote for proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada's various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.

› Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders' representatives are present before significant decisions are made. Directors' responsibilities include attending all meetings for which their presence is scheduled and a company's core documents should reflect this duty.

› Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders' interests.

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› Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.

› Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders' ability to nominate directors to the board. See ISS' policy on Advance Notice Requirements for details.

› Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) ("BCBCA") have sought to amend their constating documents to provide the board with blanket authority to alter the company's share capital structure. These changes include the ability to increase the company's authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders' interests required shareholder approval.

› Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders' interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.

Cumulative Voting

►   General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

►   General Recommendation: Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

› The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

►   General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

› To give the board more time to find an alternative value enhancing transaction; and

› To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

› The plan gives discretion to the board to either:

› Determine whether actions by shareholders constitute a change in control;

› Amend material provisions without shareholder approval;

› Interpret other provisions;

› Redeem the rights or waive the plan’s application without a shareholder vote; or

› Prevent a bid from going to shareholders.

› The plan has any of the following characteristics:

› Unacceptable key definitions;

› Reference to Derivatives Contracts within the definition of Beneficial Owner;

› Flip over provision;

› Permitted bid minimum period greater than 105 days;

› Maximum triggering threshold set at less than 20 percent of outstanding shares;

› Does not permit partial bids;

› Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

› Bidder must frequently update holdings;

› Requirement for a shareholder meeting to approve a bid; and

› Requirement that the bidder provide evidence of financing.

› The plan does not:

› Include an exemption for a “permitted lock up agreement”;

› Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

› Exclude reference to voting agreements among shareholders.

Rationale: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to the give the board of directors of a target company sufficient time to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Recent changes to take-over bid regulation under National Instrument 62-104 Take-Over Bids and Issuer Bids, have codified a number of key provisions that ISS has long required in order to support a shareholder rights plan. As well, new regulation has established a 105-day minimum bid deposit period, with board discretion to reduce this period in certain circumstances but in no event to less than 35 days.

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Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore, references to the voting of securities (a.k.a. "voting pills") which may have a chilling effect on shareholder initiatives relating to the voting of shares on corporate governance matters, or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities, including the voting of shares, for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also, unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a

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bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans have been limited to achieving the two purposes identified here. The adoption of National Instrument 62-104 now ensures that a board has ample time to consider a take-over bid and to find a superior alternative transaction that maximizes shareholder value. However, "new generation" shareholder rights plans will continue to serve an important purpose because they ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders.

Reincorporation Proposals

►   General Recommendation: Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

› Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

› Positive financial factors outweigh negative governance implications; or

› Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

►   General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4. CAPITAL/RESTRUCTURING

Mergers and Corporate Restructurings

►   General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital

►   General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

› A company's shares are in danger of being de-listed; or

› A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

Rationale: Canadian jurisdictions generally, permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

►   General Recommendation: Vote case-by-case on private placement issuances taking into account:

› Whether other resolutions are bundled with the issuance;

› Whether the rationale for the private placement issuance is disclosed;

› Dilution to existing shareholders' position:

› Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

› Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

› Market reaction: The market's response to the proposed private placement since announcement; and

› Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company's auditor/management has indicated that the company has going concern issues.

Rationale: The TSX requires shareholder approval for private placements:

› For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

› That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

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Blank Cheque Preferred Stock

►   General Recommendation: Vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

› The shares carry unspecified rights, restrictions, and terms; or

› The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited11 number of preferred shares where both of the following apply:

› The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and

› The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

►   General Recommendation: Vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which ISS would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

› It is required due to foreign ownership restrictions and financing is required to be done out of country;

› It is not designed to preserve the voting power of an insider or significant shareholder;

› The subordinate class may elect some board nominees;

› There is a sunset provision; and

› There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

►   General Recommendation: Vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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11 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferred shares may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

►   General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management Say-on-Pay proposals or MSOPs).

Vote against MSOP proposals, withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);

› The company maintains significant problematic pay practices; or

› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay for Performance:

› Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

› Evaluation of peer group benchmarking used to set target pay or award opportunities;

› Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;

› Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

› Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

› Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

› Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, complete and clear information about compensation practices in both tabular format and narrative discussion);

› Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Voting Alternatives

In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a

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prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

►   General Recommendation: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:

› There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

› The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group12, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

› The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;

› Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

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12 The peer group is generally comprised of 11-24 companies using following criteria: The GICS industry classification of the subject company; The GICS industry classification of the company's disclosed pay benchmarking peers;

› Size constraints for revenue between 0.25X and 4X the subject company's size (or assets for certain financial companies) and market value utilizing four market cap "buckets" (micro, small, mid and large);;

› The following order is used for GICS industry group peer selection (8-digit, 6-digit, 4-digit, or 2-digit) while pushing the subject company's size closer to the median of the peer group.

› Please refer to ISS' Canadian Compensation FAQ for further details.

In exceptional cases, peer groups may be determined on a customized basis.

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› The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

› The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

› The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

› The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

› The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;

› The trend considering prior years' P4P concern;

› Extraordinary situation due to a new CEO in the last reported FY;13 and

› Any other factors deemed relevant.

Rationale: The two-part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation. Please refer to the latest version of the Canadian Compensation Policy FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

Problematic Pay Practices

►   General Recommendation: Vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has significant problematic compensation practices. Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote:

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13 Note that the longer-term emphasis of the methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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Poor disclosure practices:

› General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

› Excessive “make whole” provisions;

› Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

› Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

› Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

› Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

› Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

› Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

› Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

› Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

› Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:

› Inclusion of performance-based equity awards in the pension calculation;

› Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

› Addition of extra years of service credited without compelling rationale;

› No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);

› No reduction in benefits on a pro-rata basis in the case of early retirement;

Excessive perks:

› Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

› Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

› Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

› Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

› Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

› Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

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› These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

› Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

►   General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

› Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

› Board's responsiveness to investor input and engagement on compensation issues, including:

› Failure to respond to majority-supported shareholder proposals on executive pay topics;

› Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;

› Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity-Based Compensation Plans

►   General Recommendation: Vote case-by-case on equity-based compensation plans using an "equity plan scorecard" (EPSC) approach. Under this approach, certain features and practices related to the plan14 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

› Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

› SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

› SVT based only on new shares requested plus shares remaining for future grants.

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14 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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› Plan Features:

› Absence of problematic change-in-control (CIC) provisions, including:

› Single-trigger acceleration of award vesting in connection with a CIC; and;

› Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

› No financial assistance to plan participants for the exercise or settlement of awards;

› Public disclosure of the full text of the plan document; and

› Reasonable share dilution from equity plans relative to market best practices.

› Grant Practices:

› Reasonable three-year average burn rate relative to market best practices;

› Meaningful time vesting requirements for the CEO's most recent equity grants (three-year lookback);

› The issuance of performance-based equity to the CEO;

› A clawback provision applicable to equity awards; and

› Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders' best interests.

Overriding Negative Factors: In addition, vote against the plan if any of the following unacceptable factors have been identified:

› Discretionary or insufficiently limited non-employee director participation;

› An amendment provision which fails to adequately restrict the company's ability to amend the plan without shareholder approval;

› A history of repricing stock options without shareholder approval (three-year look-back);

› The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

› Any other plan features that are determined to have a significant negative impact on shareholder interests.

Rationale: As issues around cost transparency and best practices in equity-based compensation have evolved in recent years, ISS' Equity Plan Scorecard approach provides for a more nuanced consideration of equity plan proposals.

Feedback obtained through ongoing consultation with institutional investors indicates strong support for the scorecard approach, which incorporates the following key goals:

1.	Consider a range of factors, both positive and negative, in determining vote recommendations;
2.	Select factors based on institutional investors' concerns and preferences and on best practices within the Canadian market established through regulation, disclosure requirements, and best practice principles;
3.	Establish factor thresholds and weightings which are cognizant of the Canadian governance landscape (separate scorecards for the S&P/TSX Composite Index and the broader TSX);
4.	Ensure that key concerns addressed by policy continue to hold paramount importance (institution of overriding negative factors).

The EPSC policy for equity plan proposals provides a full-spectrum overview of plan cost, plan features, and historic grant practices. This allows shareholders greater insight into rising governance concerns, such as the implementation of risk-mitigating mechanisms, the strength of vesting provisions, and the use of performance-based equity, while also providing added assessments of longstanding concerns relating to equity plans such as

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burn rate and dilution. By assessing these factors in combination, the EPSC is designed to facilitate a more holistic approach to reviewing these plans. Plans will, however, continue to be subject to the scrutiny of overriding negative factors reflecting ISS' current policies regarding problematic non-employee director participation, insufficient plan amendment provisions, repricing without shareholder approval, and other egregious practices.

More information about the policy and weightings can be found in ISS' Canadian Executive Compensation FAQ.

Plan Cost

►   General Recommendation: Vote against equity plans if the cost is unreasonable.

Shareholder Value Transfer (SVT)

The cost of equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

SVT is assessed relative to a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.

Overriding Negative Factors

Plan Amendment Provisions

►   General Recommendation: Vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

› Any increase in the number of shares reserved for issuance under a plan or plan maximum;

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15 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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› Any reduction in exercise price or cancellation and reissue of options or other entitlements;

› Any amendment that extends the term of options beyond the original expiry;

› Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;

› Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

› Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

› Any increase in the number of shares reserved for issuance under a plan or plan maximum;Any reduction in exercise price of options or purchase price of other entitlements which benefits an insider;16

› Any amendment that extends the term of options or other entitlements beyond the original expiry and that benefits an insider of the issuer;

› Any amendment to remove or exceed the insider participation limits; and

› Amendments to an amending provision within a security based compensation arrangement.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

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16 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director (NED) Participation

Discretionary Participation

►   General Recommendation: Vote against a management equity compensation plan that permits discretionary NED participation.

Limited Participation

►   General Recommendation: Vote against an equity compensation plan proposal where:

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› The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or

› The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options. For further details, please refer to the ISS Canadian Executive Compensation FAQ.

Rationale: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent NEDs who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability. With regard to full value award plans, the directors who administer the plans should not participate in those same plans on a discretionary or excessive basis.

Repricing Options

Repricing History

►   General Recommendation: Vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Other Compensation Proposals

Individual Grants

►   General Recommendation: Vote against individual equity grants to NEDs in the following circumstances:

› In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

› Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Rationale: To address investor concerns related to discretionary or unreasonable NED participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate NED option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for NEDs, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual NED share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

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Please refer to the latest version of the ISS Canadian Compensation Policy FAQ for further details and discussion related to the NED limit policy.

Repricing Proposals

►   General Recommendation: Vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

› reduction in exercise price or purchase price;

› extension of term for outstanding options, cancellation and reissuance of options; and › substitution of options with other awards or cash.

Rationale: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

Canadian institutional investors have long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

►   General Recommendation: Vote against the proposed equity plan if:

› Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis; or

› The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

Employee Stock Purchase Plans (ESPPs, ESOPs)

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►   General Recommendation: Vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

› Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

› Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;

› Purchase price is at least 80 percent of fair market value with no employer contribution;

› Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

› The Plan Amendment Provision requires shareholder approval for amendments to:

› The number of shares reserved for the plan;

› The allowable purchase price discount;

› The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

►   General Recommendation: Vote for deferred compensation plans if:

› SVT cost of the plan does not exceed the company's allowable cap;

› If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

› NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

› The plan amendment provisions require shareholder approval for any amendment to:

› Increase the number of shares reserved for issuance under the plan;

› Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

› Amend the plan amendment provisions.

Rationale: Deferred compensation plans generally encourage share ownership in the company. These types of deferred compensation arrangements are usually designed to compensate executives and outside directors by granting share awards that are held for a period of time before payment or settlement thus aligning their interests with the long-term interests of shareholders, and by allowing them the opportunity to take all or a portion of their cash compensation in the form of deferred units.

Director Compensation

Non-Employee Director (NED) Deferred Share Unit (DSU) Plans

►   General Recommendation: Vote for a NED deferred compensation plan if:

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› DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

› Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

►   General Recommendation: Vote for NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

› Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

› If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company's allowable cap;

› NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

› The plan amendment provisions require shareholder approval for any amendment to:

› Increase the number of shares reserved for issuance under the plan;

› Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

› Amend the plan amendment provisions.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

› Director stock ownership guidelines of a minimum of three times annual cash retainer;

› Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

› The mix of remuneration between cash and equity; and

› Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

►   General Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director's independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

› Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board's rationale for the inducement grant);

› Performance-based equity grants to non-employee directors which could pose a risk of aligning directors' interests away from those of shareholders and toward those of management; and

› Other significant problematic practices relating to director compensation.

Rationale: The issuance of excessive inducement grants to non-employee directors can create problematic incentives which may compromise an otherwise independent director's judgement or foster divergent incentives between those directors who have recently received such awards and those who have not. Similarly, the issuance of performance-based equity awards (e.g. performance share units or PSUs) to non-employee directors may increase the risk of misaligning directors' interests away from the interests of shareholders and align them more with those of management.

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Shareholder Proposals on Compensation

►   General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

› The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

►   General Recommendation: Vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plan (SERP) Proposals

►   General Recommendation: Vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

› Inclusion of equity-based compensation in the pension calculation;

› Inclusion of excessive bonus amounts in the pension calculation;

› Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

› No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

› No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of incentive compensation amounts along with base pay as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the SERP calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of

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potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Rationale: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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Europe Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

Europe Proxy Voting Guidelines

COVERAGE UNIVERSE		4
DEFINITIONS AND EXPLANATIONS		4
1.	OPERATIONAL ITEMS	5
	Financial Results/Director and Auditor Reports	5
	Appointment of Auditors and Auditor Fees	5
	Appointment of Internal Statutory Auditors	5
	Allocation of Income	6
	Amendments to Articles of Association	6
	Change in Company Fiscal Term	6
	Lower Disclosure Threshold for Stock Ownership	6
	Amend Quorum Requirements	6
	Transact Other Business	6
2.	BOARD OF DIRECTORS	7
	Non-Contested Director Elections	7
	Director Terms	7
	Bundling of Proposal to Elect Directors	8
	Board Independence	8
	Disclosure of Names of Nominees	9
	Combined Chairman/CEO	9
	Election of a Former CEO as Chairman of the Board	9
	Overboarded Directors	9
	Voto di Lista (Italy)	10
	One Board Seat per Director	10
	Composition of Committees	11
	Composition Nomination Committee (Sweden, Norway, and Finland)	11
	Election of Censors (France)	12
	ISS Classification of Directors - European Policy	13
	Contested Director Elections	14
	Voting on Directors for Egregious Actions	14
	Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	14
	Discharge of Directors	15
	Director, Officer, and Auditor Indemnification and Liability Provisions	15
	Board Structure	15
3.	CAPITAL STRUCTURE	16
	CAPITAL SYSTEMS	16
	SHARE ISSUANCE REQUESTS	16
	General Issuances	16
	Specific Issuances	17
	Increases in Authorized Capital	17

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Europe Proxy Voting Guidelines

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Europe Proxy Voting Guidelines

COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting

Manual.

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the UK and Ireland policy which is based on the National Association of Pension Funds (NAPF) Corporate Governance Policy and Voting Guidelines. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore, this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› Name of the proposed auditors has not been published;

› The auditors are being changed without explanation; or

› For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used; or

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Non-Contested Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards;

› There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and

› Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

   I. Director Terms

  II. Bundling of Proposals to Elect Directors

 III. Board independence

IV. Disclosure of Names of Nominees

 V. Combined Chairman/CEO

 VI. Election of a Former CEO as Chairman of the Board

 VII. Overboarded Directors

VIII. Voto di Lista (Italy)

  IX. One Board Seat per Director

   X. Composition of Committees

   XI. Composition Nominating Committee (Sweden and Norway)

   XII. Election of Censors (France)

This policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: "Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*,

Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Independence will be determined according to ISS' European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

Voting policies

Widely-held companies

   A. Non-controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

1.	Fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent; or
2.	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

   B. Controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Voting sanctions will be applied under this policy from February 2019.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, Finland, and Luxembourg, this is based on membership on a

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local blue chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share).

If a company is majority-controlled by virtue of a shareholder structure in which shareholders' voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company's equity capital.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely-held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, ISS will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board's key committees).

This policy will be applied to all widely-held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

› There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

› The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

› The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Spain,

Sweden, and Switzerland, at widely-held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:

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› Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

› Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.ISS will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly-listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

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While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Composition Nomination Committee (Sweden, Norway, and Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

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Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors - European Policy

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material4 connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative¹ provides) professional services2 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

› Any director who has cross-directorships with executive directors or those in comparable roles;

› Relative¹ of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period);

› Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.4 ;

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› Not classified as non-independent by ISS (see above);

› No material5 connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

Footnotes

1 “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s

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turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

4 For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5 For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

►   General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

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►   General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.

Discharge of Directors

►   General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

› A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

› Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in Feb 2019, the maximum will be 50 percent.

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in Feb 2019, the maximum will be 10 percent.

For French companies:

› Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

› Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

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Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

› Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

› Do not currently have a bylaw prohibiting double-voting rights; and either

› Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or

› Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

› The reelection of directors or supervisory board members; or

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› The approval of the discharge of directors; or

› If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

› Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

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Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

› Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

› Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks;

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

› The duration of the options is limited in time to no more than 18 months;

› The total number of shares covered by the authorization is disclosed;

› The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

› A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

› The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I. Executive compensation-related proposals; and

II. Non-executive director compensation-related proposals

Executive compensation-related proposals

►   General Recommendation: ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and where relevant, will take into account the European Pay for Performance Model1 outcomes within a qualitative review of a company's remuneration practices. ISS will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

----------------------

1 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:

  ✓ The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

  ✓ The multiple of the CEO's total pay relative to the peer group median.

  Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3. Companies shall adequately disclose all elements of the compensation, including:

1.3.1. Any short- or long-term compensation component must include a maximum award limit.

1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3. Discretionary payments, if applicable.

2. Maintain appropriate pay structure with emphasis on long-term shareholder value:

2.1. The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3. The balance between short- and long-term variable compensation shall be appropriate

2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation2).

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4. Maintain an independent and effective compensation committee:

4.1. No executives may serve on the compensation committee.

4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors.

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►   General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

› Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

› Proposed amounts are excessive relative to other companies in the country or industry.

› The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

› Proposals provide for the granting of stock options, performance-based equtiy compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

› Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

› Proposals include both cash and share-based components to non-executive directors.

› Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

►   General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

› The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

› The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

› The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

› If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

› The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

› In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

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Finally, for large- and mid-cap companies, the company's average three-year unadjusted burn rate (or, if lower, the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector. If necessary, these sector-specific caps are adjusted so that they do not change by more than one percentage point from year to year.

In 2016, the GICS methodology was amended. Real Estate is now a separate sector rather than an industry group within the Financials sector. ISS has computed caps for the new Real Estate sector and for the new Financials sector (i.e. excluding the Real Estate group). Starting in 2018, the caps calculated according to the new sector definitions will be the only ones affecting the vote recommendations for financial and real estate companies.

French Burn Rate Table for 2018

GICS	SECTOR	Mean	Standard Deviation	Burn Rate Cap
1010	ENERGY	0.36%	0.15%	0.51%
1510	MATERIALS	0.26%	0.17%	0.43%
2010-2030	INDUSTRIALS	0.34%	0.26%	0.59%
2510-2550	CONSUMER DISCRETIONARY	0.43%	0.35%	0.78%
3010-3030	CONSUMER STAPLES	0.17%	0.06%	0.23%
3510-3520	HEALTHCARE	0.72%	0.95%	1.67%
4510-5010	TECHNOLOGY & TELECOM	0.67%	0.59%	1.27%
5510	UTILITIES	0.10%	0.13%	0.22%
4010-4030	FINANCIALS (EXCLUDING REAL	0.31%	0.42%	0.74%
(NEW)	ESTATE)
6010 (NEW)	REAL ESTATE	0.27%	0.27%	0.54%

Compensation-Related Voting Sanctions

►   General Recommendation: Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee; 2. The discharge of directors; or 3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies’ remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

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►   General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

› Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

› Having significantly higher expected dividends than actual historical dividends;

› Favorably adjusting the terms of existing options plans without valid reason; and/or

› Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

►   General Recommendation: ISS considers the following factors when evaluating share matching plans:

› For every share matching plan, ISS requires a holding period.

› For plans without performance criteria, the shares must be purchased at market price.

› For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

› In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.

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5. ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

►   General Recommendation: ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

› The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules (ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

› No call / put option agreement exists between the company and a foundation for the issuance of PPS;

› The issuance authority is for a maximum of 18 months;

› The board of the company-friendly foundation is fully independent;

› There are no priority shares or other egregious protective or entrenchment tools;

› The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

› The foundation buying the PPS does not have as a statutory goal to block a takeover; and

› The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders' prior explicit approval.

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Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

►   General Recommendation: A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days' notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

►   General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

› Director Remuneration (including Severance Packages and Pension Benefits)

› Consulting Services

› Liability Coverage

› Certain Business Transactions

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In general, ISS expects companies to provide the following regarding related-party transactions:

› Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

› Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

› Fairness opinion (if applicable in special business transactions); and

› Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

Virtual Meetings

►   General Recommendation: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Americas Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

Americas Regional Proxy Voting Guidelines

COVERAGE UNIVERSE	4
1. OPERATIONAL ITEMS	4
Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	5
Stock (Scrip) Dividend Alternative	5
Amendments to Articles of Association	5
Change in Company Fiscal Term	5
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
Transact Other Business	5
2. BOARD OF DIRECTORS	6
Director Elections	6
ISS Classification of Directors - Americas Regional Policy	7
Contested Director Elections	8
Discharge of Directors	8
Director, Officer, and Auditor Indemnification and Liability Provisions	9
Board Structure	9
3. CAPITAL STRUCTURE	9
SHARE ISSUANCE REQUESTS	9
General Issuances	9
Specific Issuances	9
Increases in Authorized Capital	9
Reduction of Capital	10
Capital Structures	10
Preferred Stock	10
Debt Issuance Requests	10
Pledging of Assets for Debt	10
Increase in Borrowing Powers	11
Share Repurchase Plans	11
Reissuance of Repurchased Shares	11
Capitalization of Reserves for Bonus Issues/Increase in Par Value	11
4. COMPENSATION	12
Compensation Plans	12
Director Compensation	12
5. OTHER ITEMS	12
Reorganizations/Restructurings	12
Mergers and Acquisitions	12

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Mandatory Takeover Bid Waivers	13
Reincorporation Proposals	13
Expansion of Business Activities	13
Related-Party Transactions	13
Antitakeover Mechanisms	14
Shareholder Proposals	14
6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	14

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COVERAGE UNIVERSE

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in "Tax Haven" markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and

› Fees for non audit services exceed standard annual audit related fees.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or

› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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Americas Regional Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards;

› There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or

› The company does not comply with market legal requirements for minimum board independence, or does not have at least one independent board member, whichever is higher.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting, and if the company does not comply with market legal requirements for minimum board independence or does not have at least one independent board member.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

› The board is less than majority independent;

› Non-independent nominees sit on any key committee(s); or

› The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

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Americas Regional Proxy Voting Guidelines

ISS Classification of Directors - Americas Regional Policy

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current employee of the company or its affiliates;

› Relative[1] of a former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family, but not currently an employee;

› Former executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's

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turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

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Americas Regional Proxy Voting Guidelines

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

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Americas Regional Proxy Voting Guidelines

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Americas Regional Proxy Voting Guidelines

4. COMPENSATION

Compensation Plans

►   General Recommendation: Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

› The maximum number of shares to be issued under the proposed plan is not disclosed; and/or

› The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

› The total cost of the company’s equity plans is unreasonable;

› The plan expressly permits repricing;

› A pay-for-performance misalignment is found;

› The company’s three year burn rate exceeds the burn rate cap of its industry group;

› The plan has a liberal change-of-control definition; or

› The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

►   General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

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For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

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Americas Regional Proxy Voting Guidelines

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

►   General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Brazil Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

Brazil Proxy Voting Guidelines

1. OPERATIONAL ITEMS	4
Financial Results/Director and Statutory Reports	4
Stock (Scrip) Dividend Alternative	4
Allocation of Income	4
Amendments to Articles of Association	4
Change in Company Fiscal Term	4
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
2. BOARD OF DIRECTORS	6
Voting on Director Nominees under Uncontested Election	6
Election of Minority Nominees (Separate Election)	7
ISS Classification of Directors – Brazil	8
Combined Chairman/CEO	9
Appointment of Internal Statutory Auditors (Fiscal Council)	9
Contested Director Elections and Competing Minority Nominees	9
Discharge of Directors	10
Director, Officer, and Auditor Indemnification and Liability Provisions	10
Board Structure	10
3. CAPITAL STRUCTURE	11
SHARE ISSUANCE REQUESTS	11
General Issuances	11
Specific Issuances	11
Increases in Authorized Capital	11
Reduction of Capital	11
Capital Structures	11
Preferred Stock	12
Debt Issuance Requests	12
Pledging of Assets for Debt	12
Increase in Borrowing Powers	12
Share Repurchase Plans	12
Reissuance of Repurchased Shares	13
Capitalization of Reserves for Bonus Issues/Increase in Par Value	13
4. COMPENSATION	14
Management Compensation	14
Compensation Plans	14
5. OTHER ITEMS	16
Reorganizations/Restructurings	16
Mergers and Acquisitions	16
Appointment of Independent Auditors	16

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Brazil Proxy Voting Guidelines

Mandatory Takeover Bid Waivers	16
Reincorporation Proposals	16
Expansion of Business Activities	17
Related-Party Transactions	17
Antitakeover Mechanisms	17
Shareholder Proposals	17

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Brazil Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

►   General Recommendation: Vote for approval of financial statements and statutory reports, unless:

› There are concerns about the accounts presented or audit procedures used;

› The external auditor expresses no opinion or qualified opinion over the financial statements; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non audit services exceed standard annual audit related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or

› The payout is excessive given the company's financial position.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis. Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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Brazil Proxy Voting Guidelines

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Brazil Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Voting on Director Nominees under Uncontested Election

In Brazil, the revised version of the code of best practice of corporate governance, from the Brazilian Institute of Corporate Governance (IBGC), as well as the country's newly created Brazilian Code of Corporate Governance recommend that boards should have a "relevant number of independent directors" or be, at a minimum, one-third independent, respectively. These recommendations have become increasingly pertinent as the free float of Brazilian companies continues to grow. Majority-independent boards remain rare in Brazil.

Companies that are part of the Novo Mercado and Nivel 2 listing segments of the Sao Paulo Stock Exchange (BM&FBovespa) are required to maintain a minimum of 20-percent board independence. BM&FBovespa regulations also allow companies to round down the required number of independent directors. Companies that are part of the Nivel 1 listing segment and non-differentiated ("traditional") companies are not subject to a minimum requirement.

Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments. Moreover, the BM&FBovespa itself has sought to raise its minimum independence requirements, though issuers belonging to the voluntary listing segments voted down a proposal to do so in 2010.

ISS' benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country's highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

In addition, as of Feb. 1, 2017, ISS benchmark policy will also require a minimum board independence for companies listed under the Nivel 1 differentiated corporate governance segment. Brazilian issuers trading under the Traditional listing segment of the Sao Paulo Stock Exchange will be granted an additional year to comply with the minimum independence benchmark policy, which will be effective for these issuers as of Feb. 1, 2018.

Very few companies present unbundled director election proposals. While directors nominated by a controlling shareholder must be disclosed 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but end up having a negative impact on international investors, who must often submit voting instructions in the absence of complete nominee information.

►   General Recommendation: Vote for the bundled election of management nominees, unless:

› Adequate disclosure of management nominees has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards; or

› Minority shareholders have presented timely disclosure of minority board nominees to be elected under separate elections, as allowed under Brazilian law (see Election of Minority Nominees – Separate Election below).

Minimum Independence Levels

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies is not at least 30-percent independent.

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Brazil Proxy Voting Guidelines

Vote against the bundled election of directors if the post-election board at Nivel 1 and Traditional companies do not have at least one independent member. While the companies listed under the Nivel 1 differentiated segment will be affected by this change in ISS policy as of Feb. 1, 2017, companies in the Traditional group will have until Feb. 1, 2018, to adjust to this new policy.

Vote for individual management nominees unless there are specific concerns about the individual, such as criminal wrongdoing, breach of fiduciary responsibilities, or lack of sufficient board independence.

Election of Minority Nominees (Separate Election)

Article 141 of the Brazilian Corporate Law grants the rights to minority common and preferred shareholders to appoint one member each to the board of directors in a separate election in which the controlling shareholder is not allowed to vote.

Brazilian Corporate Law only requires controlling shareholders to disclose their nominee slate 15 days prior to the shareholder meeting. Minority stockholders can present the names of their nominees up to the time of the meeting.

When a separate election for a minority nominee is on ballot, minority ordinary shareholders can vote on a single election item, either on the separate election proposal to elect a minority board representative or the management nominees/slate.

►   General Recommendation: Vote for the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, ISS will prioritize the support for the election of minority representatives, if timely disclosure is provided, and a "Do Not Vote" recommendation may be issued for the management nominees.

On the other hand, in the absence of timely disclosure regarding minority nominees, a "Do Not Vote" or an "Abstain” recommendations may be issued for the separate minority election proposal, and a vote recommendation would be presented for the management slate in accordance with the aforementioned policy.

ISS will update its report and vote recommendations, as applicable, on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

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Brazil Proxy Voting Guidelines

ISS Classification of Directors – Brazil

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current employee of the company or its affiliates;

› Relative[1] of a former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company

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Brazil Proxy Voting Guidelines

and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Combined Chairman/CEO

►   General Recommendation: Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Vote against the election of the company's chairman, if the nominee is also the company's CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa), Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Appointment of Internal Statutory Auditors (Fiscal Council)

►   General Recommendation: Vote for the appointment or (re)election of fiscal council members, unless:

› The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

› Minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections, as allowed under Brazilian law. See Election of Minority Nominees (Separate Election).

Contested Director Elections and Competing Minority Nominees

►   General Recommendation: For contested elections of directors (and/or fiscal council members), e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors (and/or fiscal council members) are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

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Brazil Proxy Voting Guidelines

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

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Brazil Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company's bylaws.

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Brazil Proxy Voting Guidelines

Preferred Stock

►   General Recommendation: Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital; and

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”).

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Brazil Proxy Voting Guidelines

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Brazil Proxy Voting Guidelines

4. COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company's board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM's requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

►   General Recommendation: Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

› The company fails to present a detailed remuneration proposal or the proposal lacks clarity;

› The company does not disclose the total remuneration of its highest-paid executive; or

› The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive's pay.

Vote case-by-case on global remuneration cap (or company's total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

› Whether there is a clearly stated and compelling rationale for the proposed increase;

› Whether the remuneration increase is aligned with the company's long-term performance and/or operational performance targets disclosed by the company;

› Whether the company has had positive TSR for the most recent one- and/or three-year periods;

› Whether the relation between fixed and variable executive pay adequately aligns compensation with the company's future performance.

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in December 2009, effective as of January 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

►   General Recommendation: ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

Practically all of the plans presented since the implementation of the 2009 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS' assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

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Brazil Proxy Voting Guidelines

Vote against a stock option plan and/or restricted share plan, or an amendment to the plan, if:

› The plan lacks a minimum vesting cycle of three years;

› The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company's historical financial performance or the industry benchmarks;

› The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

› Directors eligible to receive options under the scheme are involved in the administration of the plan.

Specifically for share matching plans, in addition to the abovementioned factors, vote against the plan, or an amendment to the plan, if:

› The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, ISS will recommend against the plan if:

› The shares of the initial investment may be purchased by the participant at a discount to the market price;

› The initial investment is made using resources other than the annual variable remuneration received by the participant; or

› The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

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Brazil Proxy Voting Guidelines

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient and timely information upon request to make an informed voting decision.

Appointment of Independent Auditors

►   General Recommendation: Vote for the election of auditors to conduct valuation of proposed transactions, unless:

› Name of the proposed auditors has not been published;

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Brazil Proxy Voting Guidelines

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange's Novo Mercado listing segment:

› Ownership trigger of 30 percent or higher; and

› Reasonable pricing provisions.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Brazil Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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South Africa Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2016 Published September 28, 2016

South Africa Proxy Voting Guidelines

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South Africa Proxy Voting Guidelines

OVERVIEW

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as "CA" throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as "LR") and the King Code and Report on Governance for South Africa 2009 ("King III").

Legal and regulatory requirements are typically enshrined in a company's memorandum of incorporation ("MOI"), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

› Receipt of annual financial statements

› Auditors' reappointment and remuneration

› Election of directors

› Election of audit committee members

› Share issuance authorities

› Share buyback authorities

› Approval of director fees

› Financial assistance to related or inter-related companies

› Authority to ratify and execute approved resolutions

› Approval of remuneration policy.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

› Approval of new equity incentive schemes or amendments to existing schemes

› Amendments to the MOI

› Black Economic Empowerment (BEE) transactions

› Social and ethics committee elections

› Social and ethics committee report

Policies in this document are presented in an order consistent with a typical South African AGM agenda.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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South Africa Proxy Voting Guidelines

1. ANNUAL FINANCIAL STATEMENTS

Local requirements

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

►   General Recommendation: Vote for approval of the financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

2. AUDITORS' REAPPOINTMENT AND REMUNERATION

Local requirements

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

►   General Recommendation: Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditors are being changed without explanation; or

› Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

3. DIRECTOR ELECTIONS

Local requirements

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(f)).

►   General Recommendation: Vote for the re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;

› The board fails to meet minimum governance standards;

› There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

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South Africa Proxy Voting Guidelines

› Repeated absences (less than 75 percent attendance) at board and committee meetings have not been explained;

› Elections are bundled;

› The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);

› The director combines the roles of chairman and CEO and the company has not provided an adequate explanation;

› The director is a former CEO who has been appointed as chairman;

› The director is a non-independent NED who serves on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);

› The director is a non-independent NED who serves on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials;

› The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials; or

› Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

ISS Classification of Non-Independent Non-Executive Directors

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Beneficial owner (direct or indirect) of at least 5 percent of the company's shares, either in economic terms or in voting rights;

› Government representative;

› Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King III, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient's gross revenues);

› Any director who has cross-directorships with executive directors of the company;

› Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;

› A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period); or

› Any director who receives any form of performance-related remuneration.

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South Africa Proxy Voting Guidelines

4. AUDIT COMMITTEE ELECTIONS

Local requirements

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

►   General Recommendation: Vote for the re-election of the audit committee and/or audit committee members, unless:

› Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;

› Committee members are elected individually, and the audit committee member is a non-independent NED;

› Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or

› There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

5. SHARE ISSUANCE AUTHORITIES

Local requirements

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as "placing shares under the control of the directors"). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non-preemptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Preference shares are reasonably common in South Africa, and some companies routinely seek separate authorities to issue new preference shares.

►   General Recommendation: Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

› The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

› The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

› The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote for a general authority to issue ordinary shares for cash, unless:

› The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

› The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote for a general authority to issue preference shares, unless:

› Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or

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South Africa Proxy Voting Guidelines

› The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

6. SHARE BUYBACK AUTHORITIES

Local requirements

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

►   General Recommendation: Vote for a general share buyback authority, unless:

› The company wishes to repurchase more than 20 percent of its issued share capital over the year;

› The repurchase can be used for takeover defenses; or

› There is clear evidence of abuse.

7. FEES FOR NON-EXECUTIVE DIRECTORS

Local requirements

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

►   General Recommendation: Vote for the fees payable to non-executive directors, unless:

› The proposed fees are excessive, relative to similarly-sized companies in the same sector.

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South Africa Proxy Voting Guidelines

8. FINANCIAL ASSISTANCE TO RELATED OR INTER-RELATED COMPANIES

Local requirements

Under the Companies Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

►   General Recommendation: Vote for a general authority to provide financial assistance, unless:

› As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

› As part of the authority, the company seeks approval to provide financial assistance "to any person."

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

9. AUTHORITY TO RATIFY AND EXECUTE APPROVED RESOLUTIONS

Local requirements

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

►   General Recommendation: Vote for the authority to ratify and execute approved resolutions, unless:

› Opposition is recommended to all other items on the agenda.

10. APPROVAL OF REMUNERATION POLICY

Local requirements

The King III report recommends that companies provide shareholders with an annual non-binding vote on the remuneration policy (principle 2.27). The vote has advisory status in respect of the remuneration policy and specific pay packages.

►   General Recommendation: ISS evaluates management proposals seeking ratification of a company's remuneration policy on a case-by-case basis. When judging remuneration policies, ISS generally recommends a vote against if the

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level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy unless TWO or more of the following issues apply (NB it may be appropriate to vote against on ONE issue if it has been identified as particularly serious):

› Large increases in fixed remuneration have been implemented which have not been adequately explained.

› The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

› The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards, or if performance conditions are in place, they are not disclosed or are not considered sufficiently challenging or relevant.

› The vesting period for long-term incentive schemes is set at less than three years.

› Long-term schemes include an element of retesting.

› Options can be granted at a discount to market value.

› The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

› The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.

› Discretion has been used during the year in a manner not considered consistent with shareholder interests.

› The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive remuneration for shareholder approval may lead to an adverse vote recommendation on another AGM item, for example the re-election of the chairman of the remuneration committee.

11. NEW EQUITY INCENTIVE SCHEME OR AMENDMENT TO EXISTING SCHEMES

Local requirements

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

►   General Recommendation: ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless ONE or more of the following apply:

› Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

› Performance conditions can be retested.

› Performance is measured over a period shorter than three years.

› The plan allows for option repricing or issue of options at a discount or backdating of options.

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› The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

› The scheme provides for potentially excessive individual reward or has no caps on individual participation.

› NEDs can participate in the scheme.

› The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

12. NEW MEMORANDUM OF INCORPORATION (MOI)/AMENDMENTS TO THE MOI

Local requirements

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

►   General Recommendation: Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

13. BLACK ECONOMIC EMPOWERMENT (BEE) TRANSACTIONS

Local requirements

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

►   General Recommendation: Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

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South Africa Proxy Voting Guidelines

14. SOCIAL AND ETHICS COMMITTEE ELECTIONS

Local requirements

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation – in the form of the Companies Regulations 2011 – specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

►   General Recommendation: Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

› The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

› Serious concerns have been raised with the work of the committee during the year.

15. SOCIAL AND ETHICS COMMITTEE REPORT

Local requirements

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

►   General Recommendation: Vote for the report of the social and ethics committee, unless:

› The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

› Serious concerns have been raised with the work of the committee during the year.

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South Africa Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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EMEA Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

EMEA Regional Proxy Voting Guidelines

COVERAGE UNIVERSE	4
1. OPERATIONAL ITEMS	5
Financial Results/Director and Auditor Reports	5
Appointment of Auditors and Auditor Fees	5
Appointment of Internal Statutory Auditors	5
Allocation of Income	6
Stock (Scrip) Dividend Alternative	6
Amendments to Articles of Association	6
Change in Company Fiscal Term	6
Lower Disclosure Threshold for Stock Ownership	6
Amend Quorum Requirements	6
Transact Other Business	6
2. BOARD OF DIRECTORS	7
Director Elections	7
ISS Classification of Directors – EMEA Regional Policy	9
Contested Director Elections	10
Discharge of Directors	10
Director, Officer, and Auditor Indemnification and Liability Provisions	11
Board Structure	11
3. CAPITAL STRUCTURE	12
Share Issuance Requests	12
General Issuances	12
Specific Issuances	12
Increases in Authorized Capital	12
Reduction of Capital	12
Capital Structures	12
Preferred Stock	13
Debt Issuance Requests	13
Pledging of Assets for Debt	13
Increase in Borrowing Powers	13
Share Repurchase Plans	13
Reissuance of Repurchased Shares	14
Capitalization of Reserves for Bonus Issues/Increase in Par Value	14
4. COMPENSATION	14
Compensation Plans	14
Director Compensation	15
5. OTHER ITEMS	15
Reorganizations/Restructurings	15
Mergers and Acquisitions	15

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EMEA Regional Proxy Voting Guidelines

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EMEA Regional Proxy Voting Guidelines

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS’ European Policy.

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EMEA Regional Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› The name(s) of the proposed auditors has not been published;

› The auditors are being changed without explanation; or

› For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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EMEA Regional Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards;

› There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or

› Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

For MEA markets, in cases where:

› Directors are proposed for (re)election through a cumulative voting system, or

› Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

ISS will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

› Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:

› Candidates who can be classified as independent according to ISS' policy, or, failing that,

› Candidates explicitly classified as independent per the company's director classification.

› Candidates whose professional background may have the following benefits:

› Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors).

› Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.

› Incumbent board members and candidates explicitly supported by the company's management.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

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› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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EMEA Regional Proxy Voting Guidelines

ISS Classification of Directors – EMEA Regional Policy

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company[6];

› Relative[1] of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period) [6];

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7] Independent NED

› No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business

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relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors' past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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EMEA Regional Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

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Preferred Stock

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

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› A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, vote against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Compensation Plans

►   General Recommendation: Vote compensation plans on a case-by-case basis.

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Director Compensation

►   General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

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Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

7. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

►   General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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www.issgovernance.com

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Hong Kong Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Hong Kong Proxy Voting Guidelines

1. OVERVIEW	3
2. OPERATIONAL ITEMS	3
Approval of Financial Statements and Statutory Reports	3
Dividend Distribution	3
3. BOARD OF DIRECTORS	4
Voting for Director Nominees in Uncontested Elections	4
Classification of Directors	6
Voting for Director Nominees in Contested Elections	7
4. BOARD OF SUPERVISORS	8
Election of Supervisors	8
5. REMUNERATION	8
Director Fees	8
Equity Compensation Plans	8
A-share Stock Option Schemes and Performance Share Schemes	9
Employee Stock Purchase Plans	9
6. AUDIT	10
7. SHARE ISSUANCE REQUESTS	10
General Issuance Mandate	10
Share Repurchase Plans (Repurchase Mandate)	11
Reissuance of Shares Repurchased (Share Reissuance Mandate)	11
A-share Private Placement Issuance Requests	12
8. RELATED-PARTY TRANSACTIONS	12
Group Finance Companies	13
9. AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS	13
Communist Party Committee	13
10. CAPITAL	14
Debt Issuance Requests	14
Adjustments of Conversion Price of Outstanding A-share Convertible Bonds	15
Pledging of Assets for Debt	15
Increase in Borrowing Powers	15
Loan Guarantee Requests	16
11. MERGERS & ACQUISITIONS	16
12. SOCIAL/ENVIRONMENTAL ISSUES	17

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Hong Kong Proxy Voting Guidelines

1. OVERVIEW

Hong Kong companies are required to present the summary of its financial report within four months after the end of the financial year. Public companies must hold their AGM within a period of 15 months from the last convened AGM. The following resolutions are commonly seen at a shareholder meeting:

› Approval of financial statements and statutory reports;

› Dividend distribution;

› Election of directors;

› Approval of remuneration of directors;

› Election of supervisors;

› Auditor appointment and approval of auditor remuneration;

› Capital raising requests;

› Compensation proposals.

Other items that may be submitted for shareholder approval include:

› Related-party transactions;

› Amendments to articles of associations;

› Debt issuance requests;

› Provision of guarantees;

› Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2. OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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Hong Kong Proxy Voting Guidelines

3. BOARD OF DIRECTORS

The SEHK listing rules require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom including the chairman must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independent. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise of a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Voting for Director Nominees in Uncontested Elections

►   General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

› The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

› Any non-independent director nominees where the board is less than one-third independent under ISS’ classification of directors.

› The nominee is an executive director serving on the audit committee;

› The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

› The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board).

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

› The nominee is an executive director and the board is not majority independent;

› The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

› The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

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› The nominee sits on more than six1 public company boards.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members of the audit committee up for reelection if:

› The non-audit fees paid to the auditor are excessive; or

› The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

----------------------

1 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

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Hong Kong Proxy Voting Guidelines

Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-

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Hong Kong Proxy Voting Guidelines

children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers

› Strategy of the incumbents versus the dissidents

› Independence of directors/nominees

› Experience and skills of board candidates

› Governance profile of the company

› Evidence of management entrenchment

› Responsiveness to shareholders

› Whether a takeover offer has been rebuffed

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and

(2) If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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Hong Kong Proxy Voting Guidelines

4. BOARD OF SUPERVISORS

Company Law of China requires companies incorporated in the country to establish a supervisory board, and this board should consist of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

►   General Recommendation: Generally vote for such candidates unless:

› He or she is a senior executive or director of the company;

› He or she has been a partner of the company’s auditor within the last three years; or

› There are concerns about the performance or conduct of an individual candidate.

5. REMUNERATION

Director Fees

►   General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

►   General Recommendation: Generally vote for an equity-based compensation plan unless:

› The maximum dilution level for the scheme exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

› The plan permits options to be issued with an exercise price at a discount to the current market price; or

› Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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A-share Stock Option Schemes and Performance Share Schemes

►   General Recommendation: Vote against a stock option and/or performance share scheme if:

› Pricing basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares2 to be set at an unreasonable price3 compared to the market price without sufficient justification;

› Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

› Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

› Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

►   General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

› The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;

› The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;

› The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

› The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

› The ESPP contains any other terms that are deemed disadvantageous to shareholders.

----------------------

2 Performance share, termed as “restricted stock” literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

3 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

› Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

› Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

4 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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Hong Kong Proxy Voting Guidelines

6. AUDIT

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditor is being changed without explanation; or

› The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

7. SHARE ISSUANCE REQUESTS

General Issuance Mandate

►   General Recommendation: Generally vote for the general share issuance mandate for companies that:

› Limit the aggregate issuance request - that is, for the general issuance mandate and the share reissuance mandate combined - to 10 percent or less of the relevant class of issued share capital;

› Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

› Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

› Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

› Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

› Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

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Hong Kong Proxy Voting Guidelines

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or "refresh") the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

Share Repurchase Plans (Repurchase Mandate)

►   General Recommendation: Generally vote for resolutions seeking for share repurchase mandate.

Discussion

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

Reissuance of Shares Repurchased (Share Reissuance Mandate)

►   General Recommendation: Generally vote for the share reissuance mandate for companies that:

› Limit the aggregate issuance request - that is, for the general issuance mandate and the share reissuance mandate combined - to 10 percent or less of the relevant class of issued share capital;

› Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

› Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming that a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

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Hong Kong Proxy Voting Guidelines

A-share Private Placement Issuance Requests

►   General Recommendation: Vote case-by-case on share issuance requests, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

› The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued; and

› A successful rights offering shall have a subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

› Share issuances via a private placement shall be issued to not more than 10 specific parties;

› The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;

› The lock-up period of the shares shall be 12 months for unaffiliated investors and 36 months for the controlling shareholder and actual controlling person of the company;

› A cooling-off period of at least 18 months from the last share issuance should be in place;

› The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

8. RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

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Hong Kong Proxy Voting Guidelines

As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong - the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

› Transactions involving the sale or purchase of goods;

› Transactions involving the sale or purchase of property and/or assets;

› Transactions involving the lease of property and/or assets;

› Transactions involving the provision or receipt of services or leases;

› Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

› Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

› Transactions involving the assumption of financial/operating obligations;

› Transactions that include the subscription for debt/equity issuances; and

› Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

►   General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

9. AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Communist Party Committee

►   General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

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Hong Kong Proxy Voting Guidelines

10. CAPITAL

Debt Issuance Requests

►   General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

› Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?

› Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

› Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

› The company's financial position - What is the company's current leverage and how does that compare to its peers?

› The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

› There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. An against vote will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

› The proposed maximum amount is more than twice the company's total debt;

› It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

› The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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Hong Kong Proxy Voting Guidelines

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus, the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Adjustments of Conversion Price of Outstanding A-share Convertible Bonds

►   General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Pledging of Assets for Debt

►   General Recommendation: Vote for proposals to approve the specific pledging of assets for debt if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed; and

› There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote against will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected.

Increase in Borrowing Powers

►   General Recommendation: Vote for proposals to approve increases in a company's borrowing powers if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› The potential increase in debt is not excessive; and

› There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

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Hong Kong Proxy Voting Guidelines

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

►   General Recommendation: Loan guarantee requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

› The identity of the entity receiving the guarantee is not disclosed;

› The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

› The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

11. MERGERS & ACQUISITIONS

►   General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Hong Kong Proxy Voting Guidelines

12. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Hong Kong Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Japan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Japan Proxy Voting Guidelines

1. ROUTINE/MISCELLANEOUS	4
Approval of Financial Statements	4
Income Allocation	4
Election of Statutory Auditors	4
Audit Firm Appointments	4
2. ELECTION OF DIRECTORS	5
Voting on Director Nominees in Uncontested Elections	5
ISS Independence criteria for Japan	6
Voting on Director Nominees in Contested Elections	6
3. ARTICLE AMENDMENTS	7
Expansion of business activities	7
Adoption of a U.S.-style three committee board structure	7
Adoption of a board with audit committee structure	7
Increase in authorized capital	7
Creation/modification of preferred shares/class shares	8
Repurchase of shares at board's discretion	8
Allow company to make rules governing the exercise of shareholders' rights	8
Limit rights of odd shareholders	8
Lower quorum requirement	8
Amendments related to takeover defenses	8
Decrease in maximum board size	8
Supermajority vote requirement to remove a director	8
Reduce directors' term in office from two years to one year	8
Remove language preventing classification of board	9
Creation of Advisory Positions (Sodanyaku or Komon)	9
Limitations of liability for directors/statutory auditors	9
Limitations of liability for external auditors	9
Payment of dividends at the board's discretion	9
Management buyout related amendments	9
4. COMPENSATION	9
Annual Bonuses for Directors/Statutory Auditors	9
Retirement Bonuses	9
Special Payments in Connection with Abolition of Retirement Bonus System	9
Stock Option Plans/Deep-Discounted Stock Option Plans	10
Stock Option Plans	10
Deep-Discounted Stock Option Plans	10
Director Compensation Ceiling	10
Statutory Auditor Compensation Ceiling	10
5. SHARE REPURCHASE PLANS	11

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Japan Proxy Voting Guidelines

6. TAKEOVER DEFENSE PLANS (POISON PILLS)	11
7. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)	11
8. SHAREHOLDER PROPOSALS	12
9. SOCIAL/ENVIRONMENTAL ISSUES	12
Global Approach	12

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Japan Proxy Voting Guidelines

1. ROUTINE/MISCELLANEOUS

Approval of Financial Statements

►   General Recommendation: Generally vote for the approval of financial statements, unless:

› External auditor expressed no opinion, or raised concerns; or

› Statutory auditors/audit committee raised concerns; or

› There are concerns about the financial statements presented or audit procedures used

Income Allocation

►   General Recommendation: Generally vote for approval of income allocation, unless:

› Payout ratio is consistently low without adequate justification; or

› Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

►   General Recommendation: Generally vote for the election of statutory auditors, unless:

› The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or

› The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

› The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

› Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Audit Firm Appointments

►   General Recommendation: Generally vote for the appointment of audit firms, unless there are serious concerns related to changing auditors.

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Japan Proxy Voting Guidelines

2. ELECTION OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

►   General Recommendation:  ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure1.

1. At companies with a statutory auditory structure: vote for the election of directors, except:

› Top executive(s)2 at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)3, unless an improvement4 is observed;

› Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

› Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

› An outside director nominee who attended less than 75 percent of board meetings during the year under review5; or

› Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority6 of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2. At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:

› Where an outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent;

› For meetings on or after Feb 1, 2019, top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors;7 or

› Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

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1 The director election policy for companies with a board with audit committee structure will be applied to the election of executive directors and supervisory directors at real estate investment trusts (REITs), to the extent that the information necessary to apply the policy is disclosed.

2 In most cases, the top executive will be the “shacho” (president). However, there are companies where the decision-making authority also rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

3 Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.

4 Improvement is defined as ROE of five percent or greater for the most recent fiscal year.

5 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

6 Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass. 7 To give companies time to recruit additional qualified outside director candidates, the policy will not be implemented until February 2019.

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Japan Proxy Voting Guidelines

3. At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:

› Where an outside director nominee who is also nominated as an audit committee member8 is regarded as non-independent based on ISS independence criteria for Japan; or

› For meetings on or after Feb 1, 2019, top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.7

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Requirement for multiple outsiders

Corporate governance in Japan has long been criticized for lack of outside director oversight, which has led boards to take shareholder-unfriendly actions such as hoarding cash, tying up assets in cross-shareholdings and other unproductive investments, and resisting value-enhancing transactions. However, the situation has improved in recent years. Japan’s Corporate Governance Code (which went into effect in June 2015) encourages companies to appoint at least two independent outside directors based on the independence criteria developed by the Tokyo Stock Exchange.

In addition, the corporate law now requires companies without any outside directors to explain why the appointment of outside directors is inappropriate. As a result of these regulatory changes, there is a noticeable trend of accepting outside oversight. ISS data as of the end of June 2017 shows that 85 percent of companies already have at least two outside directors. The policy on board composition is expected to further accelerate the trend to improve Japanese corporate governance.

ISS Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent:

› Individuals who work or worked at major shareholders of the company in question;

› Individuals who work or worked at main lenders/banks to the company in question;

› Individuals who work or worked at the lead underwriter(s) of the company in question;

› Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

› Individuals who worked at the company's audit firm;

› Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

› Individuals who have a relative(s) working at the company in question.

Voting on Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of management and shareholder nominees in contested elections, considering the following factors:

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8 Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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Japan Proxy Voting Guidelines

› Long-term financial performance of the target company relative to its industry;

› Management’s track record;

› Background to the contentious situation;

› Nominee qualifications and any compensatory arrangements;

› Strategic plan of dissident(s) and quality of critique against management;

› Likelihood that the proposed goals and objectives can be achieved (both slates); and

› Stock ownership positions.

These factors will be considered whether the combined number of management and shareholder nominees exceeds the number of available board seats, or whether there are sufficient open seats that all management and shareholder nominees could be elected. In the latter case, the election will still be treated as "contested" if management opposes the election of the shareholder nominees.

3. ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

►   General Recommendation: Generally vote for an expansion of business activities, unless a company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

►   General Recommendation: Generally vote for the adoption of a U.S. style, three-committee board structure.

Adoption of a board with audit committee structure

►   General Recommendation: Generally vote for an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure.

Increase in authorized capital

►   General Recommendation: Generally vote case-by-case on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote for proposals to increase authorized capital, unless:

› The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

› The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

› The increase is intended for a poison pill, which ISS opposes.

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Japan Proxy Voting Guidelines

Creation/modification of preferred shares/class shares

►   General Recommendation: Generally vote case-by-case on this request.

Repurchase of shares at board's discretion

►   General Recommendation: Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company's:

› Balance sheet conditions;

› Ccapital efficiency and return on equity;

› Past share buybacks and dividend payouts;

› Board composition;

› Shareholding structure; and

› Other relevant factors.

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow company to make rules governing the exercise of shareholders' rights

►   General Recommendation: Generally vote against this change.

Limit rights of odd shareholders

►   General Recommendation: Generally vote for this change.

Lower quorum requirement

►   General Recommendation: Generally vote against this proposal.

Amendments related to takeover defenses

►   General Recommendation: Generally vote for this proposal, unless ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

►   General Recommendation: Generally vote for this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

►   General Recommendation: Generally vote against proposals seeking a supermajority requirement to remove a director.

Reduce directors' term in office from two years to one year

►   General Recommendation: Generally vote for proposals to reduce a director’s term to one year.

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Japan Proxy Voting Guidelines

Remove language preventing classification of board

►   General Recommendation: Generally vote against proposals seeking to remove language preventing classified boards.

Creation of Advisory Positions (Sodanyaku or Komon)

►   General Recommendation: Generally vote against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon," unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Limitations of liability for directors/statutory auditors

►   General Recommendation: Generally vote for this proposal.

Limitations of liability for external auditors

►   General Recommendation: Generally vote against proposals limiting liability for external auditors.

Payment of dividends at the board's discretion

►   General Recommendation: Generally vote against proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders' ability to submit shareholder proposals on income allocation, vote for the article amendments.

Management buyout related amendments

►   General Recommendation: Generally vote case-by-case on management related buyout amendments.

4. COMPENSATION

Annual Bonuses for Directors/Statutory Auditors

►   General Recommendation: Vote for approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

►   General Recommendation: Generally vote for approval of retirement bonuses, unless:

› Recipients include outsiders9; or

› Neither the individual payments nor the aggregate amount of the payments is disclosed; or

› Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

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9 However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and not excessive.

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Japan Proxy Voting Guidelines

►   General Recommendation: Generally vote for approval of special payments in connection with abolition of retirement bonus system, unless:

› Recipients include outsiders9; or

› Neither the individual payments nor the aggregate amount of the payments is disclosed; or

› Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

►   General Recommendation: Generally vote for approval of stock option plans, unless:

› Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

› Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

› The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

►   General Recommendation: Generally vote for approval of deep-discounted stock option plans, unless:

› Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

› Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

› The maximum number of options that can be issued per year is not disclosed; or

› No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

►   General Recommendation: Generally vote for proposals seeking to increase director fees, if:

› The specific reason(s) for the increase are explained; or

› The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

› The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

►   General Recommendation: Generally vote for proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

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Japan Proxy Voting Guidelines

5. SHARE REPURCHASE PLANS

►   General Recommendation: Vote for the share repurchase plans, unless:

› The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

› There are serious concerns about a possible adverse impact on shareholder value.

6. TAKEOVER DEFENSE PLANS (POISON PILLS)

►   General Recommendation: Generally vote against the approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

› Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;

› The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;

› The directors are subject to annual elections;

› The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;

› The trigger threshold is set at no less than 20 percent of shares outstanding;

› The duration of the poison pill does not exceed three years;

› There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office;

› The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and

› The pill’s total duration10 does not exceed three years.

(Second stage of analysis, to be applied only when all necessary conditions are met)

› The company has disclosed in its proxy circular specific, credible steps it is taking to address the vulnerability to a takeover by enhancing shareholder value, and explained how the temporary protection afforded by the pill will help accomplish this goal.

7. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

►   General Recommendation: Generally vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

› Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

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10 The pill's total duration is defined as the sum of the number of years the company has had a pill in place and the number of years the proposed pill will be effective.

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Japan Proxy Voting Guidelines

› Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

8. SHAREHOLDER PROPOSALS

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

9. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Japan Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Korea Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Korea Proxy Voting Guidelines

1.	APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK DIVIDENDS)	3
2.	AMENDMENTS TO THE ARTICLES OF INCORPORATION	3
	Issuance limit on new shares or convertible securities	3
	Increase in authorized capital	3
	Stock split / reverse stock split	3
	Preferred stock / non-voting common shares	3
	Diversification / expansion of business objectives	4
	Establishment of audit committee	4
	Stock option grant	4
	Stock option programs for the employee stock ownership plan	4
	Amend quorum requirements	4
	Cumulative voting	4
	Golden parachute clause	4
	Authorizing board to approve financial statements and income allocation	4
3.	ELECTION OF DIRECTORS	5
4.	ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)	6
	Election of Audit Committee Member(s)	6
	Election of Internal Auditor(s)	6
5.	COMPENSATION	7
	Remuneration Cap for Directors	7
	Remuneration Cap for Internal Auditors	7
	Stock Option Grants	7
	Amendments to Terms of Severance Payments to Executives	7
6.	SPINOFF AGREEMENT	8
7.	REDUCTION IN CAPITAL	8
	Reduction in capital accompanied by cash consideration	8
	Reduction in capital not accompanied by cash consideration	8
8.	MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY	8
9.	SHAREHOLDER PROPOSALS	10
10.	SOCIAL/ENVIRONMENTAL ISSUES	10

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Korea Proxy Voting Guidelines

1. APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK DIVIDENDS)

►   General Recommendation: Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

› The dividend payout ratio has been consistently low without adequate justification;

› The payout is excessive given the company's financial position;

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

►   General Recommendation: The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders' preemptive rights. Only vote for these article amendments if:

› The potential dilution ratio to existing shareholders does not exceed 20 percent; and

› The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

►   General Recommendation: Generally vote for increases in authorized capital, unless:

› The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or

› The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

►   General Recommendation: Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

►   General Recommendation: Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Korea Proxy Voting Guidelines

Diversification / expansion of business objectives

►   General Recommendation: Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

►   General Recommendation: Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

►   General Recommendation: Generally vote for a proposed stock option grant, unless:

› The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

› The maximum dilution level under the plan exceeds 10 percent for a growth company.

Stock option programs for the employee stock ownership plan

►   General Recommendation: Generally vote for article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

› The company explicitly states that shareholders’ apporval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the the earliest general meeting; and

› The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Amend quorum requirements

►   General Recommendation: Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

►   General Recommendation: Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

►   General Recommendation: Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

►   General Recommendation: Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

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Korea Proxy Voting Guidelines

3. ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies – one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

►   General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

› Any non-independent director nominees (under ISS classification) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

There are differences in the definition of independence between ISS and the Korean law. Examples are:

› While Korean law sets the materiality threshold of professional services at 10 percent of the service provider's annual revenue, ISS director classification sets the amount at U.S. $10,000 per year.

› While Korean law applies a two-year cooling-off period for former executives of the company, ISS applies a five-year cooling-off period.

Composition:

› An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

› An outside director has attended less than 75 percent of board meetings1 over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer);

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

› Adequate disclosure has not been provided in a timely manner;

Under extraordinary circumstances, vote against individual directors, members of committees, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote against directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors are presented as a bundled item, vote against the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

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1 Korean law requires companies to disclose the attendance of outside directors only.

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Korea Proxy Voting Guidelines

4. ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Election of Audit Committee Member(s)

►   General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

› There are serious concerns about the statutory reports presented or audit procedures used;

› A director has had significant involvement with a failed company;

› A director has in the past appeared not to have acted in the best interests of all shareholders;

› A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and/or damages to the company);

› A director has been indicted by the Prosecutors' Office and there are pending investigations;

› An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;

› An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

› A non-independent director (under ISS classification) seeks to become an audit committee member (for large companies);

› A non-independent director (under ISS classification) seeks to become an audit committee member and the audit committee is less than two-thirds independent (for small companies);

› A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

› Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

►   General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Examples of circumstances where a vote against an internal auditor's (re)appointment should be considered include:

› There are serious concerns about the statutory reports presented or audit procedures used;

› The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› A nominee has had significant involvement with a failed company;

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Korea Proxy Voting Guidelines

› A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

› A nominee has been indicted by the Prosecutor's Office and there are pending investigations;

› A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

› Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5. COMPENSATION

Remuneration Cap for Directors

►   General Recommendation: Generally vote for approval of the remuneration cap for directors, unless:

› The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or

› The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

►   General Recommendation: Generally vote for the remuneration cap for internal auditors, unless:

› The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or

› The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or

› There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

►   General Recommendation: Generally vote for stock option grant proposals, unless:

› The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

› The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

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Korea Proxy Voting Guidelines

►   General Recommendation: Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

› The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

› The negative provisions proposed in a resolution outweigh any positive ones; and/or

› The company proposes to introduce a new clause that is effectively a golden parachute clause.

6. SPINOFF AGREEMENT

►   General Recommendation: Generally vote for the approval of a spinoff agreement, unless:

› The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

› The company's structure following the spinoff does not reflect good corporate governance;

› There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

› The company does not provide sufficient information upon request to make an informed voting decision.

› There is an accompanying reduction in capital.

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

7. REDUCTION IN CAPITAL

Reduction in capital accompanied by cash consideration

►   General Recommendation: Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in capital not accompanied by cash consideration

►   General Recommendation: Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

8. MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY

►   General Recommendation: Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

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› The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

› The company's structure following such transactions does not reflect good corporate governance;

› There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

› The company does not provide sufficient information upon request to make an informed voting decision; and/or

› The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

Discussion

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

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Korea Proxy Voting Guidelines

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

9. SHAREHOLDER PROPOSALS

►   General Recommendation: Generally vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Generally vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Korea Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Singapore Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Singapore Proxy Voting Guidelines

1.	OVERVIEW	3
2.	OPERATIONAL ITEMS	3
	Approval of Financial Statements and Statutory Reports	3
	Dividend Distribution	3
3.	BOARD OF DIRECTORS	4
	Voting for Director Nominees in Uncontested Elections	4
	Classification of Directors	6
	Voting for Director Nominees in Contested Elections	7
4.	REMUNERATION	8
	Directors Fees	8
	Equity Compensation Plans	8
5.	AUDIT	8
6.	SHARE ISSUANCE REQUESTS	9
	General Issuance Requests	9
	General Issuance Requests – Real Estate Investment Trusts	9
	Specific Issuance Requests	9
	Share Repurchase Plans	9
7.	RELATED-PARTY TRANSACTIONS	10
8.	CAPITAL	10
	Debt Issuance Requests	10
9.	MERGERS & ACQUISITIONS	11
10.	SOCIAL/ENVIRONMENTAL ISSUES	12

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Singapore Proxy Voting Guidelines

1. OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.

› Approval of financial statements and statutory reports;

› Dividend distribution;

› Election of directors;

› Approval of remuneration of directors;

› Auditor appointment and approval of auditor remuneration;

› Capital raising requests;

› Compensation proposals.

Other items that may be submitted for shareholder approval include:

› Debt issuance requests;

› Amendments to articles of associations;

› Related-party transactions;

› Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2. OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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Singapore Proxy Voting Guidelines

3. BOARD OF DIRECTORS

Voting for Director Nominees in Uncontested Elections

►   General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

› The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

› Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors;

› The nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent under the following scenarios:

› The chairman and the CEO is the same person;

› The chairman and the CEO are immediate family members1;

› The chairman is part of the management team; or

› The chairman is not an independent director.

› The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

› The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

› The nominee is an executive director;

› The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

› The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› The nominee sits on more than six 2 public company boards.

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1 “Immediate family members” refer to the person's spouse, child, adopted child, step-child, sibling and parent.

2 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

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Singapore Proxy Voting Guidelines

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members of the audit committee up for reelection if:

› The non-audit fees paid to the auditor are excessive; or

› The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Singapore Proxy Voting Guidelines

Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-

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Singapore Proxy Voting Guidelines

children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and

(2) If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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Singapore Proxy Voting Guidelines

4. REMUNERATION

Directors Fees

►   General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

►   General Recommendation: Generally vote for an equity-based compensation plan unless:

› The maximum dilution level for the scheme exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

› The plan permits options to be issued with an exercise price at a discount to the current market price; or

› Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

5. AUDIT

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditor is being changed without explanation; or

› The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

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Singapore Proxy Voting Guidelines

6. SHARE ISSUANCE REQUESTS

General Issuance Requests

►   General Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights.

Discussion

The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.

General Issuance Requests – Real Estate Investment Trusts

►   General Recommendation: Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

►   General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans.

For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

Discussion

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the

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Singapore Proxy Voting Guidelines

previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

7. RELATED-PARTY TRANSACTIONS

►   General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

Discussion

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business.

8. CAPITAL

Debt Issuance Requests

►   General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

› Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?

› Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

› Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

› The company's financial position - What is the company's current leverage and how does that compare to its peers?

› The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

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Singapore Proxy Voting Guidelines

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

› There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

› The proposed maximum amount is more than twice the company's total debt;

› It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

› The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

9. MERGERS & ACQUISITIONS

►   General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value. In addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Taiwan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Taiwan Proxy Voting Guidelines

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1. OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

› Approval of business operations reports and financial statements;

› Allocation of income or loss offsetting proposals;

› Amendments to articles of association or other company bylaws;

› Capital raising requests;

› Election of directors and supervisors;

› Release of restrictions on competitive activities of directors;

› Transact other business.

Other items that may be submitted for shareholder approval include:

› Capital reduction to offset losses or by distributing cash to shareholders;

› Equity-based compensation;

› Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

› Ordinary resolutions require the approval of a majority of the shareholders present, who represent more than one half of the issued shares.

› Special resolutions require the approval of a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two-thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

2. FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

►   General Recommendation: Generally vote for proposals to approve financial results, business operations reports and other statutory reports unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year.

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External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

3. ALLOCATION OF INCOME AND DIVIDENDS

►   General Recommendation: Generally vote for approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

› Cash dividends from earnings;

› Cash dividends from capital reserves;

› New shares from capital reserves;

› Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends from Earnings

Resolution Type: Ordinary

►   General Recommendation: Generally vote for distribution of dividends from earnings unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation;

› The proposed payout is excessive given the company's financial position.

Discussion

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends and bonuses shall be paid out. In addition, before the company could pay out dividends and bonuses, the company shall:

1. Cover its losses and pay all its taxes and dues;

2. Set aside 10 percent of its surplus profit as legal reserve when the amount of legal reserve is less than the authorized capital;

3. Allocate another sum of its surplus profits as special reserve, if special reserve is specified in the Articles of Association or approved by shareholders.

Cash Dividends or New Shares from Capital and Legal Reserves

Resolution Type: Special

►   General Recommendation: Generally vote for proposals to distribute dividends or new shares from capital and legal reserves.

Discussion

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserve by cash or by issuing new shares to its existing shareholders based on their

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proportionate holdings. If legal reserve is distributed, only the portion of legal reserve which exceeds 25 percent of the paid-in capital may be distributed.

Stock Dividends

Resolution Type: Special

►   General Recommendation: Generally vote for proposals to distribute stock dividends.

4. CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS

Resolution Type: Ordinary

►   General Recommendation: Generally vote for the capital reduction to offset losses or to distribute cash to shareholders unless:

› The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or

› The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

Discussion

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting and capital reduction shall be effected based on the percentage of shareholding of the shareholders pro rata, unless otherwise provided for in this Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when they have extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

5. AMENDMENTS TO COMPANY ARTICLES/BYLAWS

►   General Recommendation: Vote case-by-case on amendments to company bylaws.

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose.

Articles of Association

The following are some of the most common or significant types of changes.

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Increase in authorized capital

►   General Recommendation: Vote case-by-case on increase in authorized capital if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

› The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

› The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

› The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

►   General Recommendation: Generally vote for the establishment of audit committee.

Adoption of the nomination system for the election of directors and supervisors

►   General Recommendation: Generally vote for the adoption of the nomination system for the election of directors.

Change of board size

Resolution Type: Special

►   General Recommendation: Generally vote for the change of board size unless it is used as an anti-takeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Other Company Bylaws

Resolution Type: Ordinary

►   General Recommendation: Vote case-by-case on other bylaw proposals.

Other company bylaws include but are not limited to:

› Procedures Governing the Acquisition or Disposal of Assets;

› Rules and Procedures Regarding Shareholder's Meeting;

› Rules and Procedures for Election of Directors and Supervisors;

› Rules and Procedures Regarding Board of Directors' Meeting;

› Procedures for Lending Funds to Other Parties;

› Procedures for Endorsement and Guarantees;

› Trading Procedures Governing Derivatives Products.

6. CAPITAL RAISING

►   General Recommendation: Generally vote for general authority to issue shares if:

› A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

› A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote case-by-case on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

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Taiwan Proxy Voting Guidelines

Discussion

There are four capital raising channels that require shareholder approval in Taiwan:

› Issuance of new ordinary shares via a private placement;

› Issuance of convertible bonds via a private placement;

› Public issuance of new ordinary shares via book building;

› Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in GDR issuance up to a preapproved limit. The specific capital raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

Private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

7. EQUITY-BASED COMPENSATION

Resolution Type: Special

►   General Recommendation: Vote case-by-case on restricted stock awards (RSA). Vote against the RSA plan if one or two of the following features are not met:

› Existing substantial shareholders are restricted in participation;

› Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount; or

› Reasonable vesting period (at least two years) is set.

Discussion

RSAs were first introduced in Taiwan in 2012, following the new amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the Financial Supervisory Commission (FSC). The amount of restricted stocks to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

› Issue amount;

› Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);

› Qualifications of employees to be eligible for RSAs and the number of shares to be granted;

› Rationale for implementing the RSA program;

› Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

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Taiwan Proxy Voting Guidelines

8. ELECTION OF DIRECTORS AND SUPERVISORS

Voting for Director Nominees in Uncontested Elections

►   General Recommendation: Vote against all directors and supervisors where the company employs the non-nomination system for election.

When the company employs the nomination system, generally vote for all non-independent director and supervisor candidates. Generally vote for the independent director nominees, unless:

Independence:

› The nominee is deemed non-independent under ISS’ classification (see table on next page);

› The nominee has been a partner of the company's auditor within the last three years1, and serves in the audit committee.

Composition:

› The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance (or that of the representatives appointed by a legal entity which serves as a corporate director in the company) will not include meetings attended by alternate directors (or the proxy of those representatives). Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director (or the representative) has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer);

› The nominee sits on more than six2 public company board3.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

› The nominee is a legal entity or a representative of a legal entity4;

Under extraordinary circumstances, vote against directors or supervisors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 Pursuant to Securities and Exchange Act, all independent directors will automatically become the members of the company's audit committee, if any, which should be 100-percent independent.

2 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

3 Any independent directors shall not sit on more than three other public boards as independent director, according to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act.

4 Pursuant to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act, a legal entity can only serve as non-independent director in a company.

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Taiwan Proxy Voting Guidelines

Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Directors with a tenure exceeding three terms will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Discussion

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just natural persons, can serve as non-independent directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Another notable characteristic in Taiwan is that, only the independent directors are elected by the standard nomination system. The election of non-independent directors and supervisors, on the other hand, may use a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

Taking into consideration that the nomination system for non-independent director election is yet to be made mandatory by law, most of the assessment criteria, such as attendance and public boards held, among others, which are applicable to peer markets in the Asia-Pacific Region, will only be applied to independent director candidates who must be elected via the nomination system. In order to better evaluate non-independent director nominees' suitability in the long run, such assessment criteria could be phasing in and adopted in the review of non-independent director nominees in the near future.

Voting requirement: Cumulative voting is mandatory for all elections. There is no majority vote requirement.

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Taiwan Proxy Voting Guidelines

Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and

(2) If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

9. RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS

Resolution Type: Special

►   General Recommendation: Vote against release of restrictions on competitive activities of directors if:

› There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on5; or

› The non-nomination system is employed by the company for the director election;

Discussion

Article 209 of the Company Act states that: "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director’s service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the

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5 If the company fails to disclose all outside directorships held by a director in question or those outside directorships that are being waived from the non-compete requirement, then it is deemed as lack of sufficient disclosure.

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Taiwan Proxy Voting Guidelines

company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries’ boards, which may limit the company’s ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

►   General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration the following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

11. TRANSACT OTHER BUSINESS

►   General Recommendation: Vote against resolutions to transact other businesses.

Discussion

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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China Proxy Voting Guidelines

1.	OVERVIEW	3
2.	FINANCIAL STATEMENTS/DIVIDENDS	4
	Approval of Financial Statements and Statutory Reports	4
	Dividend Distribution	4
3.	BOARD OF DIRECTORS	5
	Voting for Director Nominees in Uncontested Elections	5
	Classification of Directors	6
	Voting for Director Nominees in Contested Elections	7
4.	BOARD OF SUPERVISORS	8
	Election of Supervisors	8
5.	REMUNERATION	8
	Director Remuneration	8
	EQUITY-BASED COMPENSATION	8
	A-share Stock Option Schemes and Performance Share Schemes	8
	Employee Stock Purchase Plans	9
6.	AUDITOR (RE)APPOINTMENT	9
7.	CAPITAL RAISING	10
	Share Issuance Requests	10
	Adjustments of Conversion Price of Outstanding Convertible Bonds	11
	Debt Issuance Requests	11
	Provision of Guarantees	12
8.	AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS	12
	Communist Party Committee	12
	Other Article of Association/Bylaw Amendments	13
9.	RELATED-PARTY TRANSACTIONS	13
	Loan Financing Requests	14
	Group Finance Companies	15
10.	MERGERS & ACQUISITIONS	15
11.	PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS	15

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1. OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

› Approval of financial statements and statutory reports;

› Dividend distribution;

› Election of directors;

› Election of supervisors;

› Auditor appointment;

› Capital raising requests;

› Debt issuance requests;

› Amendments to articles of associations;

› Provision of guarantees;

› Related-party transactions.

Other items that may be submitted for shareholder approval include:

› Remuneration;

› Mergers and acquisitions;

› Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

› Ordinary resolutions require the approval of a majority of attending shareholders to pass.

› Special resolutions require the approval of a super majority (2/3) of all attending shareholders to pass.

Under certain circumstances, resolutions that are normally ordinary become special resolution:

› Resolutions on provisions of loan become special resolutions if the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed.

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2. FINANCIAL STATEMENTS/DIVIDENDS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

►   General Recommendation: Generally vote for approval of financial statements, report of board of directors, supervisors, and independent directors and other statutory reports unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the report of board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

› The report of directors typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

› The report of supervisors contains statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company's annual report and are ordinarily non-contentious in nature.

Dividend Distribution

Resolution Type: Ordinary

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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3. BOARD OF DIRECTORS

Article 108 of the Company Act requires a company to have five to 19 directors on the board, whilst a 2001 China Securities Regulatory Commission (CSRC) guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person for three consecutive times are required to step down and be replaced.

Voting for Director Nominees in Uncontested Elections

Resolution Type: Ordinary

►   General Recommendation: Generally vote for the re/election of directors, except where:

Independence:

› The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

› Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Composition:

› The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year1, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

Generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [6]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Voting for Director Nominees in Contested Elections

Resolution Type: Ordinary

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers

› Strategy of the incumbents versus the dissidents

› Independence of directors/nominees

› Experience and skills of board candidates

› Governance profile of the company

› Evidence of management entrenchment

› Responsiveness to shareholders

› Whether a takeover offer has been rebuffed

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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4. BOARD OF SUPERVISORS

The Company Act requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

Resolution Type: Ordinary

►   General Recommendation: Generally vote for such candidates unless:

› He or she is a senior executive or director of the company;

› He or she has been a partner of the company’s auditor within the last three years; or

› There are concerns about the performance or conduct of an individual candidate.

5. REMUNERATION

Director Remuneration

Resolution Type: Ordinary

►   General Recommendation: Generally vote for resolutions regarding directors' and supervisors' fees unless they are excessive relative to fees paid by other companies of similar size.

Discussion

According to Article 37 of the Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Resolution Type: Special

►   General Recommendation: Vote against a stock option and/or performance share scheme if:

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› Pricing Basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares2 to be set at an unreasonable price3 compared to the market price without sufficient justification;

› Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

› Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

› Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

Resolution Type: Ordinary

►   General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

› The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;

› The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;

› The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

› The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

› The ESPP contains any other terms that are deemed disadvantageous to shareholders.

6. AUDITOR (RE)APPOINTMENT

Resolution Type: Ordinary

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditor is being changed without explanation.; or

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2 Performance share, termed as “restricted stock” literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

3 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

› Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

› Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

4 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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› Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

7. CAPITAL RAISING

Share Issuance Requests

Resolution Type: Special

►   General Recommendation: Vote case-by-case on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

› The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued;

› A successful rights offering shall have subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

› Share issuances via a private placement shall be issued to not more than 10 specific parties;

› The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;

› The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company;

› A cooling-off period of at least 18 months from the last share issuance should be in place;

› The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

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Adjustments of Conversion Price of Outstanding Convertible Bonds

Resolution Type: Special

►   General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Requests

Resolution Type: Ordinary

The issuance of debt instruments is a commonly seen financing channel used by companies to finance its projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

› Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?

› Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

› Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

› The company's financial position - What is the company's current leverage and how does that compare to its peers?

› The risk of non-approval - What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

►   General Recommendation: Vote case-by-case on non-convertible debt issuance requests. Generally vote for such requests if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

› There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

› The proposed maximum amount is more than twice the company's total debt;

› It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

› The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

Provision of Guarantees

Resolution Type: Ordinary, unless the cumulative amount exceeds threshold.

►   General Recommendation: Vote case-by-case on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally vote against the provision of a guarantee where:

› The identity of the entity receiving the guarantee is not disclosed;

› The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

› The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Discussion

Chinese companies often provide loan guarantees for subsidiaries, affiliates and sometimes even unrelated parties.

According to Article 9.11 in the Listing Rules of both Shanghai and Shenzhen stock exchanges, shareholder approval shall be sought in the following situations:

› the amount of the guarantee is more than 10 percent of the last audited net asset value; or

› the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed › the guarantee-receiving party has a debt-to-asset ratio over 70 percent; › the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed; or › the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50 million.

8. AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Communist Party Committee

Resolution Type: Special for article amendments

►   General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

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Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

Other Article of Association/Bylaw Amendments

Resolution Type: Special for article amendments; Ordinary for bylaw amendments

►   General Recommendation: Generally vote for bylaw amendments if:

› They are driven by regulatory changes and are technical in nature; or

› They are meant to update company-specific information in the bylaws such as registered capital, address, and business scope, etc.

Generally vote against the amendments if:

› There is no disclosure on the proposed amendments or full text of the amended bylaw; or

› The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Discussion

Proposals to amend company's Articles of Association and other bylaws are commonly seen at shareholder meetings.

Companies usually disclose what being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes ISS opposes.

Other company bylaws include but are not limited to:

› Rules and Procedures Regarding Shareholder's Meeting;

› Rules and Procedures Regarding Board of Directors' Meeting;

› Rules and Procedures Regarding Supervisors' Meeting;

› Rules and Procedures for Election of Directors and Supervisors;

› Working System for Board of Directors/Supervisors

› Management System of Raised Funds/ Related-Party Transactions;

› Management System of External Investment/ External Guarantee Provision.

9. RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

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› Transactions involving the sale or purchase of goods;

› Transactions involving the sale or purchase of property and/or assets;

› Transactions involving the lease of property and/or assets;

› Transactions involving the provision or receipt of services or leases;

› Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

› Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

› Transactions involving the assumption of financial/operating obligations;

› Transactions that include the subscription for debt/equity issuances; and

› Transactions that involve the establishment of joint-venture entities

Discussion

According to Article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001, independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or CNY 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (Article 124 of the Company Act).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen stock exchanges, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

Loan Financing Requests

Resolution Type: Ordinary

►   General Recommendation: Vote case-by-case on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

› ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

› ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.

› ISS will generally recommend that shareholders vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

› ISS will generally recommend that shareholders vote against the provision of loans to an entity in which the company's ownership stake is less than 75 percent and the financing provision is not proportionate to the company's equity stake.

Discussion

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders. Occasionally, companies also undertake to provide funding for its subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, its subsidiaries, affiliates, and related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

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Article 10.2.3 of the Listing Rules of both Shanghai and Shenzhen stock exchanges prohibits the making of loans to directors, supervisors, or senior management either directly or through its subsidiaries.

Group Finance Companies

Resolution Type: Ordinary

►   General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

►   General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS

Resolution Type: Ordinary

►   General Recommendation: Vote on proposals to invest in financial products using idle funds on a case-by-case basis. Key factors for evaluating such requests include:

› Any known concerns with previous investments;

› The amount of the proposed investment relative to the company's assets;

› Disclosure of the nature of the products in which the company proposes to invest; and

› Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

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China Proxy Voting Guidelines

Generally vote for such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company's previous similar investments.

Discussion

According to Article 9.3.2 of the listing rules, the company's external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months requires shareholder approval. In addition, CSRC issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Russia and Kazakhstan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

Russia and Kazakhstan Proxy Voting Guidelines

INTRODUCTION		4
1.	OPERATIONAL ITEMS	5
	Financial Results/Director and Auditor Reports	5
	Appointment of Auditors and Auditor Fees	5
	Appointment of Audit Commission Members	5
	Early Termination of Powers of the Audit Commission	5
	Allocation of Income	6
	Amendments to Articles of Association	6
	Change in Company Fiscal Term	6
	Transact Other Business	6
2.	BOARD OF DIRECTORS	7
	Director Elections	7
	Mechanics of the Cumulative Voting System in Russia and Kazakhstan	7
	Disclosure of Nominee Names	8
	ISS Classification of Directors	9
	Early Termination of Powers of Board of Directors	10
	Election of General Director (CEO)	10
	Early Termination of Powers of General Director (CEO)	10
	Contested Director Elections	10
	Director, Officer, and Auditor Indemnification and Liability Provisions	11
	Board Structure	11
3.	CAPITAL STRUCTURE	12
	Share Issuance Requests	12
	General Issuances	12
	Specific Issuances	12
	Authorized Capital Increase Requests	12
	Reduction of Capital Requests	12
	Changes to Capital Structures	12
	Preferred Stock Requests	13
	Debt Issuance Requests	13
	Pledging of Assets for Debt	13
	Share Repurchase Plans	13
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	14
4. COMPENSATION		15
	Non-Executive Director Compensation	15
	Equity Based Compensation Guidelines	15
5. OTHER ITEMS		16
	Reorganizations/Restructurings	16
	Mergers and Acquisitions	16

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Mandatory Takeover Bid Waivers	16
Expansion of Business Activities	16
Related-Party Transactions	16
Antitakeover Mechanisms	17
Shareholder Proposals	17
Social/Environmental Issues	17

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INTRODUCTION

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia's securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan's capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company's charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

› Annual report and financial statements

› Allocation of Income, including payment of dividends

› Auditors' appointment

› Election of directors

› Election of audit commission members

› Related-party transactions and large-scale transactions

› Amendments to the Charter and other internal regulations

› Approval of director fees

› Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› The financial statements and/or auditor's report are not disclosed or are incomplete

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› Name of the proposed auditors has not been published; or

› The auditors are being changed without explanation.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

►   General Recommendation: Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

› Adequate disclosure, including the nominees' names, has not been provided in a timely manner;

› There are serious concerns about the work and/or the composition of the audit commission;

› There are serious concerns about the statutory reports presented or the audit procedures used;

› There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

› Nominees' independence and potential conflicts of interest;

› Nominees' qualifications, experience, and past track records;

› Current composition of audit commission.

Early Termination of Powers of the Audit Commission

►   General Recommendation: ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

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Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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Russia and Kazakhstan Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

►   General Recommendation: Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS' classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS' classification of directors) considering factors including, but not limited to, the following:

› Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

› Nominee(s) qualification, knowledge, and experience;

› Attendance record of the directors nominees;

› Company's free float.

Where none of the director nominees can be classified as independent (per ISS' Classification of Directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate's (re)election:

› A director nominee, while not classified as independent per ISS' classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;

› A director nominee possesses adequate qualification, knowledge and experience;

› There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

ISS may consider not supporting the election of an individual director in case:

› Adequate disclosure has not been provided in a timely manner;

› A director nominee has been involved in questionable transactions with conflicts of interest;

› A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

› There are any records of abuses against minority shareholder interests;

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company.

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per ISS' Classification of Directors).

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Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

►   General Recommendation: ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

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ISS Classification of Directors

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of or who is considered related to a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder[1] of the company;

› Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[2] provides) professional services[3] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[4]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period);

› Excessive years of service from date of first appointment, as determined by local corporate governance codes[5], or local best practice, is generally a determining factor in evaluating director independence.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[6] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

Footnotes

[1] In Russia, a significant shareholder is defined as a shareholder controlling directly or indirectly 5 percent or more of the voting rights.

[2] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[3] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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[4] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent. OR, A business relationship may be material if it is considered that it may be of significance the director.

[5] For example, the definition of independence in the Russian Corporate Governance Code (2014) provides that in order to remain independent, a non-executive director shall have served on the board of directors [supervisory board] for no more than seven years.

[6] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

►   General Recommendation: ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

►   General Recommendation: Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

►   General Recommendation: ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

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› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock Requests

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

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› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defences;

› There is clear evidence of abuse or risk of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Non-Executive Director Compensation

►   General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non executive directors, but will recommend a vote against where:

› Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non executive directors.

› Proposed amounts are excessive relative to other companies in the country or industry.

› The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

› Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.

› Proposals introduce retirement benefits for non executive directors.

And recommend a vote on a case-by-case basis where:

› Proposals include both cash and share based components to non executive directors.

› Proposals bundle compensation for both non executive and executive directors into a single resolution.

Equity Based Compensation Guidelines

►   General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long term shareholder interests and align the award with shareholder value.

This assessment includes, but is not limited to, the following factors:

› The volume of awards transferred to participants must not be excessive:

› The potential volume of fully diluted issued share capital from equity based compensation plans must not exceed the following ISS guidelines:

› The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high growth companies or particularly well designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

› The plan(s) must be sufficiently long term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

› The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;

› If applicable, performance standards must be fully disclosed, quantified, and long term, with relative performance measures preferred.

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5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

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› The parties on either side of the transaction;

› The nature of the asset transferred/service provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) are conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant coast being incurred with little or no benefit.

Social/Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal may more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

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Russia and Kazakhstan Proxy Voting Guidelines

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Russia and Kazakhstan Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Australia Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2017 Published October 2, 2017

Australia Proxy Voting Guidelines

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Australia Proxy Voting Guidelines

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Australia Proxy Voting Guidelines

INTRODUCTION

These guidelines have been developed as the basis for ISS Australian Benchmark Policy for proxy voting recommendations.

Underlying principles

The principle underpinning all of ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that requires their approval and to understand how it affects their interests as owners. Accountability, transparency and fairness are the overarching goals of the laws, standards and principles in the Australian market.

Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company’s performance and to vote on resolutions put before an annual or, where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

› Consideration of the financial statements and reports (not normally a voting item);

› Election or re-election of directors;

› Consideration of the remuneration report and to cast a non-binding (advisory) vote on executive pay practices;

› Issuance of new securities in certain circumstances, including to executives and directors under their employment contracts, or as required under ASX Listing Rules;

› Changes in the Constitution of a company;

› Consideration of certain related party transactions;

› Consideration of an increase in the directors’ total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);

› to consider and vote on termination payments to executives in excess of a statutory maximum of one year’s remuneration; and

› Consideration of mergers and acquisitions.

The goals of these guidelines are to recognize that:

› The objective of most security holders is to hold and manage their investments with sustainable long term value creation in mind; and

› Strong of corporate governance practices can enhance shareholder value and mitigate risk.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for listed entities in Australia. This document is intended to provide investors with insights into how ISS analyses these entities in the Australian market. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the listed entity's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for listed entities can differ according to the type, location and nature of their business operations. The principles of good corporate governance are generally applicable to listed entities whatever their size, but ISS recognizes that investors and other market participants have differing expectations for certain market cap segments.

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Australia Proxy Voting Guidelines

Voting disclosure and response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at an AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of securities in respect of which the vote was directed to be withheld, and the overall percentages for each group.

Good corporate governance practice suggests that when a sizable proportion of votes have been cast against a resolution at any general meeting, the directors of the entity should explain what actions have been taken to understand the reasons behind the vote result. There is no universal threshold for significant dissent, and market practice is bound to evolve. However, many investors will use the 25 percent figure which represents a "strike" against the remuneration resolution as a threshold for identifying significant issues concerns. There may be reasons why for some companies a higher or lower level might be more appropriate for other types of resolutions. Some investors may take the view that dissent should be taken to mean both active abstentions and votes against. In Australia, “votes withheld” (abstentions) are not votes in law and companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 25 percent as indicating a low level of support from investors which they may wish to address. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range of 20 percent to 30 percent as a threshold for significant dissent.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. As a starting point, dissent of 25 percent or more will generally be used as the trigger for this case-by-case analysis. In certain circumstances, ISS may recommend a vote against a relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

In the Australian market, the core ISS benchmark policy applies to all companies in the S&P ASX300 Index, excluding certain types of investment trusts. The ASX Corporate Governance Council's Principles and Recommendations recognizes that when assessing the practice of a smaller company outside the ASX300, investors should be mindful of the individual circumstances of the business, including its size and complexity. Smaller companies may not have the resources to be able to comply with all the principles and recommendations, and there may be different requirements for these entities. Accordingly, the core ISS policy recognizes these exceptions on a case-by-case basis.

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Australia Proxy Voting Guidelines

1. GENERAL

Constitutional Amendment

►   General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement). Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Alteration of the Number of Directors/Board Size in Constitution

►   General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The Australian Corporations Act requires a minimum of three directors for public companies, and nominees are elected if they receive 50 percent shareholder support. There is no maximum board size limit set out in the Act, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Renewal of "Proportional Takeover" Clause in Constitution

►   General Recommendation: Vote for the renewal of the proportional takeover clause in the company’s constitution.

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask shareholders to reinsert the clause into the constitution at every third AGM. If a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, then the making of the bid is taken as approved.

Change Company Name

►   General Recommendation: Vote for proposals to change the company name.

Decisions on the company name are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Authority to Postpone or Adjourn Meeting

►   General Recommendation: Vote case-by-case on proposals to amend the company’s constitution to provide the board with the authority to adjourn annual or special meetings, taking into account:

› The board’s rationale for proposing the amendment; and

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Australia Proxy Voting Guidelines

› The board’s past practices in acting in the best interests of shareholders.

When adequate explanation for an adjournment or postponement of a company meeting is given (such as to consider an improvement in economic benefit available to shareholders), such discretion of the chairman and board should be supported. However, evidence of the misuse of the authority to adjourn an annual or special meeting may result in recommendations against the re-election of the chairperson, or, if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

Significant Change in Activities

►   General Recommendation: Vote for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Financial Statements

►   General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or the audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used; or

› Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under Australian law, but it will be a ballot item for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

►   General Recommendation: Generally, vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Mergers and Acquisitions

►   General Recommendation: Vote mergers and acquisitions on a case-by-case basis, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

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Australia Proxy Voting Guidelines

When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation	Is the value to be received by the target shareholders (or paid by the acquirer)
reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
Market reaction	How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale	Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Negotiations and process	Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., ability for alternate bidders to participate) can also affect shareholder value.
Conflicts of interest	Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
Governance	Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors, where provided;

› The views of an independent financial adviser, where appointed;

› Whether any entities party to the transaction, including advisers, are conflicted; and

› The stated rationale for the transaction, including discussions of timing.

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Australia Proxy Voting Guidelines

Under the ASX Listing Rules, the listed entity must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

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Australia Proxy Voting Guidelines

2. SHARE CAPITAL

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

►   General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

►   General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

› It is intended for financing purposes with minimal or no dilution to current shareholders; or

› It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote for the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

►   General Recommendation: Generally, vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

►   General Recommendation: Vote for reduction of share capital proposals with absorption of losses, as they represent routine accounting measures.

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

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Australia Proxy Voting Guidelines

Buybacks/Repurchases

►   General Recommendation: Generally, vote for requests to repurchase shares, unless:

› There is clear evidence available of past abuse of this authority; or

› It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

› Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;

› Limitations on the exercise of the authority to thwart takeover threats; and

› A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

►   General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

› Dilution to shareholders;

› Discount/premium in purchase price to the investor;

› Use of proceeds;

› Any fairness opinion;

› Results in a change in control;

› Financing or strategic alternatives explored by the company;

› Arms-length negotiations; and

› Conversion rates on convertible equity (if applicable).

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

Issue of Shares (Placement): Retrospective Approval

►   General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

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Australia Proxy Voting Guidelines

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

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Australia Proxy Voting Guidelines

3. BOARD OF DIRECTORS

Director Age Limits

►   General Recommendation: Generally, vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

The Australian Corporations Act no longer includes an age limit for directors of public companies. Companies submit resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

› Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

› Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

› Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

› Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

› Does not have a material contractual relationship with the corporate group; and

› Is free from any other interest and any business or other relationship with the corporate group.

ISS’ definition of independence is as follows:

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Australia Proxy Voting Guidelines

ISS Classification of Directors – Australia

Executive Director

› Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

A non-executive director who is:

› classified as non-independent in the company's annual report;

› A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;

› A major shareholder, partner, or employee of a material adviser/supplier/customer1;

› A founder of the company, even if no longer a substantial shareholder2;

› A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;

› A designated representative of a shareholder;

› A director who has served for 12 or more years on the board;

› A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

› A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

1 The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. At the point a person is no longer a substantial shareholder representative, they will be reclassifed as independent. This threshold looks back to the three most recent financial years.

3 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Australia Proxy Voting Guidelines

Voting on Director Nominees

When voting on director nominees, take into consideration:

› The overall composition of the board;

› The composition of the audit, remuneration, risk (if applicable), and nomination committees;

› Skills of the individual directors;

› Individual directors' attendance records; and

› Service on other public company boards.

As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk.

Under the recent ASX Corporate Governance Council recommendations, the risk committee could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally, the skills matrix will identify the gaps in skills of the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

Voting on Director Nominees in Uncontested Elections

►   General Recommendation: Generally, vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

› Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

› Sits on more than a total of five listed boards (a chair as equivalent to two board positions); or

› An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

› Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;

› An executive other than the CEO who serves on the audit committee;

› A former partner or employee of the company’s auditor who serves on the audit committee:

› An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

If the board is not majority1 independent under ISS’ classification, generally vote against nominees who are:

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1 “Majority independent” is defined as over 50 percent independent.

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Australia Proxy Voting Guidelines

› Executive directors (except for the CEO and founders integral to the company);

› A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

› A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Remuneration Practices:

Generally vote against members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

› The company's response in addressing specific concerns, engagement with institutional investors, and other compensation practices;

› The company's ownership structure;

› Whether the issues are considered to be recurring or isolated; and

› Whether the level of support was less than 50 percent.

Problematic Audit-Related Practices:

Generally vote against members of the audit committee as constituted in the most recently completed fiscal year if:

› The entity receives an adverse opinion of the entity's financial statements from the auditor; or

› Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally, vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Under extraordinary circumstances, vote against directors individually, committee members, or the entire board, due to:

› Failure to act in the best interests of all shareholders;

› Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Significant involvement with a failed company, or egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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2 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

Voting on Director Nominees in Contested Elections

►   General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders; and

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions:

› Whether the dissidents have proved that board change is warranted; and

› If yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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4. REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

› Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;

› Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;

› Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);

› Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

› Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five-year intervals). One-off pay awards to address concerns over the retention of an executive have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new or additional short term incentives or long-term incentive share award schemes on top of existing plans is likely to be viewed skeptically. Remuneration arrangements should be clearly disclosed, and sufficient detail should be provided about the performance conditions adopted to allow shareholders to make their own assessment of whether they are appropriate. Benchmarking remuneration into line with accepted good market practice should not be used as justification for any substantial increase in the size of the overall package.

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Remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. When forming a view on such arrangements, ISS will pay particular attention to the following points:

› How far the remuneration practices are consistent with the good practice principles set out in these voting guidelines;

› The linkage between the remuneration practices and the company's strategic objectives;

› Whether or not there is an appropriate long-term focus;

› The extent to which the proposals help simplify executive pay; and

› The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Boards must avoid rewarding failure or poor performance; for this reason, ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration Report

►   General Recommendation: Vote case-by-case on the remuneration report, taking into account:

› The pay of the executives and non-executive directors, including where applicable:

› The quantum of total fixed remuneration and short term incentive payments relative to peers;

› Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

› The listed entity's workforce;

› Financial performance and alignment with shareholder returns;

› The adequacy and quality of the company's disclosure generally;

› The appropriateness and quality of the company's disclosure linking identified material business risks and predetermined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;

› Whether targets for the STI or LTI are disclosed in an appropriate level of detail

› Whether performance targets in the STI and LTI are measured over an appropriate period and are sufficiently stretching;

› Any special arrangements for new joiners were in line with good market practice;

› The remuneration committee exercised discretion appropriately; and

› The alignment of CEO and executive pay with the company's financial performance and returns for shareholders based on the ISS Quantitative Pay-for-Performance Evaluation.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative voting recommendation.

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Pay-for-Performance Evaluation3

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P ASX300, this analysis considers the following:

1. Peer Group4 Alignment:

› Relative Degree of Alignment (RDA). This relative measure compares the percentile ranks of a company’s CEO pay and TSR performance, relative to an industry-and-size derived comparison group (i.e., ISS Peer Group), over a three-year period.

› Multiple of Median (MoM). This relative measure expresses the prior year’s CEO pay as a multiple of the median pay of its comparison group for the same period.

2. Absolute Alignment:

› Pay-TSR Alignment (PTA). This absolute measure compares the trends of the CEO’s annual pay and the value of an investment in the company over the prior five-year period.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) – Annual directors' report – additional and general requirements for listed entities. Specifically sub sections (1) – (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for future financial years in terms of the company's business strategies and material business risks. Investors seek to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

Remuneration Considerations

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review. The elements of the report which ISS considers are described in more detail in the following section:

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3 A one-year transition period will apply to the fiscal year ending 30 June 2018 prior to incorporating greater emphasis of the Pay-For-Performance Evaluation Methodology in the analysis of the remuneration report.

4 The peer group is generally comprised of 11-24 companies that are selected using market cap, revenue (or assets for certain financial firms), and GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's.

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Report component	Good market practice
Base Pay	Remuneration committees are required to justify salary levels and increases in base pay.
Annual increases are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions and increases in responsibilities. Changes in pay levels should take into account the pay and conditions across the company. Where remuneration committees seek to increase base pay, such increases should not be approved purely on the basis of benchmarking against peer companies.
Superannuation,	Superannuation and pension contribution payments for executives should be clearly
pension	disclosed. Any compensation to executives for changes in the tax treatment of pensions is
contributions and	not considered to be acceptable.
benefits
Companies must describe the benefits provided to executives and directors, which are expected to be in line with market practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits.
Short term incentive	The STI earned for the year under review should be explained in a fashion which allows
(STI)	shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.
There is an expectation among investors that STI bonus targets will be disclosed retrospectively. Targets for both financial and non-financial metrics should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out.
If a remuneration committee believes that STI bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should clearly explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year.
Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.
The payment of a ‘one-off' special bonus, outside the variable remuneration arrangements already in place, is likely to attract a negative vote recommendation given that transaction-
related bonuses are not typically supported.

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Long-term incentive	Under the resolution to approve the remuneration report, ISS considers both the LTI
(LTI)	awards granted and those vested or lapsed during the year under review.
When assessing the awards which vested, ISS will have regard for outcomes that are out of line with the overall performance of the company, its future prospects or shareholder returns over the performance period. The definition of any performance measurement should be clearly disclosed.
For awards granted in the year under review, ISS will have regard for disclosure by companies of the potential value of awards to individual scheme participants on full vesting, expressed by reference to the face value of shares and expressed as a multiple of base salary.
The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.
Dilution limits	The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders.
The rules of a scheme must provide that commitments to issue new shares, when aggregated with awards under all of the company's other schemes, must not exceed five percent of the issued ordinary share capital, adjusted for share issuance and cancellation.
Malus and / or	Malus means to forfeit some or all of a variable remuneration award before it has vested,
clawback	while clawback allows the company to recover payments already made through the STI or
LTI.
When designing schemes of performance-related remuneration, good market practice is that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the remuneration committee considers it would be appropriate to do so. Investors expect that such provisions should not be restricted solely to material misstatements of the financial statements.
Good leavers	Where individuals choose to terminate their employment before the end of the performance period, or in the event that employment is terminated for cause, good market practice is that any unvested options or share-based awards should lapse.
In other circumstances of cessation of employment, some portion of the award may remain "on foot" and be subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. If it is the opinion of the remuneration committee that some early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.
Change of control	Investors expect that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

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Shareholding	There is an expectation of investors that executives and directors should hold a minimum
requirement	number of shares. Unvested holdings in share-based incentives do not count towards fulfilment of the requirement.
Executive' service	Executives should have service contracts in place with notice periods set at one year or
contracts, including	less. All termination payments should be subject to phased payment and mitigation. Exit
exit payments	payments to departing directors should not go beyond one years' base pay, being the statutory cap set out in the Corporations Act. However, an executive may also have an entitlement under the terms of his or her service contract or the rules of the relevant incentive plan.
Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share-based awards.
Arrangements for	For new joiners, where an executive is appointed at an 'entry-level' salary-point which the
new joiners	remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g.
sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.
Discretion	In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.
It is relatively rare that a remuneration committee chooses to amend the targets used for either the STI or LTI following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.
Non-executive	Additional remuneration, other than fees, including participation in a share option scheme,
director fees	pension scheme (excluding compulsory superannuation contributions) and/or performance-related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.
Any increases to NED fees during the year under review will be considered alongside pay increases to executives and the broader workforce.
The remuneration report must name any person who provided material advice or services to the company or a relevant committee in the year, and set out additional details.
All-employee	ISS generally supports all-employee schemes, such as Share Incentive Plans (SIPs) as a way
schemes	of promoting employee ownership.

Remuneration of Executive Directors: Share Incentive Schemes

►   General Recommendation: Vote case-by-case on share-based incentives for executive directors.

Share-based incentives in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar derivative instruments, all of which are economically zero exercise price options (ZEPOs).

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Following the change in Australian taxation law regarding options effective 1 July 2015, the use of share option plans is expected to increase in popularity.

There are also a smaller number of share incentive schemes which are structured as loan-funded share plans, pursuant to Australian Securities & Investments Commission guidelines. These are effectively option-like structures and are considered on a case-by-case basis.

Remuneration of Executives: Long-Term Incentives

►   General Recommendation: Vote case-by-case on long-term incentives for executives. Vote against plans and proposed grants under plans if:

› Exercise price is excessively discounted;

› Vesting period is insufficiently long to reflect an appropriate long term horizon (ie less than three years);

› Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

› Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met in the initial testing period;

› Plan provides for excessive dilution; or

› Company failed to disclose adequate information regarding any element of the scheme.

In Australia, there is no statutory or ASX listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of equity-based plans under the exception provided in ASX Listing Rule 7.2, so that equity instruments issued under the plan do not count towards the “15 percent in 12 months” dilution cap (refer to “Issue of Shares (Placement): Advance Approval” above).

►   General Recommendation: Generally, vote against the remuneration report if a company utilizes the ASX Listing Rule 10.14 carve-out, and fails to put the proposed long term incentive or share-based grant to a shareholder vote.

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where shares are to be purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. Many institutional investors in Australia regard the carve-out as inappropriate and long-term incentive grants of shares to executive directors should be subject to a vote of shareholders, regardless of whether the shares are newly issued or purchased on-market.

Long Term Incentive Plan Considerations

The elements of the long-term incentive plan (and proposed grants of equity awards) are evaluated by ISS according to the following criteria:

Exercise Price

› Option exercise prices should not be at a discount to the prevailing market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” rights, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)

› Plans should not allow the repricing of underwater options.

› The allocation of ZEPOs should not be based on a substantially discounted, or "fair value", price of the company's securities, thereby increasing the number of equity awards which are granted, which could exponentially increase the value of the incentive received by the executive once vested.

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Vesting Period

› There should be appropriate time restrictions before rights can be exercised (if securities can vest in a timeframe which is less than three years, then this is not considered to be an appropriate representation of a shareholder's long term horizon for an ASX listed entity).

Performance Hurdles

› Generally, a hurdle that relates to total shareholder return (TSR) is viewed favourably by many shareholders compared to a hurdle that specifies an absolute share price target or an insufficient accounting measure of performance (such as earnings per share (EPS)).

› Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur at below-median performance, and the peer group should be appropriate and defensible (e.g. the peer group is not to be unacceptably small, or “cherry picked”).

› A sliding-scale hurdle, under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative), is required - a hurdle under which 100 percent of the award vests once a single target is achieved (ie. no "cliff vesting") is not considered appropriate given that it may act as a disincentive to performance if it subsequently becomes difficult to achieve, or if it is easiliy achieved.

› Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company performs relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life or there are generous re-testing provisions.

› Two different types of options should be distinguished:

› Grants of market-exercise-price options ("traditional options"), have an in-built share price appreciation hurdle, where the share price must increase above its "strike price" at the grant date for the executive to have an incentive to exercise, and

› Grants of zero exercise price options ("ZEPOs"), have no exercise price and the executive pays nothing to the company on exercising these rights.

› Accounting-related hurdles do not necessarily involve shareholder value creation before an incentive vests. In other words, an accounting performance hurdle may allow incentives to vest – and executives to be rewarded –without any medium to long-term improvement in total shareholder return having been delivered. Growth in EPS may, but does not always, translate into an improved share price and increased dividends over the medium to long term. Accordingly,

› An EPS hurdle can lead to executive reward without any increase in shareholder return in the case of ZEPOs, which may not be the same if incorporated with traditional options.

› An EPS hurdle can more readily be supported if used with traditional options, rather than with ZEPOs, although the use of traditional options in the Australian market is quite limited.

› An EPS target must be sufficiently demanding, or stretching, such that a hurdle should require a substantial cumulative growth rate in EPS. In order to assess whether an EPS hurdle is sufficiently demanding, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options are to vest only for EPS performance that exceeds consensus analyst forecasts.

› Operational hurdles are non-market and non-financial targets which are generally accompanied by unclear disclosure and often difficult to assess. Examples may include delivery of strategic projects, production targets, or discovery of mining reserves. ISS will assess these hurdles on a case-by-case basis, in order to establish if the hurdle is sufficiently demanding and capable of creating longer term shareholder value. These would more generally be accepted when used in conjunction with traditional options in order to align more closely with a tangible increase in shareholder value in excess of the strike price.

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Re-testing

› A re-test is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support re-testing of performance criteria on share options or other share-based incentive awards, on the basis that retesting undermines the incentive value of such awards. Such provisions have not been uncommon in the Australian market. However, as companies have moved toward annual grants of awards that mitigate the concerns over “cliff-vesting,” and the increasingly held view among institutional investors that re-testing does not constitute best practice, companies have now moved to a minimal number of re-tests, or they have eliminated retesting altogether.

› In cases where re-testing exists, ISS will evaluate the type of re-testing, either fixed-base or rolling, and the frequency of the re-testing. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than re-testing from a rolling start date.) Where a company has a particularly generous re-testing regime, and has not committed to significantly reduce the number of retests, vote against a resolution to approve the plan in question, or a grant of rights under the plan. This may also warrant a vote against the remuneration report, depending on other aspects of executive and non-executive remuneration practices. In the case of new plans, as a best practice, companies should not include re-testing provisions, but evaluate on a case-by-case approach basis.

Transparency

› Methodology for determining exercise price should be disclosed.

› Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

› Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

› Time restrictions before options can be exercised should be disclosed.

› Any restrictions on disposing of shares received should be disclosed.

› Full cost of options to the company should be disclosed.

› Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

› Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

› Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

› Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

› Scheme should be open to all key executives.

› Scheme should not be open to non-executive directors.

Other

› Plans should include reasonable change-in-control provisions (i.e. pro rata vesting and size of awards).

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› Plans should include "good leaver"/"bad leaver" provisions to minimize excessive and unearned payouts (see below for a discussion of the approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a qualified ‘For', with the qualification noting the breaches which investors would expected to be addressed by the remuneration committee in the future, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

Remuneration of Executives: Long-Term Incentive Plan Amendments

►   General Recommendation: Vote case-by-case on amendments to long-term incentive plans.

ISS will evaluate amendments to existing plans initially using the long-term incentive plan guidelines (above), and then, determine if the amendment is improving/removing negative features or if it is exacerbating such features.

If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, vote against the amendment to express dissatisfaction with the underlying terms of the plan.

Remuneration of Executives: Termination Benefit Approvals

►   General Recommendation: Vote case-by-case on termination benefits.

Amendments to the Australian Corporations Act in November 2009 provide a cap on allowable "termination benefits" to senior executives of 12 months' base pay (i.e. without shareholder approval). Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration.

Companies can seek shareholder approval for termination payments in advance, including benefits from unvested equity grants on termination. This also includes general approval for vesting of equity incentives on termination under a specific equity plan.

Generally, vote against resolutions seeking approval of termination payments to executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where shareholder approval is sought for termination benefits under any equity plan, which provides for termination benefits in excess of 12 months' base salary, vote 'For' the resolution if the approval is sought for three years or less and there is no vesting of awards without satisfaction of sufficiently demanding performance hurdles.

Non-Executive Director Perks/Fringe Benefits

►   General Recommendation: Where a company provides fringe benefits to non-executive directors in addition to directors' board and committee fees, vote case-by-case on:

› The remuneration report;

› Proposals to increase the non-executive directors’ aggregate fee cap; and/or

› The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

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Fringe benefits may include payments made, or services provided without charge, by the company. Examples may include, but are not limited to, additional "travel time fees", which may be charged by the director by the hour, for the time taken in travelling to board or company meetings either domestically or overseas.

Also, vote against when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company. Given that the same or similar benefits are generally not offered to shareholders or employees, such benefits are not considered good market practice, and they represent a potential conflict of interest to incentivize longevity on the board which may not be in the best interests of board succession planning or shareholders. These fringe benefits may be offered to non-executive directors as a cash payment (for example, retirement benefits) or in services provided or procured by the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

►   General Recommendation: Vote case-by-case for an increase in the maximum aggregate level of fees payable to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

ISS will take into account:

› The size of the proposed increase;

› The level of fees compared to those at peer companies;

› The explanation the board has given for the proposed increase;

› Whether the company has discontinued retirement benefits;

› The company’s absolute and relative performance over (at least) the past three years based on measures such as

(but not limited to) share price, earnings per share and return on capital employed;

› The company’s policy and practices on non-executive director remuneration, including equity ownership;

› The number of directors presently on the board and any planned increases to the size of the board;

› The level of board turnover.

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote against where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Approval of Share Plan

►   General Recommendation: Generally, vote for the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors' shareholdings and alignment with investors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

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Australia Proxy Voting Guidelines

5. ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Shareholder Proposals on Environmental, Social, and Governance (ESG) Matters

In Australia, the implications for non-binding ESG shareholder proposals have been established in legal precedent in the 1980s in NRMA Ltd v Parker (1986) 6 NSWLR 517 and upheld in ACCR v CBA [2015] FCA 785. The authority allows a board to refuse to put a non-binding shareholder proposal to a vote at a general meeting, and makes clear that such resolutions infringe upon the 'division of powers' doctrine between the board and the general meeting and do in fact usurp the board's authority. Accordingly, many boards have relied upon this precedent to deny consideration of such shareholder proposals at a general meeting.

In the recent past, a number of shareholder proponents of such resolutions have proposed a "first leg" to the agenda by seeking an amendment to the company's constitution to allow non-binding resolutions to be considered at a general meeting. To date, the generality of such constitutional amendments have caused these not to gain sufficient shareholder support, and therefore ESG resolutions have not proceeded to a vote of shareholders.

Globally, ISS applies a common approach to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally, vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (in terms of scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

If the items listed above are considered reasonable and would ordinarily warrant shareholder support of the ESG resolution, whereas the Board seeks to deny the vote of shareholders at a meeting, this could be regarded as a negative factor when considering a vote on the re-election of the Chairman, or any other relevant directors. When evaluating a non-binding ESG shareholder proposal, ISS will consider the nature and extent of engagement with the shareholder proponent and any undertakings given by the board in addressing the matters raised in the shareholder proposal.

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Australia Proxy Voting Guidelines

Board Diversity

Diversity on boards is an important topic for many shareholders. ISS will examine board diversity, including gender, skills, ethnicity and age as part of board refreshment and succession planning, in order to provide our clients with sufficient information on which to base informed engagement and voting decisions.

Proxy research reports on each company will include whether:

› There is a disclosed diversity policy;

› There are disclosed and measurable objectives in promoting gender diversity, amongst others;

› The company reports on progress against those measurable objectives;

› The company reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including how the company has defined “senior executive” and various management positions, for these purposes);

› The company is a “relevant employer” under the Workplace Gender Equality Act, the entity’s most recent “Gender Equality Indicators”, as defined in and published under that Act; and

› The company uses Box 1.5 of the ASX Guidelines 3rd ed. to create the company's diversity policy.

Economic, Environmental, and Sustainability Risks

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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Australia Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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New Zealand Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after March 1, 2017 Published March 13, 2017

New Zealand Proxy Voting Guidelines

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New Zealand Proxy Voting Guidelines

Remuneration of Non-Executive Directors: Issue of Options	15
Remuneration of Non-Executive Directors: Approval of share plan	15
Transparency of CEO Incentives	15
Remuneration of Executives: Options and Other Long-Term Incentives	15
Remuneration: Shareholder Resolutions	18
ENVIRONMENTAL AND SOCIAL ISSUES	18
Voting on Environmental and Social Proposals	18

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New Zealand Proxy Voting Guidelines

INTRODUCTION

These guidelines have been developed as the basis for ISS New Zealand Benchmark Policy for proxy voting recommendations.

The principle underpinning all ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that seeks their approval and to understand how it affects their interests as the owners of the company. An overarching ideal in corporate governance is that the laws, standards and principles applied require accountability, transparency and fairness.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast 'For', 'Against', and 'Abstain' on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending against resolutions such as the election of directors, especially the chairperson, the acceptance of Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company’s performance and to vote on resolutions put before an annual or, where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

› Consideration of the financial statements and reports (not normally a voting item);

› Election or re-election of directors;

› Changes in the Constitution of a company;

› Consideration of certain related party transactions;

› Consideration of an increase in the directors’ total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);

The goals of these guidelines are to recognize that:

› The objective of most shareholders is to hold and manage their investments with long term value creation in mind; and

› The principles of corporate governance have an ability to impact shareholder value and risk.

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New Zealand Proxy Voting Guidelines

1. GENERAL

Constitutional Amendment

►   General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by the NZX (under Listing Rule 6.1) and by a special resolution of shareholders (75-percent majority of votes cast). Proposals range from a general updating of various clauses to reflect changes in corporate law and NZX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend against any amendment that reduces shareholder rights without adequate justification.

Alteration of the Number of Directors/Board Size in Constitution

►   General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The New Zealand Stock Exchange Main Board Listing Rules (under Listing Rule 3.3.1) requires a minimum of three directors for public companies, and nominees are elected if they receive 50% shareholder support. There is no maximum board size limit set out in the New Zealand Companies Act nor the NZX Listing Rule, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Change Company Name

►   General Recommendation: Vote for proposals to change the company name.

Decisions on the company name require a special resolution of shareholders (75-percent majority of votes cast) and are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

►   General Recommendation: Vote for resolutions to change the nature or scale of business activities (NZX Listing Rule 9.1.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

2. CAPITAL STRUCTURE

Capital structures are generally non-contentious in New Zealand. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share capital paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but,

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New Zealand Proxy Voting Guidelines

in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

►   General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

►   General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

› It is intended for financing purposes with minimal or no dilution to current shareholders;

› It is not designed to preserve the voting power of an insider or significant shareholder.

Generally vote for the cancellation of classes of non-voting or sub-voting shares.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., abililty for alternate bidders to participate) can also affect shareholder value.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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New Zealand Proxy Voting Guidelines

Financial Statements

►   General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or the audit procedures used; and,

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

New Zealand companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used; and,

› Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under New Zealand law, but it will be a ballot item for NZX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

►   General Recommendation: Generally vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever a New Zealand public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

3. SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

►   General Recommendation: Generally vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

►   General Recommendation: Vote for reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

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New Zealand Proxy Voting Guidelines

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

Buybacks/Repurchases

►   General Recommendation: Generally vote for requests to repurchase shares, unless:

› There is clear evidence available of past abuse of this authority; or

› It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

› Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;

› Limitations on the exercise of the authority to thwart takeover threats; and

› A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

►   General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the "20-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

› Dilution to shareholders:

› In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

› Discount/premium in purchase price to the investor;

› Use of proceeds;

› Any fairness opinion;

› Results in a change in control;

› Financing or strategic alternatives explored by the company;

› Arms-length negotiations; and,

› Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

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New Zealand Proxy Voting Guidelines

►   General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company.

As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

4. BOARD OF DIRECTORS

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

In assessing resolutions concerning directors, ISS will consider the following:

› Directors are the stewards of the shareholders’ company;

› As such, directors should act in the interests of the company;

› Directors are best placed to provide oversight of the management and operations of a company;

› Directors should be responsive to the wishes of the shareholders whose interests they serve.

Director Age Limits

►   General Recommendation: Generally vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

There is no requirement in the NZ Companies Act for directors to retire at a certain age.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Alteration of the Number of Directors

►   General Recommendation: Vote case-by-case on proposals on board size. Generally vote for resolutions that set a maximum limit on board size. Generally vote against resolutions that seek to remove any maximum limit on board size.

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

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New Zealand Proxy Voting Guidelines

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance CouncilThe ASX Corporate Governance Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

› Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

› Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

› Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

› Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

› Does not have a material contractual relationship with the corporate group; and

› Is free from any other interest and any business or other relationship with the corporate group.

ISS’ definition of independence is as follows:

ISS Classification of Directors – New Zealand

Executive Director

› Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

A non-executive director who is:

› Classified as non-independent in the company's annual report;

› A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;

› A major shareholder, partner, or employee of a material adviser/supplier/customer1;

› A founder of the company, even if no longer a substantial shareholder2;

› A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;

› A designated representative of a shareholder;

› A director who has served for 12 or more years on the board;

› A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

› A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

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New Zealand Proxy Voting Guidelines

1 The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers and NZ$25,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial product holder is a shareholder controlling 5 percent or more of the quoted voting products in the company. This is in accordance with Financial Markets Conduct Act 2013 (FMCA).

3For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Voting on Director Nominees in Uncontested Elections

Overview

When voting on director nominees, take into consideration:

› The overall composition of the board;

› The composition of the audit, remuneration, risk (if applicable), and nomination committees;

› Skills of the individual directors;

› Individual directors' attendance records (where provided); and

› Service on other public company boards.

In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending against a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Voting on Director Nominees in Uncontested Elections

►   General Recommendation: Generally vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

› Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

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› Sits on more than a total1 of five listed boards (a chair as equivalent to two board positions); or

› An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

› Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;

› An executive other than the CEO who serves on the audit committee;

› A former partner or employee of the company’s auditor who serves on the audit committee:

› An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

If the board is not majority2 independent under ISS’ classification, generally vote against nominees who are:

› Executive directors (except for the CEO and founders integral to the company);

› A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

› A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Audit-Related Practices:

Generally vote against members of the audit committee as constituted in the most recently completed fiscal year if:

› If the entity receives an adverse opinion of the entity's financial statements from the auditor; or

› Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Under extraordinary circumstances, vote against directors individually, committee members, or the entire board, due to:

› Failure to act in the best interests of all shareholders;

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1 A one-year transition period will apply to the fiscal year ending 30 June 2017, to allow boards and affected directors (individuals with six directorships) to manage boardroom succession issues to address overboarding concerns if they so wish.

2 “Majority independent” is defined as over 50% independent.

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› Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Significant involvement with a failed company, or egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of Directors

►   General Recommendation: Vote case-by-case on resolutions for the removal of directors, taking into consideration:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders; and,

› Level of disclosure by company to shareholders.

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3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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New Zealand Proxy Voting Guidelines

5. REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

› Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;

› Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;

› Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);

› Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

› Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

►   General Recommendation: Vote case-by-case on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company's non-executive directors.

It is a requirement of the NZX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorizing the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

In assessing director remuneration, ISS’ overriding consideration is how remuneration relates to shareholders’ interests, specifically:

› The size of the proposed increase;

› The level of fees compared to those at peer companies;

› The explanation the board has given for the proposed increase;

› Whether the company has discontinued retirement benefits;

› The company’s absolute and relative performance over (at least) the past three years based on measures such as

(but not limited to) share price, earnings per share and return on capital employed;

› The company’s policy and practices on non-executive director remuneration, including equity ownership;

› The number of directors presently on the board and any planned increases to the size of the board;

› The level of board turnover.

Generally vote for a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

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New Zealand Proxy Voting Guidelines

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options

►   General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non-executive directors. The NZX Code encourages such schemes.

However ISS will generally recommend against the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

Remuneration of Non-Executive Directors: Approval of share plan

►   General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

Transparency of CEO Incentives

►   General Recommendation: Vote against the re-election of members of the remuneration committee if:

› The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or

› There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,

› There is no apparent credible explanation for the CEO not being a member of the board;

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April 2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

There are circumstances in which it may be appropriate for a CEO not to be a director; take into account all relevant circumstances of a particular company.

Remuneration of Executives: Options and Other Long-Term Incentives

►   General Recommendation: Vote case-by-case on options and long-term incentives for executives. Vote against plans and proposed grants under plans if:

› The company failed to disclose adequate information regarding any element of the scheme;

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New Zealand Proxy Voting Guidelines

› The performance hurdles are not sufficiently demanding;

› The plan permits retesting of grants based on rolling performance;

› The plan allows for excessive dilution.

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

› Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).

› Plans should not allow the repricing of underwater options.

Vesting Period

› Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance Hurdles

› Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

› Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

› The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) – is generally considered a sufficiently demanding hurdle.

› A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting").

› In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

› In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

› The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

› ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

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New Zealand Proxy Voting Guidelines

› Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

› Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

› For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

› ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend against a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

› ISS will however generally recommend against incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

› The methodology for determining exercise price of options should be disclosed.

› Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

› The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

› Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

› If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

› The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

› Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

› Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

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New Zealand Proxy Voting Guidelines

Eligibility for Participation in the Scheme

› Scheme should be open to all key executives.

› Scheme should not be open to non-executive directors.

Other

› Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

› Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Remuneration: Shareholder Resolutions

►   General Recommendation: Generally vote for appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration – beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 – or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Environmental and Social Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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New Zealand Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Asia-Pacific Region Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Asia Pacific Region Proxy Voting Guidelines

COVERAGE UNIVERSE		4
1.	OPERATIONAL ITEMS	4
	Financial Results/Director and Auditor Reports	4
	Appointment of Auditors and Auditor Fees	4
	Appointment of Internal Statutory Auditors	4
	Allocation of Income	4
	Stock (Scrip) Dividend Alternative	5
	Amendments to Articles of Association	5
	Change in Company Fiscal Term	5
	Lower Disclosure Threshold for Stock Ownership	5
	Amend Quorum Requirements	5
	Transact Other Business	5
2.	BOARD OF DIRECTORS	5
	Director Elections	5
	Classification of Directors	8
	Contested Director Elections	9
	Discharge of Directors	9
	Director, Officer, and Auditor Indemnification and Liability Provisions	10
	Board Structure	10
3.	CAPITAL STRUCTURE	10
	Share Issuance Requests	10
	Increases in Authorized Capital	10
	Reduction of Capital	11
	Capital Structures	11
	Preferred Stock	11
	Debt Issuance Requests	11
	Pledging of Assets for Debt	12
	Increase in Borrowing Powers	12
	Share Repurchase Plans	12
	Reissuance of Repurchased Shares	12
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	12
4.	COMPENSATION	13
	Compensation Plans	13
	Director Compensation	13
5.	REORGANIZATIONS/RESTRUCTURINGS	13
6.	MERGERS AND ACQUISITIONS	13
7.	MISCELLANEOUS AND OTHER PROPOSALS	14
	Expansion of Business Activities	14
	Related-Party Transactions	14

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Asia Pacific Region Proxy Voting Guidelines

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Asia Pacific Region Proxy Voting Guidelines

COVERAGE UNIVERSE

This document applies to all Asian Pacific markets (excluding Australia, New Zealand China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to ISS coverage would likely be included under this regional policy.

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Generally vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditors are being changed without explanation; or

› Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Generally vote for the appointment or (re)election of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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Asia Pacific Region Proxy Voting Guidelines

Stock (Scrip) Dividend Alternative

►   General Recommendation: Generally vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Generally vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Generally vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Generally vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests; or

› The board fails to meet minimum corporate governance standards.

Generally vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

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Asia Pacific Region Proxy Voting Guidelines

For Malaysia and Thailand, vote for the election of a board-nominated candidate unless:

› He/she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/she is an executive director serving on the audit, remuneration, or nomination committees; or

› He/she is a non-independent director nominee and the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

For Bangladesh and Pakistan, vote for the election of a board-nominated candidate unless:

› The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/ she is an executive director serving on the audit, remuneration, or nomination committees.

For Sri Lanka, vote for the election of a board-nominated candidate unless:

› The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/ she is an executive director serving on the audit, remuneration, or nomination committees; or

› He/ she is a non-independent director nominee and independent directors represent less than the higher of two independent directors or one-third of the board.

For Philippines, vote for the election of a board-nominated candidate unless:

› He/ she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/she is a non-independent director nominee and independent directors represent less than the higher of three independent directors or one-third of the board.

In making these recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

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Asia Pacific Region Proxy Voting Guidelines

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS Asia-Pacific Regional Classification of Directors on the following page.]

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Asia Pacific Region Proxy Voting Guidelines

Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[6]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for

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Asia Pacific Region Proxy Voting Guidelines

director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Asia Pacific Region Proxy Voting Guidelines

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Generally vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests General Issuances

►   General Recommendation: Generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Malaysia:

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Generally vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

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Asia Pacific Region Proxy Voting Guidelines

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Generally vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

►   General Recommendation: Generally vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Asia Pacific Region Proxy Voting Guidelines

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, vote against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

►   General Recommendation: Generally vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

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Asia Pacific Region Proxy Voting Guidelines

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Compensation Plans

►   General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

►   General Recommendation: Generally vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Generally vote against proposals to introduce retirement benefits for non-executive directors.

5. REORGANIZATIONS/RESTRUCTURINGS

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

6. MERGERS AND ACQUISITIONS

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

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Asia Pacific Region Proxy Voting Guidelines

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

7. MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Asia Pacific Region Proxy Voting Guidelines

8. ANTITAKEOVER MECHANISMS

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

9. SHAREHOLDER PROPOSALS

►   General Recommendation: Vote shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

10. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Asia Pacific Region Proxy Voting Guidelines

11. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

►   General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Asia Pacific Region Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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Israel Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after September 1, 2017 Published January 18, 2017

Israel Proxy Voting Guidelines

1.	OPERATIONAL ITEMS	3
	Financial Results/Director and Auditor Reports	3
	Appointment of Auditors and Auditor Fees	3
	Allocation of Income	3
	Stock (Scrip) Dividend Alternative	3
	Amendments to Articles of Association	3
	Amend Quorum Requirements	3
2.	BOARD OF DIRECTORS	4
	Director Elections	4
	Contested Director Elections	6
	Director, Officer, and Auditor Indemnification and Liability Provisions	6
	Board Structure	6
3.	CAPITAL STRUCTURE	7
	Share Issuance Requests	7
	Increases in Authorized Capital	7
	Reduction of Capital	7
	Capital Structures	7
	Preferred Stock	7
	Debt Issuance Requests	8
	Pledging of Assets for Debt	8
	Increase in Borrowing Powers	8
	Reissuance of Repurchased Shares	8
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	8
4.	COMPENSATION	9
	Executive compensation-related proposals	9
	Non-Executive Director Compensation	10
	Equity-based Compensation Guidelines	10
5.	OTHER ITEMS	11
	Reorganizations/Restructurings	11
	Mergers and Acquisitions	11
	Mandatory Takeover Bid Waivers	11
	Reincorporation Proposals	11
	Expansion of Business Activities	11
	Related-Party Transactions	11
	Antitakeover Mechanisms	12
	Shareholder Proposals	12
6.	ENVIRONMENTAL AND SOCIAL ISSUES	13
	Global Approach to Voting on Environmental and Social Proposals	13

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Israel Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

In Israel, this is a non-voting item in which the company is submitting to shareholders the annual financial statements and the directors' reports.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› The name(s) of the proposed auditors has not been published;

› The auditors are being changed without explanation;

› Fees for non audit services exceed standard annual audit related fees (only applies to companies on the MSCI

EAFE index and/or listed on any country main index); or

› Audit fees are being reported together with tax / other fees.

In circumstances where fees for non audit services include fees related to significant one time capital structure events

(initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals. Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Israel Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests; or

› The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained.

Vote against non-independent1 audit committee members.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

----------------------

1 See ISS Israel Classification of Directors.

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Israel Proxy Voting Guidelines

ISS Israel Classification of Directors

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (with five-year cooling off period);

› Defined as non-independent under article 245(a) of the the Israeli Companies Law 1999;Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› Not classified as non-independent by ISS (see above);

› No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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Israel Proxy Voting Guidelines

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions:

(1) Have the proponents proved that board change is warranted? And

(2) if so, are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Board Structure

►   General Recommendation: Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Israel Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance authorities without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

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Israel Proxy Voting Guidelines

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

Executive compensation-related proposals

►   General Recommendation: Vote case-by-case on management proposals seeking ratification of a company's executive compensation-related items. Vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3. Companies shall adequately disclose all elements of the compensation, including:

1.3.1. Any short- or long-term compensation component must include a maximum award limit.

1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3. Discretionary payments, if applicable.

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2.1. The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

2.1.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.1.3. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2. The balance between short- and long-term variable compensation shall be appropriate

2.2.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

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3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or (ii) any more restrictive provision pursuant to local requirements and/or market best practice.

3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4. Maintain an independent and effective compensation committee:

4.1. No executives may serve on the compensation committee.

4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors.

►   General Recommendation: Generally vote for proposals to award cash fees to non-executive directors. Vote against where:

› Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

› Proposed amounts are excessive relative to other companies in the country or industry.

› The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

› Proposals introduce retirement benefits for non-executive directors.

Vote case-by-case where:

› Proposals include both cash and share-based components to non-executive directors.

› Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

►   General Recommendation: Vote for equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Vote against proposed equity grants:

› If the three-year average burn rate exceeds 1 percent and the total potential dilution from outstanding and proposed plans exceeds 10 percent.

› If the three-year average burn rate is equal to or below 1 percent and the total potential dilution from outstanding and proposed plans exceeds 15 percent.

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5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

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› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6. ENVIRONMENTAL AND SOCIAL ISSUES

Global Approach to Voting on Environmental and Social Proposals

►   General Recommendation: Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

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United Kingdom and Ireland Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

United Kingdom and Ireland Proxy Voting Guidelines

INTRODUCTION		4
	Application of this policy	5
	Voting disclosure and the response to significant shareholder dissent	5
	Coverage universe	6
	Smaller companies	6
	Investment companies	6
1.	OPERATIONAL ITEMS	7
	Accept Financial Statements and Statutory Reports	7
	Amendments to the Articles of Association	7
	Amendments to Articles to allow Virtual Meetings	7
	Approve Final Dividend	7
	Appointment of External Auditors	8
	Authorise Board to Fix Remuneration of Auditors	8
2.	BOARD OF DIRECTORS	9
	Director Elections	9
	Other resolutions	10
	Controlling shareholders	10
	Board independence classification	10
	Tenure	11
	Board and committee composition	11
	Combined Chairman and CEO	12
	Election of a Former CEO as Chairman	12
	Contested Director Elections	13
3.	REMUNERATION	14
	Remuneration Policy	15
	Remuneration Report	19
	Approval of a new or amended LTIP	22
4.	CAPITAL STRUCTURE	23
	Authorise Issue of Equity with and without Pre-emptive Rights	23
	Authorise Market Purchase of Ordinary Shares	24
5.	OTHER ITEMS	24
	Mergers and Acquisitions	24
	Related-Party Transactions	25
	Mandatory Takeover Bid Waivers	25
	Reincorporation Proposals	26
	Authorise the Company to Call a General Meeting with Two Weeks' Notice	26
	Authorise EU Political Donations and Expenditure	26
	Shareholder Proposals (ESG)	27
6.	SMALLER COMPANIES	28

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INTRODUCTION

ISS has operated a standalone policy for the United Kingdom (UK) and Ireland since 2015. Previously, we used the voting guidelines of the Pensions and Lifetime Savings Association (formerly known as the National Association of Pension Funds, or NAPF) as our standard reference. The ISS policy remains broadly consistent with that of the Association, and continues to reflect other good practice standards relevant to the UK market. A number of good practice guidelines are referenced in this document; a full list of these guidelines is available in the appendix.

The "comply or explain" approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company's particular circumstances. When assessing the quality of a company's explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code (the Code.)

The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.

Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS’ Global Voting Principles1 include four key tenets – accountability, stewardship, independence, and transparency – which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:

Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship - A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

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1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

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These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation2 as well as other UK good practice recommendations.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on the Channel Islands Securities Exchange.

This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments.

Voting disclosure and the response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.

The UK Corporate Governance Code states that when, in the opinion of the board, a significant proportion of votes have been cast against a resolution at any general meeting, the company should explain when announcing the results of voting what actions it intends to take to understand the reasons behind the vote result. The FRC does not include a threshold for significant dissent, and market practice is bound to evolve in this area. However, many investors will use the 20 percent figure, initially suggested by the GC100 and Investor Group as a guideline for remuneration concerns, as a threshold for identifying significant issues more generally, although there may be reasons why, for some companies and/or types of resolution, a higher or lower level might be more appropriate.

In a feedback statement issued in 2014, the FRC clarified that it was not the intention that votes withheld should be included, although other market participants such as the Pensions and Lifetime Savings Association are of the view that dissent should be taken to mean both active abstentions and votes against. The GC100 and Investor Group advises that, although “votes withheld” (abstentions) are not votes in law, companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 20 percent as indicating a low level of support from investors that they would wish to address, although this will depend on the company concerned. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range 20 percent to 30 percent consistently seen as a threshold for significant dissent.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. As a starting point, dissent of 20 percent or more will generally be used as

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the trigger for this analysis. In certain circumstances, ISS may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment trusts. Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are different requirements for these companies. The core ISS policy recognizes these exceptions, and they are indicated in the relevant sections.

Smaller companies

Our approach in the UK to companies outside of the FTSE All Share has historically been based around the voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association) for smaller companies. The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (QCA Code) may also be a helpful guide to good corporate governance practices for AIM-listed companies.

The Pensions and Lifetime Savings Association's current guidelines advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity.

ISS applies its approach to smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment companies

The voting guidelines formerly issued by the NAPF for investment companies are the historic source of our benchmark recommendations for investment trusts and venture capital trusts. Also relevant are the key principles of the Association of Investment Companies (AIC) Code. Further details can be found in Chapter 7 of this document.

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1. OPERATIONAL ITEMS

Accept Financial Statements and Statutory Reports

►   General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.

Amendments to the Articles of Association

►   General Recommendation: Vote case-by-case on amendments to the articles of association.

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments.

When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.

As noted in the guidelines of the Pensions and Lifetime Savings Association, changes to the company’s articles should not be ‘bundled’ into a single resolution when they cover non-routine matters. When a company seeks to increase its borrowing powers, a limit should be stated in the revised articles.

Amendments to Articles to allow Virtual Meetings

►   General Recommendation: Generally vote for proposals allowing for the convening of hybrid3 shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only3 shareholder meetings.

While there is recognition of the potential benefits of enabling participation at shareholder meetings via electronic means, investors have raised concerns about moves to completely eliminate physical shareholder meetings, arguing that virtual meetings may hinder meaningful exchanges between management and shareholders and enable management to avoid uncomfortable questions.

Approve Final Dividend

►   General Recommendation: Generally vote for proposals to approve the final dividend, unless:

› The payout is excessive given the company's financial position.

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3 The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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The annual report includes a review of the company's performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item.

Appointment of External Auditors

►   General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:

› There are serious concerns about the procedures used by the auditor; or

› The auditors are being changed without explanation;

It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.

In line with the Pensions and Lifetime Savings Association position, where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chairman of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.

Where the auditor has resigned, the resignation letter should be posted on the company’s website. If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.

Authorise Board to Fix Remuneration of Auditors

►   General Recommendation: Generally vote for proposals authorising the board to fix the fees payable to the external auditors, unless:

› Fees for non-audit services routinely exceed standard audit-related fees.

While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the Pensions and Lifetime Savings Association has proposed a cap on the level of non-audit fees as a proportion of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering. Historically, this cap has been set at 100 percent of audit fees, although the Pensions and Lifetime Savings Association guidelines now refer to 75 percent.

Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of "other fees" in the annual report, ISS expects that the company will disclose the nature of these services.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Generally vote for the election or re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for further details of how this is interpreted in practice; or

› There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

An appropriate level of biographical detail should include a statement of a director’s other directorships and responsibilities (including any relevant previous positions held), the experience and skills that he/she brings and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.

Overboarding

Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

› Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

› Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held but the chair position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Attendance

In terms of considering attendance, ISS may recommend against the re-election of a director if, in the absence of a suitable explanation, attendance at board and committee meetings has been lower than 75 percent for two or more consecutive years. This applies to all directors, not just those with multiple outside directorships.

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Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for material failures of governance, stewardship, or risk oversight.

Other resolutions

Where there is evidence of long-standing poor practice and the company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote recommendation applied to the election or re-election of the board chairman or a committee chairman. Resolutions which take this approach are listed below:

› Appointment of external auditors

› Authorise board to fix remuneration of auditors

› Board and committee composition

› Remuneration policy and remuneration report

Other relevant issues

In addition to the above factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

› Representatives of a controlling shareholder where no relationship agreement is in place

› Board independence classification

› Tenure

Controlling shareholders

Following changes to the UK Listing Rules in 2014 which apply to companies with a controlling shareholder, the election or re-election of an independent director must now be approved by a normal ordinary resolution and separately approved by the minority shareholders. Both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s). Details of the relationship with the controlling shareholder should be disclosed to investors.

Board independence classification

ISS classifies a director as either an executive director or a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.

The chairman may be either a non-executive or an executive, although the designation of an executive chairman could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company's operations.

The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chairman is assessed on appointment.

►   General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply.

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In line with the UK Corporate Governance Code:

› Has been an employee of the company or group during the last FIVE years;

› Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

› Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;

› Has close family ties with any of the company's advisers, directors or senior employees;

› Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or

› Represents a significant shareholder.

In addition:

› Is attested by the board to be a non-independent non-executive director;

› Is a former board chairman;

› Has a substantial personal shareholding of ≥ 1 per cent ; or

› Tenure (see next section).

Tenure

On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the Pensions and Lifetime Savings Association position that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.

Board and committee composition

►   General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:

› The company discloses details of how the issue of concern will be resolved by the next AGM.

Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.

The re-election of a board chairman who was not considered independent upon appointment (and who would not be considered independent on an ongoing basis) will be assessed on a case-by-case basis, taking into account the overall balance of the board and his/her committee responsibilities.

Discussion

ISS will typically support the election and re-election of non-independent directors to the board if the overall board and committee composition is in line with the Code's requirements and they do not sit on the Audit and Remuneration committees.

For companies in the FTSE 350, in line with the Code, at least half the board excluding the chairman should comprise non-executive directors determined by the board to be independent. The audit committee should comprise at least three non-executive directors, and all members should be independent. The company chairman should not be a

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member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the company chairman may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

Companies in the FTSE All Share below the FTSE 350 should have at least two independent non-executive directors on the board, not including the company chairman. The board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The company chairman may be a member of, but not chair, of either committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

For all companies in the FTSE All Share (excluding investment trusts), the independence of the company chairman is assessed on appointment. Following his/her appointment, the chairman is considered separately to the other directors. The chairman may sit on certain board committees (as noted above) but ISS' policy is to expect a minimum level of representation of independent non-executives on the committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chairman may receive a negative vote recommendation on his or her reappointment, given he or she retains overall responsibility for the board's corporate governance arrangements.

Combined Chairman and CEO

►   General Recommendation: Generally vote against a director who combines the CEO and chairman roles, unless:

› The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.

Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both chairman and CEO is a serious breach of good practice. However, as recognised by the Pensions and Lifetime Savings Association, the temporary combination of the roles may be justified, for example when a chairman “bridges the gap” between the departure of a CEO and the appointment of his or her successor. ISS would not usually recommend support for the election of a director to serve as a combined chairman and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.

In some circumstances an executive chairman may be considered to effectively combine the chairman and CEO roles, notwithstanding the presence of another director on the board with the title CEO. In assessing this, ISS will pay close attention to the disclosures surrounding the split of responsibilities between the two individuals and their comparative pay levels.

Election of a Former CEO as Chairman

►   General Recommendation: Generally vote against the election of a former CEO as chairman, unless:

› The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

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The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. The Pensions and Lifetime Savings Association notes that investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered. The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the role of chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.

Contested Director Elections

►   General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders; and

› Whether minority or majority representation is being sought.

When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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3. REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the Pensions and Lifetime Savings Association in conjunction with a number of leading UK institutional investors, originally published in 2013. The principles state that:

› Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;

› Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;

› Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;

› Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and

› Companies and shareholders should have appropriately regular discussions on strategy and long-term performance.

While ISS' approach to remuneration is informed by the Pensions and Lifetime Savings Association's voting guidelines which contain the above principles, the Investment Association Principles of Remuneration, and The Directors' Remuneration Reporting Guidance produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code. In addition, for a number of years, ISS has supplemented these other sources with its own remuneration guidelines.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five year intervals) and then only as one part of an assessment of the remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. Bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.

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In 2016, the Executive Remuneration Working Group established by the Investment Association recommended that remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. This structure may be different to the salary/bonus/LTIP model typically followed by many UK companies. When forming a view on such arrangements, ISS will pay particular attention to the following points:

(1) How far the proposals are consistent with the good practice principles set out in these voting guidelines;

(2) The linkage between the proposals and the company's strategic objectives;

(3) Whether or not the proposals have an appropriate long-term focus;

(4) The extent to which the proposals help simplify executive pay; and

(5) The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration in the banking sector

The amendments to the Capital Requirements Directive limit the ratio between variable and fixed remuneration for certain key bank staff to 1:1, unless shareholders approve a higher ratio (up to a maximum of 2:1). ISS will consider banks' remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.

Remuneration Policy

►   General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:

› The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;

› The company's approach to fixed remuneration is appropriate;

› The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

› Increases to the maximum award levels for the LTIP and bonus have been adequately explained;

› Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, and vesting levels are in line with UK good practice;

› Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;

› The shareholding requirement for executive directors is a minimum of 200 percent of base salary;

› Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

› Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

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› The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;

› The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

› There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice
The start and end date	The GC100 and Investor Group guidance states that investors are generally in favour of
of the policy	the remuneration policy coming in to effect immediately following approval at the general meeting. It also notes that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.
Base salaries	The remuneration committee should explain its policy for setting and reviewing salary levels. The GC100 and Investor Group guidance states that there is a requirement to disclose the maximum that might be paid. This must be explained in monetary terms or any other way appropriate to the company (for example, a percentage of salary).
Benefits and pensions	Companies must describe the benefits provided to directors, which are expected to be in line with standard UK practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped.
Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. The Investment Association Principles note the pension provision for executives should, where possible, be in line with the general approach to the employees as a whole. No element of variable pay should be pensionable.
Annual bonus	As set out in the Investment Association Principles, annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.
The GC100 and Investor Group states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. In cases where a remuneration committee increases the maximum bonus opportunity, the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to another should be fully explained. ISS does not typically support uncapped bonus schemes.

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Policy component	Good market practice
Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period.
Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.
Long-term incentive	In line with the Investment Association Principles, scheme and individual participation
plans (LTIPs)	limits must be fully disclosed, and any change to the maximum award should be explained and justified. Any matching shares will be considered as part of the overall quantum.
Performance periods longer than three years and compulsory post-vesting holding periods are encouraged. Firms should avoid operating multiple long-term schemes.
ISS does not typically support uncapped LTIPs in line with the Code recommendation that upper limits should be set and disclosed. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.
Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company. The
Investment Association Principles state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.
ISS looks to see vesting levels at generally no more than 25 percent for threshold performance unless there are special reasons to support such as low positioning of salaries and LTI awards and relatively stretching targets at threshold. On the other hand, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary. Other issues will be taken into account such as how challenging the threshold targets are, and the positioning of salaries and remuneration levels in general.
Vesting should not occur for below median performance.
Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured, but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.
Malus and/or clawback	Malus means to forfeit some or all of a variable remuneration award before it has vested, while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. When designing schemes of performance-related remuneration for executive directors, the Code states that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the committee considers it would be appropriate to do so. The Pensions and Lifetime Savings Association advises that such

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Policy component	Good market practice
provisions should not be restricted solely to material misstatements of the financial statements.
Good leavers	Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the Investment
Association Principles suggest that any unvested options or conditional share-based awards should normally lapse.
In other circumstances of cessation of employment, some portion of the award may vest, but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the remuneration committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.
Change of control	The Investment Association suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.
Shareholding	The Code advises that the remuneration committee should consider requiring directors to
requirement	hold a minimum number of shares. The Pensions and Lifetime Savings Association argues for minimum shareholding guidelines of 200 percent of basic salary. Unvested holdings in share incentive plans do not count towards fulfilment of the requirement.
Executive directors'	Executive directors should have service contracts in place with notice periods set at one
service contracts,	year or less. If it is necessary to offer longer notice or contract periods to new directors
including exit payments	recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.
Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-
term awards should be pro-rated for time and performance. Guidance from the
Investment Association states that severance payments arising from poor corporate performance should not extend beyond fixed pay and benefits.
Arrangements for new	The GC100 and Investor Group suggests that companies may wish to consider a
joiners	statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-
on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.
Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer.
Remuneration policies will be opposed if the door is left open to potential "golden hellos"
or other non-performance related awards which do not clearly align with shareholders'
interests.

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Policy component	Good market practice
Discretion	Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy, or where the policy does not operate within fixed overall limits.
Non-executive director	Additional remuneration, other than fees, including participation in a share option
pay	scheme, pension scheme and/or performance related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.
All-employee schemes	ISS generally supports all-employee schemes, such as Save As You Earn (SAYE) schemes and Share Incentive Plans (SIPs) as a way of promoting employee ownership. ISS follows the Investment Association position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report

►   General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, where relevant taking into account the European Pay for Performance model4 outcomes with the qualitative review of a company's remuneration practices, paying particular attention as to whether:

› Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

› The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;

› Performance targets are measured over an appropriate period and are sufficiently stretching;

› Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;

› Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;

› Any special arrangements for new joiners were in line with good market practice;

› The remuneration committee exercised discretion appropriately; and

› There are no issues in the report which would be of concern to shareholders.

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4 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:

  ✓  The degree of alignment between the company's annualised TSR rank and the CEO's annualised total pay rank within a peer group, each measured over a three-year period.

  ✓   The multiple of the CEO's total pay relative to the peer group median.

  Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualised TSR during the period.

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Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an ‘Against” vote recommendation.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review, and the extent to which these were compliant with the remuneration policy as approved by shareholders. The elements of the report which ISS considers are described in more detail in the following section.

Report component	Good market practice
Base salaries, benefits and	Remuneration committees are required to justify salary levels and increases in
pensions	basic salary with reference to their remuneration policy.
Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company. The Investment Association Principles advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.
Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.
The Investment Association Principles note that any benefits relating to the relocation of an executive should be disclosed at the time of appointment.
Where these benefits are deemed necessary, they should be in place for a limited period, which is disclosed to shareholders. Each element of any relocation benefits should be detailed in the Remuneration Report
Annual bonus	The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.
There is an increasing expectation among investors that bonus targets will be disclosed retrospectively. Targets for both financial and non-financial targets should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out. If a remuneration committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard

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Report component	Good market practice
market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year. Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.
The payment of a ‘one-off’ special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.
Long-term incentive plans (LTIPs)	Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.
When assessing the awards which vested, the Investment Association
Principles advise that remuneration committees should ensure that the result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.
For awards granted in the year under review, the Investment Association
Principles note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary.
In this regard, the vesting levels for threshold and on target performance should be in line with market norms, with threshold vesting generally being no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.
Dilution limits	The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders. ISS supports the limits recommended as good practice by the Investment Association.
The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company's other schemes, must not exceed 10 percent of the issued ordinary share capital, adjusted for share issuance and cancellation, in any rolling 10 year period.
Commitments to issue new shares or re-issue treasury shares under executive
(discretionary) schemes should not exceed 5 percent of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10 year period.

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Report component	Good market practice
Any exit payments to departing	Exit payments to departing directors should not go beyond those to which the
directors	director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share awards.
Arrangements for new joiners	For new joiners, where an executive is appointed at an 'entry-level' salary-
point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g. sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.
Pay for new joiners during a year should match the period of the year for which they served.
The pay of the NEDs	Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce.
The company's disclosure as to the	The annual remuneration report must name any person who provided
use of remuneration consultants	material advice or services to a relevant committee in the reported year, and set out additional details in respect of some of them. The GC100 and Investor
Group suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.
Discretion	In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.
It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Approval of a new or amended LTIP

►   General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:

› The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;

› The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;

› Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;

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› The maximum payout is capped;

› The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

› The LTIP is in line with the current remuneration policy;

› Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;

› The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;

› The company is operating within the dilution limits of the company's share-based incentive schemes; and

› There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a flagged ‘For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

The Investment Association Principles emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.

4. CAPITAL STRUCTURE

Authorise Issue of Equity with and without Pre-emptive Rights

►   General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

› The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

› The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

ISS will generally support resolutions seeking authorities in line with the Investment Association's Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles5. ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, the routine authority to disapply pre-emption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period. Companies can seek shareholder approval for an authority up to 10 percent, provided that any amount in excess of the standard 5 percent is to be used only for purposes of an acquisition or a specified capital investment. A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority during the year - for example, by issuing shares up to 10 percent for purposes other than set out in the

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5 http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf.aspx

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guidelines or by using a cash-box structure6 to issue more than the authority approved at the previous AGM - is likely to receive a negative recommendation on the authority at the following AGM.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year's AGM.

Authorise Market Purchase of Ordinary Shares

►   General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:

› The authority requested exceeds the levels permitted under the Listing Rules; or

› The company seeks an authority covering a period longer than 18 months.

AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

5. OTHER ITEMS

Mergers and Acquisitions

►   General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation	Is the value to be received by the target shareholders, or paid by the acquirer, reasonable?
While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.
Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.

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6 A "cash box” structure refers to a method of raising cash from the issue of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

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Factor	Approach
Strategic rationale	Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
Management should also have a favourable track record of successful integration of historical acquisitions.
Conflicts of interest	Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.
Governance	Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors, where provided;

› The views of an independent financial adviser, where appointed;

› Whether any entities party to the transaction, including advisers, are conflicted; and

› The stated rationale for the transaction, including discussions of timing.

In the UK, under the Listing Rules the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

The Pensions and Lifetime Savings Association notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.

Mandatory Takeover Bid Waivers

►   General Recommendation: Generally vote against mandatory takeover bid waivers.

The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent "creeping acquisitions" and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.

When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders’ meeting. Waivers are usually sought where a company

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proposes to institute a share buyback programme in which a large investor or concert party does not intend to participate.

In line with the Pensions and Lifetime Savings Association, ISS will usually recommend a vote against Rule 9 waivers.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.

Authorise the Company to Call a General Meeting with Two Weeks' Notice

►   General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days' notice if the company has provided assurance that the authority will only be used when merited. An appropriate use of the authority is in circumstances where time is of the essence.

Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days' notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.

Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. Companies which have used this authority inappropriately by calling short-notice general meetings which are not obviously time-sensitive can expect future requests to be viewed sceptically when they attempt to renew this authority in future years. ISS may recommend against the authority at the next AGM in such cases.

The UK Corporate Governance Code was updated in 2014 to recommend that notices for general meetings (other than AGMs) should be sent to shareholders at least 14 working days before the meeting.

Authorise EU Political Donations and Expenditure

►   General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:

› The company made explicit donations to political parties or election candidates during the year under review;

› The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or

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› No cap is set on the level of donations.

Companies which have no intention of making donations to political parties or incurring obvious political expenditure may consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of ‘political’ under the Companies Act 2006.

Shareholder Proposals (ESG)

ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues.

►   General Recommendation: Vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and whether:

› The issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› The company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› The proposal's request is unduly burdensome, in terms of scope, timeframe or cost, or overly prescriptive, and how it compares with any industry standard practices for addressing the issue(s) raised by the proposal;

› Sufficient information is currently available to shareholders from the company or from other publicly available sources, if the proposal requests increased disclosure or greater transparency; and

› Implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

While a variety of factors are incorporated into each analysis, the overall principle guiding all vote recommendations is to focus on how the proposal may enhance or protect the position of shareholders in both the short-term and long-term.

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6. SMALLER COMPANIES

ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 6 of this document. The approach is largely in line with the core policy, with the exceptions identified below.

Accept Financial Statements and Statutory Reports

►   General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› There has been an accounting fraud or material misstatement during the year.

As stated in the core policy for this resolution, the overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:

› The identity of all the directors, their board roles, committee memberships and independence classification;

› List of major shareholders; and

› Attendance at board and committee meetings.

In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:

› Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)

› Absence of regular re-election for all directors (once every three years at a minimum); and

› Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.

Authorise Board to Fix Remuneration of Auditors

►   General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:

› Fees for non-audit services routinely exceed standard audit-related fees.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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Director Elections

►   General Recommendation: Generally vote for the election or re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or

› There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

Discussion

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chairman, may still be considered independent.

The award of share options, the receipt of additional remuneration from the company apart from a director's fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED's independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

Board and Committee Composition

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. This means that the board should include a minimum of two independent non-executive directors. The audit and remuneration committees should be fully independent, and should include a minimum of two independent non-executives. For the board and the audit and remuneration committees, the board chairman cannot count as one of the independent directors. The majority of the members of the nomination committee should be independent.

The chairman may sit on all committees provided that he/she continues to be considered independent.

For companies listed on AIM, and for other companies which are not a member of the FTSE All Share or FTSE Fledgling indices and in line with the QCA Code, the audit and remuneration committees should include independent non-executive directors only,7 and half the members of the nomination committee need to be independent.

For all companies, executive directors should not serve on the audit or remuneration committees.

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7 This position will be reflected in ISS vote recommendations from February 2018. Until then, and in line with ISS' previous policy position, a negative voting recommendation will not be applied to AIM companies which have at least a majority of independent non-executive directors sitting on the audit and remuneration committees, respectively.

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If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the board chairman may receive a negative vote recommendation on his or her reappointment, given he/ she retains overall responsibility for the board's corporate governance arrangements.

Election of a Former CEO as Chairman

Similar to the core policy, ISS may recommend a vote against the election of a former CEO as chairman, unless the company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

Authorise Issue of Equity without Pre-emptive Rights

►   General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

› The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

› The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year.

Remuneration Policy Resolutions

►   General Recommendation: When assessing remuneration policy resolutions, a negative vote recommendation would be considered if any of the following applied:

› Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;

› Vesting of incentive awards is not conditional on the achievement of performance hurdles;

› Re-testing is allowed throughout the performance period; or

› There are any other serious issues with the policy when measured against good market practice.

Remuneration Report Resolutions

►   General Recommendation: When assessing remuneration report resolutions, a negative vote recommendation would be considered if any of the following applied:

› Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;

› NEDs have received performance-related pay during the year under review;

› Options have been re-priced during the period under review;

› Re-testing is allowed throughout the performance period;

› Share awards granted to executive directors during the year under review feature a performance period of less than three years; or

› There are any other serious issues with the report when measured against good market practice.

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The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

FTSE Fledgling companies are covered by the same remuneration reporting requirements which apply to companies in the FTSE All Share index. They are required by law to seek shareholder approval for a binding remuneration policy at least once every three years, and must also present their remuneration report to shareholders every year on an advisory basis. In contrast, companies listed on AIM are not required to provide shareholders with a vote on the remuneration report or the remuneration policy, although some do on a voluntary basis. An AIM-listed company which submits its remuneration report for shareholder approval (but not its remuneration policy) will be assessed on the basis of all the issues identified in both the remuneration policy and remuneration report sections above.

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7. INVESTMENT COMPANIES

The voting guidelines previously issued by the NAPF (now the Pensions and Lifetime Savings Association) form the basis of our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code.

Investment companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of non-executive directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company's portfolio. The majority of trusts are externally-managed, but some investment trusts are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for investment decisions.

Director Elections

►   General Recommendation: Generally vote for the election or re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or

› There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote recommendation would over time be applied to the chairman's re-election.

Board and committee composition

Whether executive directors are present or not, at least half of the board should comprise independent NEDs.

The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.

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The chairman may sit on all committees provided that he or she continues to be considered independent, but should not chair the audit or remuneration committees.

The AIC Code recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which should review the manager’s performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.

Authorise Issue of Equity without Pre-emptive Rights

►   General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

› The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

› The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Share issuance proposals which involve the issue of C shares will be considered using the above guidance.

Remuneration

Remuneration resolutions are typically not contentious at externally-managed investment trusts. For internally-managed trusts which include executive directors on the board, ISS considers remuneration resolutions using the guidance set out under the smaller companies policy (see previous section).

Continuation of Investment Trust

►   General Recommendation: Generally vote the continuation resolution as described below:

› ISS will vote for when the board has tabled the resolution to comply with the requirement in the trust's articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern;

› If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, ISS will consider the issues on a case-by-case basis.

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8. OTHER POINTS TO NOTE

Board Diversity

ISS research includes commentary on the company's approach to diversity. The Pensions and Lifetime Savings Association expects companies to include a description of the board’s policy on diversity, including professional, international and gender diversity, any measurable objectives that it has set for implementing the policy, and progress on achieving the objectives.

Board Director acts as Company Secretary

The Code states that the company secretary should be responsible for advising the board through the chairman on all governance matters, and investors typically expect this role to be filled by a non-board member.

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9. APPENDIX

Good practice guidance referenced in this policy

The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:

The AIC Code of Corporate Governance (2016) http://www.theaic.co.uk/sites/default/files/hidden-files/AICCodeofCorporateGovernanceJUL16_0.pdf

Executive Remuneration Working Group Final Report (2016) http://www.theinvestmentassociation.org/assets/files/press/2016/ERWG%20Final%20Report%20July%202016.pdf

The GC100 and Investor Group Directors' Remuneration Reporting Guidance (2016) http://uk.practicallaw.com/groups/uk-gc100-investor-group

The Investment Association Principles of Remuneration (2018) https://www.ivis.co.uk/media/13548/Principles-of-Remuneration-2018.pdf

The Investment Association Share Capital Management Guidelines (2016) https://www.ivis.co.uk/media/12250/Share-Capital-Management-Guidelines-July-2016.pdf

The ISS Global Principles on Executive and Director Compensation https://www.issgovernance.com/file/policy/europe-proxy-voting-guidelines.pdf

The ISS Global Voting Principles http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

Pensions and Lifetime Savings Association Corporate Governance Policy and Voting Guidelines 2016/17 (2017) https://www.plsa.co.uk/portals/0/Documents/0611-Voting-%20Guidelines-%202016-17.pdf

The Pre-Emption Group – Disapplying Pre-emption Rights – A Statement of Principles (2015) http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf

The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (2013) http://www.theqca.com/shop/guides/70707/corporate-governance-code-for-small-and-midsize-quoted-companies-2013.thtml

Hermes EOS, NAPF and others - Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013) https://www.plsa.co.uk/portals/0/Documents/0351_3_remuneration_principles_for_building_and_reinforcing%20_lo ngterm_business_success_nov2013.pdf

The UK Corporate Governance Code (2016) https://frc.org.uk/getattachment/ca7e94c4-b9a9-49e2-a824-ad76a322873c/UK-Corporate-Governance-Code-April-2016.pdf

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